UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-08932

                             Artisan Funds, Inc.
              (Exact name of registrant as specified in charter)

                      875 East Wisconsin Avenue, Suite 800
                               Milwaukee, WI 53202
               (Address of principal executive offices) (Zip Code)

Janet D. Olsen                                Cameron S. Avery
Artisan Funds, Inc.                           Bell, Boyd & Lloyd LLC
875 East Wisconsin Avenue, #800               Three First National Plaza, #3300
Milwaukee, Wisconsin 53202                    Chicago, IL 60602

                   (Name and address of agents for service)

Registrant's telephone number, including area code: (414) 390-6100

Date of fiscal year end: 09/30/03

Date of reporting period: 09/30/03

ITEM 1. REPORTS TO SHAREHOLDERS.

                                 [ARTISAN LOGO]
                         ------------------------------
                         ------------------------------
                                     ANNUAL
                                     REPORT

                               SEPTEMBER 30, 2003
                         ------------------------------
                         ------------------------------
                           ARTISAN INTERNATIONAL FUND
                         ------------------------------
                             ARTISAN INTERNATIONAL
                                 SMALL CAP FUND
                         ------------------------------
                             ARTISAN INTERNATIONAL
                                   VALUE FUND
                         ------------------------------
                              ARTISAN MID CAP FUND
                         ------------------------------
                                ARTISAN MID CAP
                                   VALUE FUND
                         ------------------------------
                             ARTISAN SMALL CAP FUND
                         ------------------------------
                               ARTISAN SMALL CAP
                                   VALUE FUND
                         ------------------------------
                         ------------------------------


                              ARTISAN FUNDS, INC.
                                INVESTOR SHARES

--------------------------------------------------------------------------------
ARTISANFUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of September 30, 2003. That information and those views may change and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan International Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

-----------------------------------------------------------TABLE OF CONTENTS----

----------------------------------------------------
02   MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
----------------------------------------------------
02   Artisan International Fund
----------------------------------------------------
04   Artisan International Small Cap Fund
----------------------------------------------------
06   Artisan International Value Fund
----------------------------------------------------
08   Artisan Mid Cap Fund
----------------------------------------------------
10   Artisan Mid Cap Value Fund
----------------------------------------------------
12   Artisan Small Cap Fund
----------------------------------------------------
14   Artisan Small Cap Value Fund
----------------------------------------------------
----------------------------------------------------
16   SCHEDULES OF INVESTMENTS
----------------------------------------------------
16   Artisan International Fund
----------------------------------------------------
20   Artisan International Small Cap Fund
----------------------------------------------------
24   Artisan International Value Fund
----------------------------------------------------
27   Artisan Mid Cap Fund
----------------------------------------------------
32   Artisan Mid Cap Value Fund
----------------------------------------------------
35   Artisan Small Cap Fund
----------------------------------------------------
40   Artisan Small Cap Value Fund
----------------------------------------------------
----------------------------------------------------
46   STATEMENTS OF ASSETS & LIABILITIES
----------------------------------------------------

----------------------------------------------------
48   STATEMENTS OF OPERATIONS
----------------------------------------------------
----------------------------------------------------
50   STATEMENTS OF
     CHANGES IN NET ASSETS
----------------------------------------------------
----------------------------------------------------
54   FINANCIAL HIGHLIGHTS
----------------------------------------------------
----------------------------------------------------
58   NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------
----------------------------------------------------
68   REPORT OF
     INDEPENDENT AUDITORS
----------------------------------------------------
----------------------------------------------------
69   NOTES ON
     MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
----------------------------------------------------
----------------------------------------------------
70   PROXY VOTING POLICIES
     AND PROCEDURES
----------------------------------------------------
----------------------------------------------------
70   DIRECTORS AND OFFICERS
----------------------------------------------------

------------------------------------------------AVERAGE ANNUAL TOTAL RETURNS----

                                                                        SINCE
                                          1-YEAR         5-YEAR       INCEPTION
                                       -----------    -----------    -----------
Artisan International Fund
(inception 12/28/95)                       16.69%          9.09%         11.16%
--------------------------------------------------------------------------------
Artisan International Small Cap Fund
(inception 12/21/01)                       52.75          NA             20.31
--------------------------------------------------------------------------------
Artisan International Value Fund
(inception 9/23/02)                        44.35          NA             42.24
--------------------------------------------------------------------------------
Artisan Mid Cap Fund
(inception 6/27/97)                        27.52          17.94          19.07
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund
(inception 3/28/01)                        32.11          NA              8.69
--------------------------------------------------------------------------------
Artisan Small Cap Fund
(inception 3/28/95)                        38.58           6.12           7.71
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund
(inception 9/29/97)                        26.70          14.10           9.83
--------------------------------------------------------------------------------
As of 9/30/03.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, A FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in a Fund, when redeemed, may be worth more or less than their original cost. The performance information shown for Artisan International Small Cap Fund and Artisan International Value Fund does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. The performance information for Artisan International Value Fund and Artisan Mid Cap Value Fund reflects the Adviser's undertaking to limit each Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception, and has had a material impact on each Fund's performance, which would have been lower in its absence.

ARTISAN INTERNATIONAL, INTERNATIONAL SMALL CAP & INTERNATIONAL VALUE FUNDS:
International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems and higher transaction costs. These risks typically are greater in emerging markets. ARTISAN INTERNATIONAL and INTERNATIONAL SMALL CAP FUNDS invest in growth stocks, which may underperform other asset types during a given period. ARTISAN INTERNATIONAL SMALL CAP FUND invests in the stocks of smaller companies, which may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies. ARTISAN INTERNATIONAL VALUE FUND invests in value stocks, which may underperform other assets during some periods. In addition, the Fund may invest a significant portion of its assets in small and medium-sized companies, which may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies.

ARTISAN MID CAP & MID CAP VALUE FUNDS: Stocks of medium-sized companies tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods. ARTISAN MID CAP FUND invests primarily in growth stocks, which may underperform other asset types during a given period. ARTISAN MID CAP VALUE FUND invests primarily in value stocks, which may underperform other asset types during a given period.

ARTISAN SMALL CAP & ARTISAN SMALL CAP VALUE FUNDS: Stocks of smaller companies may be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and may have a shorter history of operations than larger companies. ARTISAN SMALL CAP FUND invests primarily in growth stocks, which may underperform other asset types during a given period. ARTISAN SMALL CAP VALUE FUND invests primarily in value stocks, which may underperform other asset types during a given period.

All of these risks are discussed in the Funds' prospectus. Please read it carefully before you invest or send money.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

ARTISAN
INTERNATIONAL
FUND

----HIGHLIGHTS------------------------------------------------------------------

o Artisan International Fund changed its fiscal year end from June 30 to September 30. This annual report discusses the results of the three-month period July 1, 2003, through September 30, 2003.

o Most of our chemical industry stocks posted strong returns. Our consumer discretionary sector stocks contributed to our relative underperformance.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of international growth companies of all market capitalizations. The investment team conducts its own fundamental analysis with particular emphasis on:

1) Well-managed companies focused on increasing shareholder value;
2) Sustainable growth prospects;
3) Reasonable valuations;
4) Dominant or increasing market shares or direct exposure to an identified theme.

----PERFORMANCE REVIEW----------------------------------------------------------

Despite a positive return for the period, Artisan International Fund lagged the markets. The Fund gained 5.82% for the three-month fiscal period while its benchmark, the MSCI EAFE/R Index, rose 8.13%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 9/30/03)


[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL FUND ($22,732)
         MSCI EAFE/R Index ($11,032)
         Lipper International Funds Index ($13,342)


                                               Lipper
                          ARTISAN    MSCI   International
                      INTERNATIONAL EAFE/R      Funds
                           FUND      Index      Index
                          ------   -------     -------
 12/28/95 (inception)     10,000    10,000     10,000
                          10,000    10,000     10,025
                          10,910    10,289     10,467
                          12,080    10,452     10,895
                          12,220    10,439     10,903
    12/96                 13,437    10,605     11,472
                          14,153    10,439     11,756
                          14,607    11,793     13,072
                          14,839    11,710     13,322
    12/97                 13,902    10,793     12,303
                          16,714    12,381     14,129
                          18,131    12,512     14,249
                          14,717    10,734     12,000
    12/98                 18,376    12,952     13,861
                          20,439    13,132     14,039
                          21,283    13,465     14,818
                          22,343    14,056     15,318
    12/99                 33,314    16,444     19,105
                          39,182    16,427     19,223
                          35,254    15,776     18,320
                          31,338    14,503     16,976
    12/00                 29,787    14,114     16,293
                          25,965    12,176     14,168
                          26,564    12,015     14,251
                          22,823    10,365     12,120
    12/01                 25,064    11,088     13,144
                          25,282    11,144     13,467
                          24,777    10,908     13,212
                          19,480     8,755     10,621
    12/02                 20,327     9,320     11,326
                          17,455     8,555     10,329
                          21,482    10,203     12,366
     9/03                 22,732    11,032     13,342


                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                     3-MONTH                            SINCE
FUND / INDEX                      FISCAL PERIOD* 1-YEAR     5-YEAR    INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund              5.82%     16.69%      9.09%      11.16%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                       8.13      26.01       0.55        1.27
--------------------------------------------------------------------------------
Lipper International Funds Index        7.89      25.63       2.14        3.79
--------------------------------------------------------------------------------
*Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 69 for a description of each index.

BIGGEST GAINERS
Clariant AG..................................   43.3%
Imperial Chemicals Industries PLC............   35.7
Credit Suisse Group..........................   20.0
Tesco PLC....................................   11.5
Nestle S.A, Class B..........................   11.4

BIGGEST LOSERS
Industria de Diseno Textil, S.A..............  -14.6%
Fomento Economico Mexicano S.A. .............   -8.5
EnCana Corporation...........................   -4.9
Deutsche Telekom AG..........................   -4.5
Muenchener Rueckversicherungs-
  Gesellschaft AG............................   -3.2

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some holdings may have experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

 02
 ---
 TWO

--------------------------------------------------ARTISAN INTERNATIONAL FUND----

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
For the three-month fiscal period, international equity markets continued their post-Iraq turnaround that began in the second calendar quarter of 2003. It appears that a global economic recovery has begun to unfold, but the pace of the stock market rally has been unexpected. During the three-month period, the MSCI EAFE/R Index advanced more than we have seen in a calendar third quarter for more than a decade.

We lost some relative performance in the consumer staples sector due to our overweight position, but offset most of the disadvantage with our stock picks. UK food retailer Tesco PLC announced solid first half results, which confirmed that it has strengthened its leading position in the UK retail food market. Nestle S.A. was also a solid performer. It contributed to results after a favorable financial report showed an increase in cash flows and operating margins. The part of the report we were most pleased with was the company's margin improvement, as it appears that cost cutting efforts have continued to deliver results. One stock pick that contributed negatively was Spanish clothing retailer Industria de Diseno Textil, S.A. It warned that gross margins for the second half of 2003 would be below expectations.

Many of our specialty chemicals sector stocks, benefiting from the strength of the cyclical recovery and improving raw material costs, posted attractive returns. Imperial Chemical Industries PLC was one of the leading performers after announcing profits that beat forecasts and additional job cuts aimed at lowering costs.

In the financial sector we lost relative performance due to the uneven returns of our stock picks. For example, Credit Suisse Group's stock rose by about 20% as it recovered from last year's losses. The stock of Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re) suffered after its debt was downgraded by Standard & Poor's following a second quarter loss. The loss was due to an extraordinary tax charge triggered by a fiscal policy debate related to the tax treatment of certain investment funds.

The information technology sector was the strongest performing group in the MSCI EAFE/R Index. Our stock selections performed well, but we underperformed in the area because we only owned a few select names. One of our stocks, semiconductor company ASML Holding N.V., was up due to reductions in workforce, better margins and a number of favorable reports about the outlook for semiconductor demand.

On a regional basis, what we gained through stock picking in Europe was more than offset by the negative allocation effect from the Pacific Rim and Japan due to our underweight position. We underestimated the momentum of the rally, as markets such as Hong Kong, Taiwan and Japan were among the best performers during the quarter.

PORTFOLIO CHANGES
On a regional and country level, we added primarily in Japan but also in Hong Kong, South Korea and Taiwan, while we reduced our European exposure. Otherwise, we remained focused on long-term trends and stayed with most of our thematic holdings.

In the financial sector, we added Nikko Cordial Corporation, a holding company for a major Japanese broker that also has a joint venture with Citigroup Inc. We like the recent measures the company has taken to improve the stability of earnings, such as cost cuts and revisions to its pay structure. We sold ABN Amro Holdings, a Dutch bank that earns a portion of its revenue from the U.S. mortgage market, when we concluded that its growth prospects had been dimmed by falling refinancing demand in the U.S. At our lower expected growth rate, we thought the company was fully valued.

In the media area, it appears that ad spending is beginning to show signs of life again, and the stocks of advertising agencies and media companies reflected the improved business outlook. We thought this had the potential to be a global trend, so we added a number of Japanese media companies such as Nippon Television Network Corporation, Tokyo Broadcasting System, Inc. and Fuji Television Network, Inc. to our portfolio.

FUND STATISTICS
Net Assets...................................  $8.9 Bil.
Number of Holdings...........................        103
Weighted Avg. Market Cap..................... $24.2 Bil.
Weighted Avg. Growth Rate (3-5 yr)...........      10.5%
Weighted Harmonic Avg. P/E (2003E)...........      17.5X

All statistics are as of 9/30/03.

TOP 10 HOLDINGS
Allianz AG (Germany).........................    3.6%
Compass Group PLC (United Kingdom)...........    3.4
Nestle S.A., Class B (Switzerland)...........    3.3
Honda Motor Co., Ltd. (Japan)................    2.8
Tesco PLC (United Kingdom)...................    2.8
Lloyds TSB Group PLC (United Kingdom)........    2.6
Muenchener Rueckversicherungs-
Gesellschaft AG (Germany)....................    2.6
Fortis (NL) N.V. (Netherlands)...............    2.5
Marks & Spencer Group PLC (United Kingdom)...    2.5
Carrefour S.A. (France)......................    2.3
TOTAL........................................   28.4%

As a percentage of total net assets as of 9/30/03.

TOP 5 SECTORS
Consumer Discretionary.......................   24.9%
Financials...................................   24.2
Consumer Staples.............................   16.5
Telecommunications Services..................    7.9
Materials....................................    7.4

As a percentage of total net assets as of 9/30/03.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom...............................   23.3%
Switzerland..................................   15.7
Germany......................................   13.4
Japan........................................    9.8
France.......................................    6.0

As a percentage of total net assets as of 9/30/03.

REGION ALLOCATION
                                                9/03      6/03
                                               -----     -----
Europe.......................................   74.6%     79.1%
Asia/Pacific.................................   13.8       8.0
Latin America................................    6.8       8.4
North America................................    2.9       3.3

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           03
                                                                          -----
                                                                          THREE

ARTISAN
INTERNATIONAL
SMALL CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o Artisan International Small Cap Fund changed its fiscal year end from June 30 to September 30. This annual report discusses the results of the three-month period July 1, 2003, through September 30, 2003.

o Artisan International Small Cap Fund closed to most new investors September 26, 2003. Shareholders of the Fund as of September 25, 2003, may continue to buy shares and reinvest dividends and capital gains.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of smaller international growth companies. The investment team conducts its own fundamental analysis with particular emphasis on:

1) Well-managed companies focused on increasing shareholder value;
2) Sustainable growth prospects;
3) Reasonable valuations;
4) Strong or increasing market shares or direct exposure to an identified theme.

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan International Small Cap Fund gained 14.46% for the three-month fiscal period and trailed the MSCI EAFE/R Small Cap Index that increased 16.46%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/01 to 9/30/03)


[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL SMALL CAP FUND ($13,885)
         MSCI EAFE/R Small Cap Index ($13,325)
         MSCI EAFE/R Index ($10,194)
         Lipper International Small-Cap Funds Index ($12,713)

                          ARTISAN      MSCI
                       INTERNATIONAL  EAFE/R               Lipper
                           SMALL       Small     MSCI   International
                            CAP         Cap     EAFE/R   Small-Cap
                           FUND        Index     Index  Funds Index
                          ------     -------    -------  ----------
 12/21/01 (inception)       10,000    10,000     10,000    10,000
                            10,080    10,218     10,245    10,219
     3/02                   10,490    10,806     10,298    10,645
     6/02                   10,500    11,254     10,079    10,925
     9/02                    9,090     9,449      8,090     9,131
    12/02                    9,945     9,420      8,612     9,407
     3/03                    9,564     9,149      7,905     8,999
     6/03                   12,130    11,441      9,428    11,137
     9/03                   13,885    13,325     10,194    12,713


                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                         3-MONTH                        SINCE
FUND / INDEX                          FISCAL PERIOD*     1-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan International Small Cap Fund       14.46%         52.75%         20.31%
--------------------------------------------------------------------------------
MSCI EAFE/R Small Cap Index                16.46          41.02          17.55
--------------------------------------------------------------------------------
MSCI EAFE/R Index                           8.13          26.01           1.09
--------------------------------------------------------------------------------
Lipper International Small-Cap Funds Index 14.15          39.23          14.48
--------------------------------------------------------------------------------
*Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. ARTISAN INTERNATIONAL SMALL CAP FUND INVESTS IN THE STOCKS OF SMALLER COMPANIES, WHICH MAY BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGE COMPANIES, HAVE UNDERPERFORMED THE STOCKS OF LARGER COMPANIES DURING SOME PERIODS AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. See page 69 for a description of each index.

BIGGEST GAINERS
Banco Latinoamericano de Exportaciones,
  S.A. - E Shares............................   50.6%
Hong Kong Exchanges & Clearing Ltd...........   43.2
Trinity Mirror PLC...........................   29.4
Vimpel-Communications - (ADR)................   27.8
N.V. Holdingmaatschappij De Telegraaf........   18.3

BIGGEST LOSERS
Stada Arzneimittel AG........................  -15.0%
LG Household & Health Care Ltd...............  -14.6
Telekom Malaysia Berhad......................   -8.9
Telekom Austria AG...........................   -6.3
Wimm-Bill-Dann Foods OJSC - (ADR)............   -5.3

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

 04
----
FOUR

----------------------------------------ARTISAN INTERNATIONAL SMALL CAP FUND----

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
Following the turnaround in the second calendar quarter of 2003, international equity markets continued their post-Iraq advance during the three-month fiscal period. While we agree that the economic fundamentals have continued to improve, the momentum and focus of the rally has been surprising.

The financial sector provided our strongest relative results for the fiscal period. Latin American bank Banco Lationamericano de Exportaciones S.A., our largest holding, was the strongest performing stock in the area. The appointment of a new CEO, a strategic alliance with Bank of America and an improved quarterly earnings report were a few of the driving factors behind the stock's return. Hong Kong Exchanges & Clearing Ltd. was another company in the sector that performed very well. The turnaround in equity markets and an increase in trading volume were the primary drivers behind the strong result.

Our consumer discretionary holdings also contributed strongly to performance. One of the best performing stocks was Trinity Mirror PLC, the UK's largest newspaper publisher. It benefited from its new CEO's restructuring plans and growing indications about a global recovery of advertising spending.

One negative performer was South Korean consumer products company LG Household & Health Care Ltd. It reported disappointing earnings on lower margins due to higher marketing expenses and increasing competition in cosmetics. In addition, the South Korean economy, which slipped into its first recession in five years, is weighing on demand. A typhoon and soft consumer spending were factors that we believe delayed a potential recovery.

In the healthcare sector, generic drug maker Stada Arzneimittel AG hurt performance after being one of our best performers in the second quarter of 2003. For the three-month period, the company's results offered mixed reviews as earnings were in line with expectations, but margins in both the branded and generic drug divisions fell.

On a regional basis, returns were fairly proportionate to our allocations. The largest contribution was from Europe, but our emerging markets and Pacific Basin exposure also added to returns. As we said earlier, the momentum of the market rally has been surprising, and this was particularly true with respect to Asian markets. Hong Kong, Taiwan and Japan were among the best performing markets and the largest influences on relative performance were our lack of exposure to Japan and a strong yen, which offset our gains from stock selection in the other areas.

PORTFOLIO CHANGES
On a regional and country level, we added a number of stocks in Asia and the Pacific Rim. Our weighting in Canada fell, mainly due to the sale of hotel chain Four Seasons Hotels, Inc. Our allocations to Europe and Japan changed only slightly. The largest commitments we have on a sector basis are consumer staples and consumer discretionary, but we pared back both sectors causing our absolute and relative weightings to fall compared to June 30, 2003.

Some specific transactions in the consumer sectors included the sales of U.K. pub operator J.D Wetherspoon PLC and U.K. homebuilder Bovis Homes Group PLC. Two purchases made during the quarter were Japanese home center chain Komeri Company, Ltd. and leading Italian luxury goods company Bulgari S.p.A. Komeri's margins are trending higher and the company boosted its product lineup for professionals. Bulgari has a strong brand name, a history of product innovations, and an improved cost structure driven by higher internal efficiencies.

Outside of the consumer sector, two of the largest purchases were diversified Swiss industrial company Sulzer AG and South Korean shipbuilder Samsung Heavy Industries Company, Ltd. Sulzer, which has a solid balance sheet, has shown improvements in margins and generates solid revenue growth. Samsung has a strong cash position and it stands to benefit from a potential increase in global shipbuilding demand and pricing.

FUND STATISTICS
Net Assets...................................$391.3 Mil.
Number of Holdings...........................        75
Median Market Cap............................ $1.3 Bil.
Weighted Avg. Market Cap..................... $2.0 Bil.
Weighted Avg. Growth Rate (3-5 yr)...........     19.0%
Weighted Harmonic Avg. P/E (2003E)...........     18.8X

All statistics are as of 9/30/03.

TOP 10 HOLDINGS
Banco Latinoamericano de Exportaciones, S.A. -
  E Shares (Panama)..........................    4.5%
Vimpel-Communications - ADR (Russia).........    3.0
Straumann Holding AG (Switzerland)...........    2.8
N.V. Holdingmaatschappij De Telegraaf
  (Netherlands)..............................    2.5
Fraser & Neave Limited (Singapore)...........    2.4
Gruppo Editoriale L'Espresso S.p.A. (Italy)..    2.3
Rodriguez Group (France).....................    2.2
Trinity Mirror PLC (United Kingdom)..........    2.1
Sogecable, S.A. (Spain)......................    2.0
SIG Holding AG (Switzerland).................    2.0
TOTAL........................................   25.8%

As a percentage of total net assets as of 9/30/03.

TOP 5 SECTORS
Consumer Discretionary.......................   29.4%
Consumer Staples.............................   21.1
Financials...................................   13.0
Healthcare...................................   11.2
Industrials..................................    8.2

As a percentage of total net assets as of 9/30/03.

TOP 5 COUNTRY ALLOCATIONS
Switzerland..................................   13.8%
United Kingdom...............................   10.4
Netherlands..................................    6.7
France.......................................    5.3
Italy........................................    5.0

As a percentage of total net assets as of 9/30/03.

REGION ALLOCATION
                                                9/03      6/03
                                               -----     -----
Europe.......................................   63.8%     64.5%
Asia/Pacific.................................   21.0      17.0
Latin America................................    7.2       9.6
North America................................    4.8       7.2

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                            05
                                                                          -----
                                                                           FIVE

ARTISAN
INTERNATIONAL
VALUE FUND

----HIGHLIGHTS------------------------------------------------------------------

o Artisan International Value Fund changed its fiscal year end from June 30 to September 30. This annual report discusses the results of the three-month period July 1, 2003, through September 30, 2003.
o Artisan International Value Fund marked its first calendar year of operation having significantly outperformed its benchmark for the 12-month period.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of undervalued non-U.S. companies. Our focus is on selecting individual companies, not countries or industries. We conduct our own in-depth fundamental research with the goal of investing in companies at a significant discount to the team's estimates of their economic value. Attention is also given to a company's historic returns on capital, its financial strength and management. Assessing the tradeoffs among these factors is at the heart of our investment process.

----PERFORMANCE REVIEW----------------------------------------------------------

Artisan International Value Fund gained 10.07% for the three-month fiscal period ended September 30, 2003, and outperformed its benchmark, the MSCI EAFE/R Index, which gained 8.13%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/02 to 9/30/03)


[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL VALUE FUND ($14,320)
         MCSI EAFE/R Value Index ($13,040)
         MCSI EAFE/R Index ($12,639)
         Lipper International Funds Index ($12,526)

                         ARTISAN      MSCI               Lipper
                      INTERNATIONAL  EAFE/R     MSCI  International
                         VALUE       Value     EAFE/R    Funds
                          FUND       Index     Index     Index
                         ------     -------   -------  --------
  9/23/02 (inception)    10,000    10,000     10,000    10,000
     9/02                 9,920     9,965     10,031     9,971
    10/02                10,070    10,473     10,570    10,488
    11/02                10,570    11,116     11,049    10,985
    12/02                10,600    10,632     10,678    10,633
     1/03                10,510    10,269     10,232    10,244
     2/03                10,280    10,019      9,997     9,940
     3/03                10,210     9,736      9,801     9,697
     4/03                11,450    10,797     10,761    10,657
     5/03                12,480    11,543     11,413    11,342
     6/03                13,010    11,899     11,689    11,610
     7/03                13,280    12,318     11,972    11,935
     8/03                13,710    12,685     12,261    12,279
     9/03                14,320    13,040     12,639    12,526

                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                        3-MONTH                         SINCE
FUND / INDEX                         FISCAL PERIOD*      1-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan International Value Fund           10.07%         44.35%        42.24%
--------------------------------------------------------------------------------
MSCI EAFE/R Value Index                     9.58          30.85         29.75
--------------------------------------------------------------------------------
MSCI EAFE/R Index                           8.13          26.01         25.84
--------------------------------------------------------------------------------
Lipper International Funds Index            7.89          25.63         24.73
--------------------------------------------------------------------------------
*Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE STOCKS OF SMALL AND MEDIUM-SIZED COMPANIES, WHICH MAY BE MORE VOLATILE AND LESS LIQUID AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGE COMPANIES. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. A Fund's historical performance, particularly over short time periods, should not be the sole factor in an investment decision. Investors should maintain realistic expectations for future performance. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The performance shown reflects the Adviser's undertaking to limit the Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception, and has had a material impact on the Fund's performance, which would have been lower in its absence. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. See page 69 for a description of each index.

BIGGEST GAINERS
NIPPONKOA Insurance Company, Ltd.............   45.5%
PubliGroupe S.A. ............................   44.4
Carpetright PLC..............................   33.7
Schindler Holding AG.........................   31.4
Meitec Corporation...........................   21.4

BIGGEST LOSERS
Brit Insurance Holdings PLC..................  -11.5%
Lotte Chilsung Beverage Co., Ltd. - Common...   -6.7
Asia Satellite Telecommunications
  Holdings, Ltd..............................   -5.0
Aventis S.A..................................   -3.9
Arch Capital Group, Ltd......................   -2.9

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

 06
----
 SIX

--------------------------------------------ARTISAN INTERNATIONAL VALUE FUND----

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
The three-month fiscal period continued the positive trend set in the second calendar quarter of 2003. Most major market indexes posted gains, though not at the same dramatic pace of the second quarter. Investors in foreign markets enjoyed the additional benefit of currency translation as many major currencies continued their two-year climb against a US dollar that was under mounting pressure from a record current account deficit, rising budget deficits, and low interest rates.

The largest positive contribution to the Fund in the fiscal period came from NIPPONKOA Insurance Company, Ltd. NIPPONKOA is one of Japan's largest property and casualty insurers. The main issue affecting this company at the time of investment was the low return earned on the company's investment portfolio. This depressed the company's ROE and, in our view, was the reason the shares traded at a large discount to book value. As a natural consequence of a rising Japanese stock market, investor interest has returned to the property and casualty insurance sector in anticipation of better operating returns and a growing book value per share. NIPPONKOA rallied along with the sector.

The company that had the largest negative impact on the Fund was coincidentally another property and casualty insurer. Brit Insurance Holdings PLC was purchased for the Fund during the second quarter of 2003. The company's shares declined during the quarter ended September 30, without, we believe, a fundamental reason. We took the opportunity to increase our stake and were happy to see the company's CEO do the same.

PORTFOLIO CHANGES
It may seem paradoxical, but in this environment of rising markets and increasing investor optimism, our jobs as investors become more difficult. That's not to say that we don't like to see rising stock prices. But remember, we are looking to buy stocks at a significant discount to our estimate of long-term intrinsic value. As investors become more optimistic, they feel more confident placing higher valuations on stocks, which narrows this gap between intrinsic value and stock prices. Of course, we benefit from this process as our stocks rise in price, but suffer as it becomes more difficult to find new significantly undervalued stocks - hence the paradox.

During the fiscal period, as is generally true, our investment activity was a function of the movement in stock prices relative to our intrinsic value estimates. Three stocks, Accenture Ltd., Tecan Group AG and Topdanmark A/S, reached or exceeded our estimates of intrinsic value and were sold. And while rising equity valuations have made it more difficult to find undervalued securities that meet our criteria, we did find three attractive companies to add to the portfolio: Arch Capital Group, Ltd., Lotte Chilsung Beverage Co., Ltd. and Unilever PLC.

Arch Capital is a Bermuda-based insurance and reinsurance company. We believe Arch Capital has an underutilized capital base and a talented management team in place to profitably grow the business.

Lotte Chilsung Beverage Co., Ltd. is Korea's largest beverage company with a nearly 45% market share of non-alcoholic beverages. In our opinion, the company's attractions are many, including a strong competitive position, high return on capital and a very cheap valuation. There are some risks, particularly that the interests of the controlling shareholder may not necessarily be aligned with ours as minority shareholders. However, we simply cannot find another business of this quality trading at such an attractive price.

Unilever is an Anglo-Dutch food and consumer products company that owns many familiar powerhouse brands including Lipton/R Tea, Knorr/R Soups, Hellmann's/R Mayonnaise and Dove/R soap. We believe investors have overlooked stable, mature companies such as Unilever in favor of more exciting, potentially fast-growing stocks with exposure to an economic recovery.

We think it is worth noting that the three stocks we sold had an average P/E that was roughly two times more than the three stocks we purchased. In short, we sold stocks that appeared fully valued to us and replaced them with stocks that we think are meaningfully undervalued.

FUND STATISTICS
Net Assets...................................$23.6 Mil.
Number of Holdings...........................        41
Median Market Cap............................ $1.4 Bil.
Weighted Avg. Market Cap.....................  $7.1Bil.
Median P/B Value.............................      1.7X
Weighted Harmonic Avg. P/E (2003E)...........     16.3X

All statistics are as of 9/30/03.

TOP 10 HOLDINGS
Diageo PLC (United Kingdom)..................    4.2%
Meitec Corporation (Japan)...................    4.0
NIPPONKOA Insurance Company, Ltd. (Japan)....    3.4
Hunter Douglas N.V. (Netherlands)............    3.2
Aventis S.A. (France)........................    3.2
Euronext N.V. (Netherlands)..................    3.1
Tower, Ltd. (New Zealand)....................    3.1
Arch Capital Group, Ltd. (Bermuda)...........    3.0
Brit Insurance Holdings PLC (United Kingdom).    2.9
Pargesa Holding AG, Geneva (Switzerland).....    2.9
TOTAL........................................   33.0%

As a percentage of total net assets as of 9/30/03.

TOP 5 SECTORS
Financials...................................   25.1%
Consumer Discretionary.......................   18.9
Consumer Staples.............................   16.3
Industrials..................................   12.1
Healthcare...................................    7.6
As a percentage of total net assets as of 9/30/03.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom...............................   19.7%
Switzerland..................................   14.9
Japan........................................   11.1
Germany......................................    7.4
Netherlands..................................    7.2

As a percentage of total net assets as of 9/30/03.

REGION ALLOCATION
                                                9/03      6/03
                                               -----     -----
Europe.......................................   65.4%     70.1%
Asia/Pacific.................................   22.1      19.4
North America................................    4.3       3.6
Latin America................................    2.3       2.0

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           07
                                                                         -----
                                                                         SEVEN

ARTISAN
MID CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o  Artisan Mid Cap Fund changed its fiscal year end from June 30 to September
   30. This annual report discusses the results of the three-month period July 1, 2003 through September 30, 2003.

o Technology stocks contributed positively to relative performance. Our consumer-related exposure hurt our relative results.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to identify well-managed mid-sized companies whose growth and profit potential are not yet fully recognized by investors. Specifically, we spend most of our time answering three questions about a company before we will invest in it:

1) Does the company exhibit franchise characteristics?
2) Is the company positioned for long-term growth and at an early stage in its profit cycle?
3) Is the stock of the company trading at a reasonable discount to our estimate of its private market value?

----PERFORMANCE REVIEW----------------------------------------------------------

For the three-month fiscal period ended September 30, 2003, Artisan Mid Cap Fund gained 6.01%, while its benchmark, the Russell Midcap/R Index, increased 6.43%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 9/30/03)

[CHART APPEARS HERE]

         ARTISAN MID CAP FUND ($29,822)
         Russell Midcap/R Growth Index ($12,860)
         Russell Midcap/R Index ($15,639)
         Lipper Mid-Cap Core Funds Index ($15,598)

                                    Russell               Lipper
                          ARTISAN   Midcap/R   Russell    Mid-Cap
                          MID CAP    Growth    Midcap/R    Core
                           FUND      Index      Index   Funds Index
                          ------    -------    -------  ----------
  6/27/97 (inception)     10,000    10,000     10,000      10,000
                          10,000     9,994      9,969      10,072
                          12,550    11,393     11,293      11,540
    12/97                 12,814    11,079     11,418      11,193
                          14,714    12,402     12,651      12,514
                          14,607    12,394     12,461      12,144
                          13,068    10,325     10,614       9,914
    12/98                 17,090    13,059     12,570      12,063
                          17,162    13,505     12,512      11,485
                          19,839    14,912     13,870      12,958
                          19,601    14,165     12,678      12,123
    12/99                 26,984    19,757     14,862      15,464
                          34,037    23,930     16,361      17,707
                          34,299    22,158     15,623      17,113
                          38,105    22,717     16,687      17,760
    12/00                 34,311    17,436     16,088      16,432
                          30,390    13,062     14,400      14,550
                          34,092    15,175     15,773      16,378
                          26,430    10,957     12,956      13,240
    12/01                 33,266    13,922     15,183      15,627
                          32,583    13,676     15,828      16,205
                          28,545    11,179     14,317      14,485
                          23,386     9,259     11,792      12,114
    12/02                 25,230    10,107     12,726      12,912
                          24,418    10,105     12,425      12,421
                          28,132    12,000     14,694      14,734
     9/03                 29,822    12,860     15,639      15,598


                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                     3-MONTH                            SINCE
FUND / INDEX                      FISCAL PERIOD* 1-YEAR     5-YEAR    INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                    6.01%     27.52%     17.94%      19.07%
--------------------------------------------------------------------------------
Russell Midcap/R Growth Index           7.16      38.89       4.49        4.10
--------------------------------------------------------------------------------
Russell Midcap/R Index                  6.43      32.63       8.06        7.40
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index         5.86      28.76       9.49        7.36
--------------------------------------------------------------------------------
*Not Annualized.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 69 for a description of each index.

BIGGEST GAINERS
Research In Motion Limited...................   71.9%
Seagate Technology...........................   48.5%
Invitrogen Corporation.......................   43.8%
Network Appliance, Inc.......................   25.7%
Adobe Systems Incorporated...................   22.1%

BIGGEST LOSERS
Labranche & Co Inc...........................  -28.0%
Lamar Advertising Company....................  -16.0%
InterActiveCorp..............................  -15.6%
Costco Wholesale Corporation.................  -12.9%
Caremark Rx, Inc.............................   -9.9%

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

 08
-----
EIGHT

--------------------------------------------------------ARTISAN MID CAP FUND----

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
U.S. equity markets posted their second consecutive quarter of positive performance during the three-month fiscal period. Within mid-caps, the smallest and most speculative stocks led the way. In addition, technology stocks were among the performance leaders for the Russell Midcap/R Index and Russell Midcap/R Growth Index.

A variety of events drove optimism in the technology sector including a positive outlook by Intel Corporation, an announcement by Microsoft Corporation that it was looking to add jobs, increased industrial production within some tech industries and strong consumer spending. On average the Fund had a slightly larger commitment to technology stocks than the Russell Midcap/R Growth Index and security selection was strong, which contributed positively to relative performance.

Two of our best performing stocks were Network Appliance, Inc. and Adobe Systems Incorporated. Network Appliance is a storage technology company that reported strong earnings driven by better-than-expected sales of various products such as its disaster recovery and data backup technology. Adobe is a publishing software company that is known for its Acrobat/R, Illustrator/R and Photoshop/R products. Its gains were driven by a strong earnings report due to the success of the company's recently upgraded Acrobat/R, which contributed to strong business growth.

Outside of technology, a number of individual success stories also contributed to third quarter results. Two of the better performers were Invitrogen Corporation and The Williams Companies, Inc. Invitrogen is a market leader in molecular biology kits. Earlier this year, the company appointed a new President and CEO, who joined the company from GE Medical Systems. As the former President and CEO of GE Medical's Information Technologies business unit, he managed numerous acquisitions and we think he brings significant operational experience to Invitrogen.

In an otherwise soft quarter for energy related stocks, natural gas pipeline leader, The Williams Companies, outperformed after reporting strong earnings. The Williams Companies benefited from high natural gas prices and took steps to exit certain business lines and focus on its core businesses.

The Fund's consumer-related exposure did the most damage to relative results in the quarter. We were overweight advertising and media, which hurt our relative performance, as did a few security-specific issues. In advertising and media, several economic data points related to an advertising recovery showed signs of life, but it appeared that weak employment data held back a rebound, causing companies such as Lamar Advertising Company to underperform. Costco Wholesale Corporation, the leading warehouse club brand in the U.S., fell after the company lowered its outlook for its fiscal fourth quarter. It experienced increased competition from Sam's Club (Wal-Mart Stores, Inc.' s warehouse store chain) and rising labor costs.

PORTFOLIO CHANGES
The makeup of the portfolio is largely the same as it was on June 30, 2003. The biggest change was the addition of a number of new gardenSM positions in the technology sector, resulting in an increase in our overall weighting.

The companies owned in the energy sector remained the same because we continued to think that the fundamentals were in place for oil and gas prices to be sustained at higher levels. The reduced weight in the sector is the result of trimming back a few of our holdings into strength. Within the consumer space, we closed out the Fund's positions in Tiffany & Co., Darden Restaurants, Inc. and Pixar. A number of data points in September related to employment, consumer debt, and wage growth made us cautious about the valuation levels of many consumer-related stocks. Our concern is that it will be hard to duplicate recent stimuli such as low interest rates, which contributed to refinancing activity, tax cuts and rebate checks. As a result, we felt it would be prudent to take gains in some of those investments.

FUND STATISTICS
Net Assets................................... $3.5 Bil.
Number of Holdings...........................       100
Median Market Cap............................ $5.1 Bil.
Weighted Avg. Market Cap..................... $8.0 Bil.
Weighted Avg. Growth Rate (3-5 yr)...........     16.3%
Weighted Harmonic Avg. P/E (2003E)...........     25.8X

Fund statistics are as of 9/30/03.

TOP 10 HOLDINGS
Accenture Ltd - Class A......................    2.0%
Southwest Airlines Co........................    1.8
Caremark Rx, Inc.............................    1.6
Smith International, Inc.....................    1.6
Mylan Laboratories Inc.......................    1.6
Seagate Technology...........................    1.5
Boston Scientific Corporation................    1.5
MGIC Investment Corporation..................    1.5
Omnicom Group Inc............................    1.5
Danaher Corporation..........................    1.5
TOTAL........................................   16.1%

As a percentage of total net assets as of 9/30/03.

SECTOR DIVERSIFICATION
                                                9/03      6/03
                                               -----     -----
Auto & Transportation........................    5.2%      4.4%
Consumer Discretionary.......................   24.1      24.8
Consumer Staples.............................    1.6       1.4
Financial Services...........................   12.4      12.4
Healthcare...................................   13.3      13.7
Integrated Oils..............................    0.0       0.0
Materials & Processing.......................    3.0       3.7
Other........................................    0.4       0.8
Other Energy.................................    4.8       6.5
Producer Durables............................    7.8       9.6
Technology...................................   22.2      17.5
Utilities....................................    0.7       1.0
Other assets less liabilities................    4.5       4.2
TOTAL........................................   100%      100%

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           09
                                                                          ----
                                                                          NINE

ARTISAN
MID CAP VALUE
FUND

----HIGHLIGHTS------------------------------------------------------------------

o Artisan Mid Cap Value Fund changed its fiscal year end from June 30 to September 30. This annual report discusses the results of the three-month period July 1, 2003, through September 30, 2003.

o Consumer staples and producer durables provided strong relative contributions. Our energy stocks weakened relative performance.

----INVESTMENT APPROACH---------------------------------------------------------
Our goal is to invest in companies that are priced below our estimate of the value of the business and that provide a controlled level of risk. It is important to complement stock price value with a company that is financially strong and possesses favorable economics. Our focus is on individual companies, rather than on economic or market trends.

The Fund often finds investment opportunities in companies that are in the midst of a turnaround, are in transition, are experiencing declining earnings and/or have earnings short falls.

PERFORMANCE REVIEW
For the three-month fiscal period ended September 30, 2003, Artisan Mid Cap Value Fund was up 4.98%, while its benchmark, the Russell Midcap Value Index, increased 5.94%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 9/30/03)

[CHART APPEARS HERE]

         ARTISAN MID CAP VALUE FUND ($12,327)
         Russell Midcap/R Value Index ($11,657)
         Russell Midcap/R Index ($10,967)
         Lipper Mid-Cap Value Funds Index ($11,590)

                          ARTISAN   Russell               Lipper
                          MID CAP   Midcap/R   Russell   Mid-Cap
                           VALUE     Value     Midcap/R   Value
                           FUND      Index      Index  Funds Index
                          ------    -------    -------  ----------
3/28/01 (inception)       10,000    10,000     10,000     10,000
                          10,070    10,150     10,098     10,093
     6/01                 11,180    10,865     11,061     11,146
     9/01                  9,150     9,610      9,085      9,777
    12/01                 10,693    10,766     10,647     11,206
     3/02                 11,328    11,616     11,099     11,904
     6/02                 10,915    11,074     10,040     10,870
     9/02                  9,331     9,086      8,269      8,972
    12/02                 10,279     9,728      8,924      9,563
     3/03                 10,088     9,333      8,713      9,159
     6/03                 11,742    11,003     10,304     10,916
     9/03                 12,327    11,657     10,967     11,590

                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                         3-MONTH                        SINCE
FUND / INDEX                          FISCAL PERIOD*     1-YEAR       INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund                  4.98%         32.11%          8.69%
--------------------------------------------------------------------------------
Russell Midcap/R Value Index                5.94          28.30           6.30
--------------------------------------------------------------------------------
Russell Midcap/R Index                      6.43          32.63           3.75
--------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index            6.17          29.17           6.06
--------------------------------------------------------------------------------
*Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. VALUE STOCKS MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects the Adviser's undertaking to limit the Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception and has had a material impact on the Fund's performance, which would have been lower in its absence. See page 69 for a description of each index.

BIGGEST GAINERS
Tyson Foods Inc..............................   29.9%
Swift Transportation Co. Inc.................   19.4
TCF Financial Corp. .........................   19.1
Ingersoll-Rand Co............................   18.9
Countrywide Financial Corporation............   13.2

BIGGEST LOSERS
Loews Corp...................................  -13.6%
Loews Corp. - Carolina Group.................  -12.5
Deluxe Corp..................................   -6.6
Furniture Brands International, Inc..........   -6.4
The Student Loan Corporation.................   -4.6

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

 10
 ---
 TEN

--------------------------------------------------ARTISAN MID CAP VALUE FUND----

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
During the three-month fiscal period, virtually every area of the market netted solid gains. Speculative companies continued to generate strong returns as investors favored stocks with little or no earnings power and/or high risk levels. In the Russell Midcap/R Value Index, economically sensitive names were among the leaders while energy and utilities proved to be laggards.

We were able to participate in the rally of economically sensitive areas of the market as a number of our producer durables and consumer discretionary stocks did well. Two solid contributors in the durables sector were Dover Corporation and Ingersoll-Rand Company Limited. Both companies reported strong earnings results, helping to push up stock prices. Some positive economic news and anecdotal signs hinting at stronger business spending also helped sentiment.

In the consumer discretionary sector, jewelry retailer Zale Corporation and arts and crafts retailer Michaels Stores, Inc. were solid performers, but strength in those stocks was offset some by weakness at Furniture Brands International, Inc. During July, Zale announced a Dutch auction tender offer to buy back up to 6.4 million outstanding shares at a premium to the existing stock price. Michaels reported earnings that were ahead of consensus expectations. Its earnings strength can be attributed to strong gross margin improvement and an increase in same store sales. Furniture Brands disclosed that its sales estimates would be weak for the year, which caused earnings expectations to be adjusted downward.

The financial sector was a positive absolute contributor, but a disappointment at Loews Corporation hurt relative results. Countrywide Financial Corporation, our largest holding as of September 30, 2003, posted solid gains. Countrywide is primarily a mortgage banker and during the period refinancing demand slowed as mortgage rates moved higher. However, Countrywide has a large servicing portfolio that has the potential to provide earnings growth when rates rise.

TCF Financial Corporation was up meaningfully after reporting solid earnings and announcing a stock repurchase program and a quarterly cash dividend. Loews fell due to weak sales by its Carolina Group and increased losses at its CNA insurance unit. Loews Corporation - Carolina Group, which we also hold, slumped after a drop in sales of its largest brand of cigarettes, Newport, hurting second quarter profits.

The one sector that posted a negative return in the Russell Midcap/R Value Index was energy. Our investment discipline has led us to own more stocks in the energy sector relative to the Index because of what we consider to be attractive supply/demand economics for the group, the real cash earnings that many companies are currently producing, and valuations we consider attractive. Gas prices trended downward as the seasonal build of inventories exceeded expectations and energy stocks tracked in a similar fashion. Our security selection made up for some of the allocation disadvantage.

PORTFOLIO CHANGES
A number of new positions were added to the Fund during the period. The largest of the additions were two consumer companies, Hormel Foods Corporation and Dial Corporation. Hormel is a meat and food products company that became attractive after its stock sold off in response to concerns about the negative effect of "protein prices" on earnings. On a fundamental basis we are attracted to the company's strong balance sheet and history of stock repurchases. Dial is best known as a soap manufacturer, but the company offers a number of consumer product lines. We are attracted to it based on its valuation, its accumulation of cash, and our confidence in company management.

We sold Avalonbay Communities, Inc., Ingersoll-Rand Company Limited and Waters Corporation. We began selling our position in Avalonbay during August after it had reached our target range. Subsequent to our trimming, the company announced a common stock offering of 2.75 million shares. We believe the offering confirmed our estimate of the value of the business and we sold out completely. We sold our positions in Ingersoll-Rand and Waters when they, too, moved into our target ranges.

FUND STATISTICS
Net Assets................................... $77.4 Mil.
Number of Holdings...........................        47
Median Market Cap............................ $2.7 Bil.
Weighted Avg. Market Cap..................... $4.3 Bil.
Weighted Avg. Growth Rate (3-5 yr)...........     11.3%
Weighted Harmonic Avg. P/E (2003E)...........     12.5X

Fund statistics are as of 9/30/03.

TOP 10 HOLDINGS
Countrywide Financial Corporation............    5.7%
Apache Corporation...........................    5.3
The Student Loan Corporation.................    4.2
Furniture Brands International, Inc..........    3.6
White Mountains Insurance Group, Ltd.........    3.3
Polo Ralph Lauren Corporation................    2.8
Zale Corporation.............................    2.6
XTO Energy, Inc..............................    2.6
Nuveen Investments, Inc. - Class A...........    2.6
Republic Services, Inc. .....................    2.6
TOTAL........................................   35.3%

As a percentage of total net assets as of 9/30/03.

SECTOR DIVERSIFICATION
                                                9/03      6/03
                                               -----     -----
Auto & Transportation........................    3.7%      3.6%
Consumer Discretionary.......................   14.6      15.5
Consumer Staples.............................   10.2       5.6
Financial Services...........................   33.5      31.9
Healthcare...................................    0.7       1.0
Integrated Oils..............................    0.0       0.0
Materials & Processing.......................    6.2       7.2
Other........................................    1.5       1.6
Other Energy.................................   14.1      14.0
Producer Durables............................    3.5       8.0
Technology...................................    1.5       2.6
Utilities....................................    4.8       2.6
Other assets less liabilities................    5.7       6.4
TOTAL........................................   100%      100%

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           11
                                                                         ------
                                                                         ELEVEN

ARTISAN
SMALL CAP FUND

----HIGHLIGHTS------------------------------------------------------------------

o  Artisan Small Cap Fund changed its fiscal year end from June 30 to September
   30. This annual report discusses the results of the three-month period July 1, 2003 through September 30, 2003.

o Our financial sector holdings produced our strongest relative contribution. The Fund's weakest performers came from the consumer discretionary sector.

----INVESTMENT APPROACH---------------------------------------------------------

We use a bottom-up investment process to identify well-managed small companies whose growth and profit potential are not yet fully recognized by investors. During the security selection process, our analysis is aimed at addressing four questions about a company:

1) Is the company growing earnings?
2) Does the company have a competitive advantage?
3) Is the company investing capital wisely?
4) Is the company's stock trading at a reasonable price?

----PERFORMANCE REVIEW----------------------------------------------------------

For the three-month fiscal period ended September 30, 2003, Artisan Small Cap Fund underperformed its benchmark, the Russell 2000/R Growth Index, and its peer group, as measured by the Lipper Small-Cap Core Funds Index.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 9/30/03)

[CHART APPEARS HERE]

         ARTISAN SMALL CAP FUND ($18,811)
         Russell 2000/R Growth Index ($14,584)
         Russell 2000/R Index ($21,064)
         Lipper Small-Cap Core Funds Index ($23,257)

                          ARTISAN   Russell               Lipper
                           SMALL     2000/R   Russell   Small-Cap
                           CAP      Growth     2000/R      Core
                           FUND      Index      Index   Funds Index
                          ------    -------    -------  ----------
  3/28/95 (inception)     10,000     10,000    10,000     10,000
                          10,050      9,963    10,022     10,005
                          11,520     10,951    10,962     10,707
                          12,650     12,197    12,044     11,874
    12/95                 13,283     12,377    12,305     12,193
                          14,059     13,088    12,933     13,036
                          14,785     13,853    13,580     13,903
                          14,160     13,735    13,626     13,989
    12/96                 14,858     13,771    14,335     14,475
                          14,150     12,326    13,594     13,683
                          16,459     14,490    15,797     16,003
                          18,627     16,942    18,149     18,686
    12/97                 18,226     15,554    17,541     17,693
                          19,566     17,401    19,305     19,618
                          18,883     16,402    18,405     18,712
                          13,976     12,735    14,697     14,595
    12/98                 15,771     15,745    17,094     17,049
                          13,891     15,480    16,167     15,610
                          15,672     17,763    18,681     17,992
                          15,530     16,889    17,500     17,224
    12/99                 18,795     22,529    20,728     20,489
                          21,211     24,621    22,196     22,602
                          20,759     22,806    21,357     22,241
                          19,685     21,900    21,594     22,866
    12/00                 18,531     17,476    20,102     21,909
                          17,744     14,819    18,794     20,243
                          20,774     17,483    21,479     23,353
                          16,571     12,574    17,014     19,268
    12/01                 20,795     15,864    20,602     23,471
                          20,481     15,553    21,422     24,308
                          17,886     13,112    19,633     22,199
                          13,575     10,290    15,431     17,919
    12/02                 14,833     11,063    16,382     18,957
                          14,427     10,634    15,646     17,978
                          17,865     13,202    19,311     21,674
     9/03                 18,811     14,584    21,064     23,257


                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                     3-MONTH                            SINCE
FUND / INDEX                      FISCAL PERIOD* 1-YEAR     5-YEAR    INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Fund                  5.29%     38.58%      6.12%       7.71%
--------------------------------------------------------------------------------
Russell 2000/R  Growth Index           10.47      41.72       2.75        4.53
--------------------------------------------------------------------------------
Russell 2000/R Index                    9.08      36.50       7.46        9.15
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index       7.30      29.79       9.77       10.43
--------------------------------------------------------------------------------
*Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGE COMPANIES, HAVE UNDERPERFORMED THE STOCKS OF LARGER COMPANIES DURING SOME PERIODS AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGE COMPANIES. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 69 for a description of each index.

BIGGEST GAINERS
AirTran Holdings, Inc........................   48.3%
Skyworks Solutions, Inc......................   46.3
Plexus Corp..................................   36.4
Axcelis Technologies, Inc....................   32.9
American Medical Systems Holdings, Inc.......   27.1

BIGGEST LOSERS
Kroll Inc....................................  -28.7%
Boston Communications Group, Inc.............  -28.1
FTI Consulting, Inc..........................  -27.5
CTI Molecular Imaging, Inc...................  -12.9
Varco International, Inc.....................  -10.7

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

  12
-------
TWELVE

------------------------------------------------------ARTISAN SMALL CAP FUND----

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
In what has historically been the toughest three-month period for stocks, optimism continued to drive U.S. equity markets higher. Technology, healthcare, and producer durables stocks were among the leading performers in the Russell 2000/R Growth Index.

The financial sector produced our strongest contributions relative to the Russell 2000/R Growth Index. Two of the leading gainers were Selective Insurance Group, Inc. and Jefferies Group, Inc. Selective is a property and casualty insurer. It reported a large increase in earnings compared to the same period last year, after showing improvement in its income relative to claims. Jefferies is an institutional brokerage firm and investment bank focused on the middle market. Trading volume was up substantially, leading to record-setting revenues and net earnings during the second quarter.

Like the Index, the Fund had a number of technology related durables and electronics stocks perform well. Axcelis Technologies, Inc. and Plexus Corp. were both up over 30% and Semtech Corporation and Photronics, Inc. were both up in excess of 20%. A number of news items such as a favorable outlook by Intel Corporation, positive analyst comments, profit strength from a number of industry leaders, and hints of an improvement in business spending were among the catalysts behind the gains. Unfortunately, we underperformed on a relative basis in tech-related issues partly due to being underweight in some of the best performing industries. In addition, a few of our software stocks that were gainers in the second quarter of 2003, backed off in the third quarter.

Healthcare was a similar story to technology. We had a number of winners including VCA Antech, Inc. (animal healthcare), United Surgical Partners International, Inc. (short stay surgical centers) and American Medical Systems Holdings, Inc. (medical devices), but relative results were hampered by weakness in CTI Molecular Imaging, Inc. CTI produces imaging equipment used in the detection of cancer, heart disease and neurological disorders. It fell after lowering its guidance citing increased competition, and we sold our position due to a reduction in our estimate of company growth prospects.

The weakest performance in the Fund came from the consumer discretionary sector. Two of our consulting firms, FTI Consulting, Inc. and Kroll, Inc., were the primary drivers behind poor results. Shares tumbled after management at both firms provided earnings outlooks that fell below expectations, attributing the weakness to slowing demand for corporate restructuring and bankruptcy-related work. FTI is particularly sensitive to a tail-off in that type of work and we have sold our position. We added to our position in Kroll on weakness.

PORTFOLIO CHANGES
Given our caution about the rapid ascent of small-cap stocks during the last two quarters, we made a number of adjustments in the portfolio due to stocks reaching our target price. We also moved out of a number of companies where future growth prospects softened causing us to pare back our estimate of intrinsic value. Purchases made with the proceeds from the sales came from a variety of sectors as we scoured the small-cap universe for what we consider to be attractively priced growth.

Our new purchases included: Extreme Networks, Inc., network infrastructure equipment; Magma Design Automation, Inc. and Micromuse, Inc., two software companies; Lifepoint Hospitals, Inc., a rural hospital provider; and Proassurance Corporation, a medical malpractice insurer. Consistent with our process, we also started to work into a few smaller positions where we like the businesses but are mindful to the current price.

Photronics, Affymetrix, Inc. and Manhattan Associates, Inc. were three technology-related issues that we sold after they reached our target prices. The same was true of Platinum Underwriters Holdings, Ltd., a property and casualty insurer. We sold trucker USF Corporation, defense supplier DRS Technologies, Inc., chemicals manufacturer Olin Corporation and offshore construction company Global Industries, Ltd. on reduced growth prospects.

FUND STATISTICS
Net Assets................................... $127.9 Mil.
Number of Holdings...........................        81
Median Market Cap............................ $748.1 Mil.
Weighted Avg. Market Cap..................... $863.1 Mil.
Weighted Avg. Growth Rate (3-5 yr)...........     17.3%
Weighted Harmonic Avg. P/E (2003E)...........     20.8X
Median P/E (2003E)...........................     21.6X

Fund statistics are as of 9/30/03.

TOP 10 HOLDINGS
Waste Connections, Inc..........................   2.0%
Charles River Laboratories International, Inc...   1.9
VCA Antech, Inc.................................   1.8
Technitrol, Inc.................................   1.7
Rare Hospitality International, Inc.............   1.7
Varco International, Inc........................   1.7
Axcelis Technologies, Inc.......................   1.7
Commonwealth Telephone Enterprises, Inc.........   1.7
Respironics, Inc................................   1.6
Avocent Corporation.............................   1.6
TOTAL...........................................  17.4%

As a percentage of total net assets as of 9/30/03.

SECTOR DIVERSIFICATION
                                                9/03      6/03
                                               -----     -----
Auto & Transportation........................    3.3%      4.2%
Consumer Discretionary.......................   18.1      21.4
Consumer Staples.............................    1.6       2.0
Financial Services...........................   11.8       9.8
Healthcare...................................   15.7      17.0
Integrated Oils..............................    0.8       1.2
Materials & Processing.......................    4.8       4.8
Other Energy.................................    5.5       5.6
Producer Durables............................    7.6       9.1
Technology...................................   22.0      18.9
Utilities....................................    2.1       2.8
Other assets less liabilities................    6.7       3.2
TOTAL........................................   100%       100%

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          13
                                                                      ---------
                                                                       THIRTEEN

ARTISAN
SMALL CAP VALUE
FUND

----HIGHLIGHTS------------------------------------------------------------------

o Artisan Small Cap Value Fund changed its fiscal year end from June 30 to September 30. This annual report discusses the results of the three-month period July 1, 2003, through September 30, 2003.

o A number of our transportation sector stocks contributed positively to returns. Our energy holdings hurt relative performance the most.

----INVESTMENT APPROACH---------------------------------------------------------
Our goal is to invest in companies that are priced below our estimate of the value of the business and that provide a controlled level of risk. It is important to complement stock price value with a company that is financially strong and possesses favorable economics. Our focus is on individual companies, rather than on economic or market trends.

The Fund often finds investment opportunities in companies that are in the midst of a turnaround, are undiscovered or unsponsored, have hidden assets, and/or are in the process of a major change.

----PERFORMANCE REVIEW----------------------------------------------------------
For the three-month fiscal period ended September 30, 2003, Artisan Small Cap Value Fund rose 3.95%. The Fund's benchmark, the Russell 2000 Value Index, gained 7.72%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 9/30/03)


[CHART APPEARS HERE]

         ARTISAN SMALL CAP VALUE FUND ($17,555)
         Russell 2000/R Value Index ($14,661)
         Russell 2000/R Index ($11,674)
         Lipper Small-Cap Value Funds Index ($14,337)

                         ARTISAN    Russell               Lipper
                        SMALL CAP    2000/R  Russell   Small-Cap
                          VALUE      Value    2000/R      Value
                           FUND      Index     Index   Funds Index
                          ------    -------   -------  ----------
  9/29/97 (inception)     10,000    10,000    10,000     10,000
                           9,990    10,051    10,058     10,041
                          10,310    10,220     9,722      9,881
                          11,220    11,073    10,700     10,769
                          11,370    10,673    10,201     10,295
                           9,079     8,765     8,146      8,277
    12/98                  9,717     9,560     9,474      9,218
                           9,270     8,634     8,960      8,247
                          11,258    10,063    10,354      9,755
                          10,790     9,276     9,699      9,015
    12/99                 11,215     9,418    11,488      9,339
                          11,391     9,778    12,302      9,730
                          11,733     9,969    11,837      9,858
                          12,517    10,700    11,968     10,535
    12/00                 13,550    11,568    11,141     10,904
                          13,794    11,680    10,416     11,175
                          15,114    13,040    11,904     12,595
                          13,330    11,301     9,430     10,781
    12/01                 15,589    13,190    11,418     12,781
                          17,052    14,454    11,873     13,801
                          16,573    14,147    10,881     13,238
                          13,856    11,135     8,553     10,745
    12/02                 14,896    11,683     9,079     11,349
                          14,306    11,090     8,671     10,695
                          16,887    13,610    10,703     13,135
     9/03                 17,555    14,661    11,674     14,337

                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                     3-MONTH                            SINCE
FUND / INDEX                      FISCAL PERIOD* 1-YEAR     5-YEAR    INCEPTION
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund            3.95%     26.70%     14.10%       9.83%
--------------------------------------------------------------------------------
Russell 2000/R Value Index              7.72      31.66      10.84        6.58
--------------------------------------------------------------------------------
Russell 2000/R Index                    9.08      36.50       7.46        2.61
--------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Index      9.46      33.80      11.68        6.23
--------------------------------------------------------------------------------
*Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID, HAVE UNDERPERFORMED THE STOCKS OF LARGER COMPANIES DURING SOME PERIODS AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 69 for a description of each index.

BIGGEST GAINERS
Schnitzer Steel Industries, Inc. Class A.....   27.9%
Genlyte Group, Inc. .........................   27.0
Scottish Re Group, Ltd. .....................   16.2
Centex Construction Products, Inc............   12.1
Zale Corporation.............................   11.7

BIGGEST LOSERS
Veritas DGC, Inc.............................  -28.5%
Wellman, Inc.................................  -26.9
Cimarex Energy Company.......................  -15.8
Stone Energy Corporation.....................  -12.3
EMCOR Group, Inc.............................  -11.2

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the fiscal period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

   14
--------
FOURTEEN

------------------------------------------------ARTISAN SMALL CAP VALUE FUND----

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
The third quarter of the calendar year historically has been the worst quarter of the year to own stocks, but the market shrugged off history and posted very strong returns with small-caps outpacing larger stocks during the three-month fiscal period. It was only in September that the U.S. market paused as some economic data points, mainly weak employment figures, caused some hesitation about rising valuations. Technology and healthcare were among the leading performers in the Russell 2000/R Value Index and industrials were slightly favored over consumer related stocks as business sentiment showed signs of life.

In the Fund, the transportation sector provided a number of winners. Our truckers, Arkansas Best Corporation and USF Corporation, were each up strongly when two competitors announced plans to merge. While the merger provides synergies for the competitors, it also has the potential to develop a more reasonable pricing environment and the desire for shippers to diversify, which may benefit other truckers.

A number of our materials stocks were also up strongly. Although refinancing trends slowed as rates rose, housing statistics remained at high levels, helping construction related stocks. Centex Construction Products, Inc. has leveraged the trend with its strong cash flow, low cost production and debt reduction. Centex Corporation has also announced an agreement with Centex Construction to spin off its ownership of the company. Slightly offsetting the strength was the performance of mechanical and electrical systems company EMCOR Group, Inc. It fell after its earnings report disappointed. The company cited losses from its UK operation and slower commercial construction activity. Schnitzer Steel Industries, Inc., was among our largest gainers for the second quarter in a row. It is one of the largest scrap steel processors in the U.S. and has profited from an increase in demand and pricing.

The two areas that hurt relative performance the most were our energy and consumer discretionary holdings. The energy sector in general weakened as oil and gas prices softened, causing the sector to post the only negative returns in the Russell 2000/R Value Index. Top 10 Holding Stone Energy Corporation was the largest single negative contributor. In addition to the macro headwinds, Stone fell after it announced that July and August production was coming in below expectations, which led to concerns about future earnings.

The consumer discretionary sector contributed positively to absolute results, but our stocks were up, on average, less than the benchmark. One stock that outpaced the sector average was jewelry retailer Zale Corporation. During July, the company announced a Dutch auction tender offer to buy back up to 6.4 million shares at a premium to the existing share price.

PORTFOLIO CHANGES
We did not make any dramatic changes to the Fund portfolio during the period. The newest additions to our Top 10 Holdings as of September 30, 2003 were Payless Shoesource, Inc. and Simpson Manufacturing Company, Inc. We added Payless ShoeSource earlier in the year after it disappointed the market. Since that point, we have been building our position in the company on further weakness. It is a great example of how our process can sometimes cause us to buy a name early, but also how our fundamental conviction in a company can pull it into the top ten. Simpson Manufacturing moved into the top ten as the stock rose due to its high margins and what we think is a strong brand name in a favorable housing market.

The only sector weights that have changed much are consumer discretionary, energy and utilities. The consumer discretionary sector weight fell mainly because we trimmed back a number of our positions into the strength of the sector. School Specialty, Inc., IHOP Corporation, and Zale Corporation were a few examples. The opposite was true for our energy holdings as we added to top holdings Forest Oil Corporation and Stone Energy Corporation. Part of the reason our utilities weight rose was the purchase of El Paso Electric Company. Utilities are sometimes looked at as an alternative to bonds because of their dividend yield. We took the opportunity to enter El Paso as utilities lost favor when interest rates rose during the third calendar quarter.

FUND STATISTICS
Net Assets................................... $775.2 Mil.
 Number of Holdings..........................        95
Median Market Cap............................ $714.2 Mil.
Weighted Avg. Market Cap..................... $843.2 Mil.
Median P/B Value.............................      1.6X
Median P/E Ratio (2003E).....................     15.3X

Fund statistics are as of 9/30/03.

TOP 10 HOLDINGS
Kellwood Company.............................    3.5%
Zale Corporation ............................    2.9
Forest Oil Corporation ......................    2.9
Stewart Information Services Corporation.....    2.7
Centex Construction Products, Inc. ..........    2.6
Stone Energy Corporation.....................    2.6
ADVO, Inc. ..................................    2.1
LandAmerica Financial Group, Inc. ...........    2.1
Simpson Manufacturing Company, Inc. .........    2.0
Payless ShoeSource, Inc......................    2.0
TOTAL........................................   25.4%

As a percentage of total net assets as of 9/30/03.

SECTOR DIVERSIFICATION
                                                9/03      6/03
                                               -----     -----
Auto & Transportation........................    8.2%      9.1%
Consumer Discretionary.......................   23.0      26.3
Consumer Staples.............................    0.9       0.5
Financial Services...........................   12.9      13.0
Healthcare...................................    1.3       1.7
Integrated Oils..............................    1.0       1.0
Materials & Processing.......................   16.2      16.2
Other........................................    0.0       0.0
Other Energy.................................   17.8      16.3
Producer Durables............................    4.9       5.4
Technology...................................    1.5       2.0
Utilities....................................    4.2       3.0
Other assets less liabilities................    8.1       5.5
TOTAL........................................  100%      100%

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           15
                                                                        -------
                                                                        FIFTEEN

                                     -----
                                     ARTIX
                                     -----

ARTISAN
INTERNATIONAL FUND
(ARTIX)

Schedule of Investments - September 30, 2003

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
COMMON AND PREFERRED STOCKS - 98.1%

AUSTRALIA - 1.1%
  AMP Limited                                      1,458,900        $6,609,494
  Commonwealth Bank of Australia                   2,945,390        55,499,755
  National Australia Bank Ltd.                     1,484,491        31,102,605
                                                                 -------------
                                                                    93,211,854
BELGIUM - 1.8%
  Interbrew                                        6,331,108       157,720,367

BRAZIL - 1.1%
  Banco Bradesco S.A.                          3,767,729,000        14,805,701
  Banco Itau Holding Financeira S.A.             178,301,400        12,672,712
  Petroleo Brasileiro S.A. - (ADR)                 1,236,000        28,341,480
  Telesp Celular Participacoes S.A.,
     Preferred - (ADR)(1)                          9,544,900        44,479,234
                                                                 -------------
                                                                   100,299,127
CANADA - 2.9%
  Bombardier, Inc., Class B                        4,430,100        18,599,531
  CanWest Global Communications Corporation(1)(2)  4,004,998        33,066,070
  Corus Entertainment, Inc., Class B(1)(2)         2,929,750        50,980,470
  EnCana Corporation                               3,818,100       138,248,864
  Telus Corporation                                  733,800        12,535,184
                                                                 -------------
                                                                   253,430,119
CHINA - 0.3%
  China Petroleum & Chemical Corporation         111,114,000        30,847,464

DENMARK - 1.2%
  A P Moller - Maersk A/S                              6,466        44,132,710
  Novo-Nordisk A/S, Class B                        1,811,550        66,796,518
                                                                 -------------
                                                                   110,929,228
FRANCE - 6.0%
  Carrefour S.A.                                   4,024,773       202,593,494
  JC Decaux S.A.(1)                                8,418,200       118,393,229
  M6 - Metropole Television                        1,227,600        33,328,300
  Rhodia S.A. (2)                                  9,177,312        57,637,431
  Sanofi-Synthelabo S.A.                           2,056,611       125,090,122
                                                                 -------------
                                                                   537,042,576
GERMANY - 13.4%
  Allianz AG                                       3,600,002       317,959,865
  DaimlerChrysler AG                                 845,300        29,686,191
  Deutsche Boerse AG                               2,415,989       123,301,801
  Deutsche Telekom AG(1)                           9,898,090       143,473,646
  Henkel KGaA                                      2,901,743       198,640,214
  Infineon Technologies AG(1)                        823,300        10,763,446
  KDG Investors, L.P. (1)(3)(4)                   10,000,000                 -
  Linde AG                                         3,427,883       141,233,787
  Muenchener Rueckversicherungs-Gesellschaft AG    2,294,515       228,082,098
                                                                 -------------
                                                                 1,193,141,048

  16
-------
SIXTEEN

                                     -----
                                     ARTIX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
HONG KONG - 0.7%
  Cheung Kong Holdings Limited                     1,537,000    $   12,156,042
  CNOOC Limited                                   13,901,500        23,784,267
  Hong Kong & China Gas Company Limited            4,596,800         6,173,069
  HSBC Holdings PLC                                  849,600        11,464,180
  Swire Pacific Limited, Class A                     844,500         4,983,427
                                                                 -------------
                                                                    58,560,985
HUNGARY - 0.1%
  Magyar Tavkozlesi Rt                             1,379,050         5,085,715
  Magyar Tavkozlesi Rt - (ADR)                        83,600         1,562,484
                                                                 -------------
                                                                     6,648,199
ITALY - 0.8%
  Mediolanum S.p.A.                                1,576,500        10,139,894
  Telecom Italia S.p.A.                           33,179,210        56,482,851
                                                                 -------------
                                                                    66,622,745
JAPAN - 9.8%
  Asahi Breweries, Ltd.                              704,900         5,213,280
  East Japan Railway Company                           5,786        28,095,194
  Fuji Fire & Marine Insurance Co., Ltd.           1,064,500         2,570,125
  Fuji Television Network, Inc.                        3,129        15,305,883
  Honda Motor Co., Ltd.                            6,256,300       251,004,452
  Japan Airlines System Corporation                5,492,000        15,428,766
  Japan Telecom Holdings Co., Ltd.                    25,009        74,074,137
  Japan Tobacco, Inc.                                 13,831        90,621,819
  Nikko Cordial Corporation                       33,210,200       177,057,477
  Nippon Broadcasting System, Inc.                    55,440         2,254,124
  Nippon Television Network Corporation                8,870         1,300,864
  Promise Co., Ltd.                                2,068,250        90,961,047
  Tokyo Broadcasting System, Inc.                  1,311,500        18,151,353
  Tokyu Corporation                                3,506,400        14,476,902
  Yamanouchi Pharmaceutical Co., Ltd.              2,122,400        58,672,459
  Yamato Transport Co., Ltd.                       1,991,700        26,635,848
                                                                 -------------
                                                                   871,823,730
KOREA - 0.2%
  Korea Electric Power Corporation                 1,145,390        21,560,400

LUXEMBOURG - 0.6%
  RTL Group                                          849,486        49,738,496

MEXICO - 5.7%
  Cemex S.A. de C.V. - (ADR)                         810,400        20,219,480
  Grupo Modelo S.A. de C.V., Series C             29,108,000        72,141,246
  Grupo Televisa S.A. - (ADR)                      3,818,600       139,722,574
  Telefonos de Mexico S.A. de C.V. - (ADR)         5,264,840       160,840,862
  Wal-Mart de Mexico S.A. de C.V., Series V       39,799,000       115,288,599
                                                                 -------------
                                                                   508,212,761
NETHERLANDS - 5.0%
  ASML Holding N.V., NY Shares(1)(5)                 971,600        12,757,108
  ASML Holding N.V.(1)                             8,675,346       113,720,742
  Fortis (NL) N.V.                                13,288,076       225,900,791
  Wolters Kluwer N.V.                              6,696,112        96,124,429
                                                                 -------------
                                                                   448,503,070

                                                                          17
                                                                      ---------
                                                                      SEVENTEEN

                                     -----
                                     ARTIX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
POLAND - 0.3%
  Bank Pekao S.A.                                    999,864     $  28,527,695

RUSSIA - 0.8%
  LUKOIL - (ADR)                                     848,600        69,415,480
  OAO Gazprom - (ADR)                                 93,300         2,304,510
                                                                 -------------
                                                                    71,719,990
SINGAPORE - 1.0%
  DBS Group Holdings, Ltd.                        12,301,807        91,770,022

SPAIN - 5.2%
  Banco Bilbao Vizcaya Argentaria, S.A.              822,400         8,490,186
  Industria de Diseno Textil, S.A.                 4,792,499       102,749,617
  Promotora de Informaciones, S.A.                 8,526,054        90,702,491
  Repsol YPF, S.A.                                 7,846,012       128,996,028
  Telefonica, S.A. (1)                            11,071,880       130,815,643
                                                                 -------------
                                                                   461,753,965
SWEDEN - 0.4%
  Telefonaktiebolaget LM Ericsson - (ADR)          1,282,500        18,827,100
  Telefonaktiebolaget LM Ericsson                 11,026,000        16,080,354
                                                                 -------------
                                                                    34,907,454
SWITZERLAND - 15.7%
  CIBA Specialty Chemicals AG(1)                   2,353,292       159,673,662
  Clariant AG (1) (2)                              8,999,193       118,302,772
  Credit Suisse Group                              5,507,800       176,318,041
  Julius Baer Holding Ltd., Class B                  260,306        74,947,932
  Nestle S.A., Class B                             1,281,586       295,683,389
  Novartis AG                                      3,877,207       150,117,652
  Roche Holding AG - Genusschein                   1,528,200       126,790,347
  Swiss Re                                           642,333        40,833,262
  Serono S.A.                                        131,478        86,071,368
  UBS AG                                           3,057,735       171,676,135
                                                                 -------------
                                                                   400,414,560
TAIWAN - 0.7%
  Chunghwa Telecom Co., Ltd. - (ADR)               4,392,600        61,540,326

UNITED KINGDOM - 23.3%
  BAE Systems PLC                                 51,194,751       142,965,491
  British Sky Broadcasting PLC                     8,423,303        86,040,082
  Carlton Communications PLC                      17,470,084        46,899,048
  Compass Group PLC                               52,022,509       300,066,334
  Diageo PLC                                      18,413,151       198,794,230
  Granada PLC                                     88,967,620       138,273,860
  Imperial Chemical Industries PLC(2)             59,764,246       164,661,279
  Kesa Electricals PLC                            10,897,500        40,349,773
  Kingfisher PLC                                  26,669,020       115,702,853
  Lloyds TSB Group PLC                            34,015,435       233,943,261
  Marks & Spencer Group PLC                       44,321,724       225,441,868
  Next PLC                                         6,007,882       112,249,447
  Prudential PLC                                     935,700         6,388,674
  Tesco PLC                                       62,293,968       249,551,131
  Vodafone Group PLC                               4,548,000         9,071,899
                                                                 -------------
                                                                 2,070,399,230

                                                                 -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $9,036,701,564)          8,729,325,411

   18
--------
EIGHTEEN

                                     -----
                                     ARTIX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                    PAR
                                                   AMOUNT             VALUE
                                                ============      ============
SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 1.1%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%, dated
     9/30/2003, due 10/1/2003, maturity value
     $95,178,983 collateralized by $97,084,186
     market value Federal National Mortgage
     Association Note, 1.18% due 7/27/2004.
     (Cost $95,177,000)                          $95,177,000       $95,177,000
                                                                 -------------

TOTAL INVESTMENTS - 99.2% (cost $9,131,878,564)                  8,824,502,411

OTHER ASSETS LESS LIABILITIES - 0.8%                                74,890,655
                                                                 -------------

TOTAL NET ASSETS - 100.0%(6)                                    $8,899,393,066
                                                                ==============

(1)  Non-income producing securities.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 of the financial statements.
(3) Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds.
(4) Private investment partnership which is restricted as to resale. Total investment cost of $10 million, made through capital contributions on 3/6/00, 7/10/00, and 5/15/01. Value at September 30, 2003 represents 0.0%
     of total net assets.
(5)  Principally traded in the United States.
(6)  Percentages for the various classifications relate to total net assets.

  (ADR) American Depository Receipt.


Portfolio Diversification -  September 30, 2003

                                                   VALUE              PERCENTAGE
                                                ==========            ==========
Consumer Discretionary                        $2,210,566,284             24.9%
Consumer Staples                               1,470,959,170             16.5
Energy                                           419,633,582              4.7
Financials                                     2,153,178,794             24.2
Healthcare                                       613,538,466              6.9
Industrials                                      297,571,993              3.4
Information Technology                           172,148,750              1.9
Materials                                        661,728,411              7.4
Telecommunication Services                       699,961,982              7.9
Utilities                                         30,037,979              0.3
                                              --------------          ----------
TOTAL COMMON AND PREFERRED STOCKS              8,729,325,411             98.1
Total short-term investments                      95,177,000              1.1
                                              --------------          ----------
TOTAL INVESTMENTS                              8,824,502,411             99.2

OTHER ASSETS LESS LIABILITIES                     74,890,655              0.8
                                              --------------          ----------
TOTAL NET ASSETS                              $8,899,393,066            100.0%
                                              ==============          ==========

    The accompanying notes are an integral part of the financial statements.

                                                                          19
                                                                       --------
                                                                       NINETEEN

                                     -----
                                     ARTJX
                                     -----

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)

Schedule of Investments - September 30, 2003

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
COMMON AND PREFERRED STOCKS - 96.8%

AUSTRALIA - 2.7%
  John Fairfax Holdings Limited                    3,176,800     $   6,936,867
  RG Capital Radio Limited                         1,987,800         3,515,722
                                                                 -------------
                                                                    10,452,589
AUSTRIA - 1.9%
  Telekom Austria AG(1)                              697,176         7,392,378

BELGIUM - 3.5%
  Agfa Gevaert N.V.                                  251,634         6,069,320
  Colruyt N.V.                                        86,910         7,503,922
                                                                 -------------
                                                                    13,573,242
BRAZIL - 1.1%
  Telesp Celular Participacoes S.A.,
     Preferred - (ADR)(1)                            961,400         4,480,124

CANADA - 4.8%
  CanWest Global Communications Corporation(1)(2)    488,700         4,034,806
  Corus Entertainment, Inc., Class B(1)(2)           311,000         5,411,699
  Microcell Telecommunications, Inc.(1)(2)           309,200         3,665,525
  Precision Drilling Corporation(1)                  151,400         5,721,922
                                                                 -------------
                                                                    18,833,952
CHINA - 1.5%
  Lianhua Supermarket Holdings Limited(1)          6,575,000         5,858,104

DENMARK - 0.3%
  Radiometer A/S, B shares                            18,907         1,145,106

FRANCE - 5.3%
  Clarins S.A.                                       101,632         6,513,187
  JC Decaux S.A.(1)                                  359,958         5,062,435
  Rodriguez Group                                    129,922         8,439,718
  Tonnellerie Francois Freres                         38,260           757,869
                                                                 -------------
                                                                    20,773,209
GERMANY - 3.1%
  AMB Generali Holding AG                             31,200         1,854,066
  Depfa Bank PLC                                      47,772         4,638,474
  Stada Arzneimittel AG                              101,646         5,448,143
  Stada Arzneimittel AG - Rights(1)                  101,646           227,401
                                                                 -------------
                                                                    12,168,084
GREECE - 2.8%
  Chipita International S.A.                         835,590         3,719,264
  Coca-Cola Hellenic Bottling Company S.A.           385,310         7,300,140
                                                                 -------------
                                                                    11,019,404

  20
------
TWENTY

                                     -----
                                     ARTJX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
HONG KONG - 1.5%
  Hong Kong Exchanges & Clearing Limited           2,844,000        $6,040,984

ITALY - 5.0%
  Bulgari S.p.A.                                     684,400         5,502,492
  Davide Campari-Milano S.p.A.                       124,450         5,031,816
  Gruppo Editoriale L'Espresso S.p.A.              1,945,800         9,182,344
                                                                 -------------
                                                                    19,716,652
JAPAN - 4.7%
  Don Quijote Company, Ltd.                           34,600         1,767,033
  Komeri Company, Ltd.                               247,100         6,143,401
  The Seiyu, Ltd.(1)                               1,706,000         5,588,924
  Yamaha Motor Company, Ltd.                         460,500         4,914,370
                                                                 -------------
                                                                    18,413,728
KOREA - 2.8%
  LG Household & Health Care Ltd.                    316,120         6,981,218
  Samsung Heavy Industries Company, Ltd.             989,000         3,809,303
                                                                 -------------
                                                                    10,790,521
MALAYSIA - 4.4%
  AMMB Holdings Berhad                             3,255,700         3,838,299
  Berjaya Sports Toto Berhad                       3,018,600         3,193,361
  Genting Berhad                                     879,800         3,472,895
  Malaysia International Shipping
     Corporation Berhad - Foreign Shares              77,000           200,605
  Malaysia International Shipping
     Corporation Berhad - Local Shares             1,266,000         3,165,000
  Telekom Malaysia Berhad                          1,627,500         3,147,928
                                                                 -------------
                                                                    17,018,088
MEXICO - 1.6%
  Grupo Modelo S.A. de C.V., Series C              2,580,700         6,396,005

NETHERLANDS - 6.7%
  Euronext N.V.                                      261,900         6,381,017
  Koninklijke Grolsch N.V.                           200,290         5,134,313
  Laurus N.V.(1)                                   2,773,266         4,847,113
  N.V. Holdingmaatschappij De Telegraaf              501,059         9,925,174
                                                                 -------------
                                                                    26,287,617
PANAMA - 4.5%
  Banco Latinoamericano de Exportaciones,
     S.A., E Shares(1)(2)(3)                       1,458,614        17,503,368

PORTUGAL - 1.3%
  Brisa-Auto Estradas de Portugal, S.A.              583,921         3,408,727
  Impresa - Sociedade Gestora de
     Participacoes, S.A.(1)                          489,950         1,569,946
                                                                 -------------
                                                                     4,978,673
RUSSIA - 4.2%
  Vimpel-Communications - (ADR)(1)                   194,900        11,861,614
  Wimm-Bill-Dann Foods OJSC - (ADR)(1)               227,300         4,368,706
                                                                 -------------
                                                                    16,230,320
SINGAPORE - 2.5%
  Fraser & Neave Limited                           1,577,320         9,395,053
  Singapore Post Limited                           1,200,000           489,229
                                                                 -------------
                                                                     9,884,282

                                                                         21
                                                                     ----------
                                                                     TWENTY-ONE

                                     -----
                                     ARTJX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
SPAIN - 3.4%
  Baron de Ley,  S.A.(1)                             100,134        $4,025,326
  Recoletos Grupo de Comunicacion, S.A.              233,760         1,626,091
  Sogecable, S.A.(1)                                 322,305         7,755,101
                                                                 -------------
                                                                    13,406,518
SWEDEN - 2.1%
  Elekta AB, B shares(1)                             380,400         6,087,814
  JM AB                                              150,900         2,083,878
                                                                 -------------
                                                                     8,171,692
SWITZERLAND - 13.8%
  Baloise Holding Limited                            157,900         5,880,274
  Bank Sarasin & Cie AG, B shares                      2,810         3,787,688
  Clariant AG(1)(2)                                  265,600         3,491,559
  Nobel Biocare Holding AG                            54,672         4,763,813
  Schindler Holding AG, Participation
     Certificates(1)                                  26,260         5,630,838
  SIG Holding AG                                      58,700         7,738,900
  Straumann Holding AG                               103,215        10,792,294
  Sulzer AG                                           35,184         6,704,634
  Synthes-Stratec, Inc.                                5,750         5,097,363
                                                                 -------------
                                                                    53,887,363
THAILAND -  0.9%
  Land and Houses Public Company Limited -
     Foreign Shares                                2,850,000           975,393
  Land and Houses Public Company Limited -
     Local Shares                                  5,541,800         1,675,138
  National Finance Public Company Limited          2,061,800           901,361
                                                                 -------------
                                                                     3,551,892
UNITED KINGDOM - 10.4%
  Amersham PLC                                       509,900         4,390,473
  Cambridge Antibody Technology Group PLC(1)         709,974         5,747,354
  Capital Radio PLC                                  378,400         3,006,599
  GWR Group PLC                                    1,056,987         3,755,539
  Intertek Group PLC                                 786,100         6,703,346
  Maiden Group PLC                                   628,578         2,847,228
  SMG PLC                                          4,125,337         6,343,043
  Trinity Mirror PLC                                 863,300         8,071,562
                                                                 -------------
                                                                    40,865,144

                                                                 -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $313,993,315)              378,839,039

    The accompanying notes are an integral part of the financial statements.

    22
----------
TWENTY-TWO

                                     -----
                                     ARTJX
                                     -----

                                                    PAR
                                                   AMOUNT             VALUE
                                                ============      ============
SHORT-TERM INVESTMENTS
 (CASH EQUIVALENTS) - 2.8%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%,
     dated 9/30/2003, due 10/1/2003,
     maturity value $10,869,226,
     collateralized by $11,091,133 market
     value Federal Home Loan Mortgage
     Corporation Note, 1.25%, due 8/27/2004
     (Cost $10,869,000)                          $10,869,000       $10,869,000
                                                                 -------------

TOTAL INVESTMENTS - 99.6% (Cost $324,862,315)                      389,708,039

OTHER ASSETS LESS LIABILITIES - 0.4%                                 1,616,504
                                                                 -------------

TOTAL NET ASSETS - 100.0%(4)                                      $391,324,543
                                                                 =============


(1)  Non-income producing security.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(3)  Principally traded in the United States.
(4)  Percentages for the various classifications relate to total net assets.

  (ADR) American Depository Receipt


Portfolio Diversification -  September 30, 2003

                                                   VALUE             PERCENTAGE
                                                 ==========          ==========
Consumer Discretionary                          $115,127,957             29.4%
Consumer Staples                                  82,663,091             21.1
Energy                                             5,721,922              1.5
Financials                                        50,825,531             13.0
Healthcare                                        43,699,761             11.2
Industrials                                       32,195,560              8.2
Information Technology                             6,069,320              1.5
Materials                                         11,988,328              3.1
Telecommunication Services                        30,547,569              7.8
Utilities                                                  -               -
                                              --------------      ----------
TOTAL COMMON AND PREFERRED STOCKS                378,839,039             96.8
Total short-term investments                      10,869,000              2.8
                                              --------------      ----------
TOTAL INVESTMENTS                                389,708,039             99.6

OTHER ASSETS LESS LIABILITIES                      1,616,504              0.4
                                              --------------      ----------
TOTAL NET ASSETS                                $391,324,543            100.0%
                                              ==============      ==========

    The accompanying notes are an integral part of the financial statements.

     23
------------
TWENTY-THREE

                                     -----
                                     ARTKX
                                     -----
ARTISAN INTERNATIONAL
VALUE FUND (ARTKX)

Schedule of Investments - September 30, 2003

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
COMMON STOCKS - 94.1%

BERMUDA - 3.0%
  Arch Capital Group, Ltd.(1)(2)                      21,300          $703,113

CANADA - 1.3%
  Toronto Stock Exchange                               6,200           149,204
  Toronto Stock Exchange, 144A                         6,350           152,814
                                                                 -------------
                                                                       302,018
DENMARK - 3.7%
  Jyske Bank A/S                                      10,325           443,891
  Radiometer A/S, B Shares                             7,060           427,590
                                                                 -------------
                                                                       871,481
FRANCE - 5.8%
  Aventis S.A.                                        14,370           745,942
  Vivendi Universal S.A.                              35,260           624,491
                                                                 -------------
                                                                     1,370,433
GERMANY - 7.4%
  Henkel KGaA                                          9,300           596,000
  Pfeiffer Vacuum Technology AG                       17,920           542,472
  Schering AG                                         14,260           621,097
                                                                 -------------
                                                                     1,759,569
HONG KONG - 2.6%
  Asia Satellite Telecommunications Holdings, Ltd.   405,500           620,471

ITALY - 4.6%
  Caltagirone Editore S.p.A.                          52,659           416,622
  Cementir S.p.A. Cementerie del Tirreno             224,500           667,048
                                                                 -------------
                                                                     1,083,670
JAPAN - 11.1%
  Ichiyoshi Securities Co., Ltd.                     135,000           519,813
  Meitec Corporation                                  25,400           934,704
  NIPPONKOA Insurance Company, Ltd.                  156,000           793,897
  Tokyo Broadcasting System, Inc.                     27,000           373,684
                                                                 -------------
                                                                     2,622,098
KOREA - 2.5%
  Lotte Chilsung Beverage Co., Ltd.                    1,040           493,709
  Lotte Chilsung Beverage Co., Ltd. - Preferred          580           109,177
                                                                 -------------
                                                                       602,886
MEXICO - 2.3%
  Grupo Aeroportuario del Sureste S.A.
     de C.V. (ADR)                                    36,790           540,813

    24
-----------
TWENTY-FOUR

                                     -----
                                     ARTKX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
NETHERLANDS - 7.2%
  Euronext N.V.                                       30,484          $742,722
  Hunter Douglas N.V.                                 21,805           760,945
  Koninklijke Numico N.V.                             10,000           202,978
                                                                 -------------
                                                                     1,706,645
NEW ZEALAND - 5.9%
  Telecom Corporation of New Zealand, Ltd.           217,996           669,966
  Tower, Ltd.                                        908,824           725,336
                                                                 -------------
                                                                     1,395,302
NORWAY - 2.1%
  Statoil ASA                                         54,195           485,873

SWITZERLAND - 14.9%
  Givaudan S.A.                                        1,571           665,395
  Gurit-Heberlein AG                                     684           424,973
  Pargesa Holding AG                                     297           685,229
  PubliGroupe S.A.                                     2,027           499,148
  Schindler Holding AG                                 2,659           620,527
  Tamedia AG                                          10,265           622,215
                                                                 -------------
                                                                     3,517,487
UNITED KINGDOM - 19.7%
  Brit Insurance Holdings PLC                        614,000           688,920
  Cable & Wireless PLC (ADR)                          79,380           448,497
  Carpetright PLC                                     48,360           632,641
  Diageo PLC                                          91,090           983,437
  Lloyds TSB Group PLC                                46,800           321,870
  Rotork PLC                                          38,900           230,842
  Signet Group PLC                                   307,250           538,816
  Somerfield PLC                                      66,200           135,901
  Unilever PLC (ADR)                                  19,300           668,552
                                                                 -------------
                                                                     4,649,476

                                                                 -------------
TOTAL COMMON STOCKS (Cost $18,531,677)                              22,231,335

                                                    PAR
                                                   AMOUNT
                                                ============
SHORT-TERM INVESTMENTS
 (CASH EQUIVALENTS) - 6.2%
  Repurchase agreement with State Street
     Bank & Trust Company, 0.75%, dated 9/30/03,
     due 10/1/03, maturity value $1,460,030,
     collateralized by $1,492,844 market value
     Federal Home Loan Mortgage Corporation,
     1.25%, due 8/27/04 (Cost $1,460,000)         $1,460,000         1,460,000
                                                                 -------------

TOTAL INVESTMENTS - 100.3% (Cost $19,991,677)                       23,691,335

OTHER ASSETS LESS LIABILITIES - (0.3%)                                (77,389)
                                                                 -------------

TOTAL NET ASSETS - 100.0%(3)                                       $23,613,946
                                                                 =============
(1)  Non-income producing security.
(2)  Principally traded in the United States.
(3)  Percentages for the various classifications relate to total net assets.

  (ADR) American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                                                                         25
                                                                    -----------
                                                                    TWENTY-FIVE

                                     -----
                                     ARTKX
                                     -----

ARTISAN INTERNATIONAL
VALUE FUND (ARTKX)

Portfolio Diversification - September 30, 2003

                                                   VALUE              PERCENTAGE
                                                 ==========           ==========
Consumer Discretionary                          $  4,468,564             18.9%
Consumer Staples                                   3,855,149             16.3
Energy                                               485,873              2.1
Financials                                         5,926,808             25.1
Healthcare                                         1,794,628              7.6
Industrials                                        2,869,358             12.1
Information Technology                                     -               -
Materials                                          1,092,021              4.6
Telecommunication Services                         1,738,934              7.4
Utilities                                                  -               -
                                                 -----------          --------
TOTAL COMMON AND PREFERRED STOCKS                 22,231,335             94.1
Total short-term investments                       1,460,000              6.2
                                                 -----------          --------
TOTAL INVESTMENTS                                 23,691,335            100.3
OTHER ASSETS LESS LIABILITIES                       (77,389)             (0.3)
                                                 -----------          --------
TOTAL NET ASSETS                                 $23,613,946            100.0%
                                                 ===========          ========

    The accompanying notes are an integral part of the financial statements.

    26
----------
TWENTY-SIX

                                     -----
                                     ARTMX
                                     -----

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - September 30, 2003

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
COMMON STOCKS - 95.5%

AUTO & TRANSPORTATION - 5.2%
  AIR TRANSPORT - 4.0%
     Expeditors International of Washington, Inc.    839,000       $28,869,990
     FedEx Corporation                               790,800        50,951,244
     Southwest Airlines Co.                        3,479,800        61,592,460
                                                                 -------------
                                                                   141,413,694
  TRUCKERS - 1.2%
     Swift Transportation Co., Inc.(1)             1,763,500        40,013,815

CONSUMER DISCRETIONARY - 24.1%
  ADVERTISING AGENCIES - 2.8%
     Lamar Advertising Company(1)                  1,614,000        47,354,760
     Omnicom Group Inc.                              713,200        51,243,420
                                                                 -------------
                                                                    98,598,180
  CABLE TELEVISION SERVICES - 1.0%
     EchoStar Communications Corporation(1)          930,900        35,625,543

  COSMETICS - 1.4%
     The Estee Lauder Companies, Inc.              1,469,800        50,120,180

  CONSUMER ELECTRONICS - 1.3%
     VeriSign, Inc.(1)                             1,357,900        18,290,913
     Yahoo!, Inc.(1)                                 807,400        28,565,812
                                                                 -------------
                                                                    46,856,725
  HOTEL/MOTEL - 1.1%
     Starwood Hotels & Resorts Worldwide, Inc.     1,147,500        39,933,000

  PUBLISHING: NEWSPAPERS - 1.1%
     The New York Times Company                      887,500        38,570,750

  RADIO & TV BROADCASTING - 1.6%
     Entercom Communications Corporation(1)          552,000        24,740,640
     Univision Communications, Inc.(1)               981,900        31,352,067
                                                                 -------------
                                                                    56,092,707
  RESTAURANTS - 1.7%
     Starbucks Corporation(1)                        964,500        27,777,600
     Wendy's International, Inc.                     943,200        30,465,360
                                                                 -------------
                                                                    58,242,960

                                                                        27
                                                                   ------------
                                                                   TWENTY-SEVEN

                                     -----
                                     ARTMX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
CONSUMER DISCRETIONARY (CONTINUED)
  RETAIL - 5.9%
     Abercrombie & Fitch Company - Class A(1)        884,200       $24,501,182
     CarMax, Inc. (1)                                855,000        27,924,300
     Costco Wholesale Corporation(1)               1,414,100        43,950,228
     Dollar Tree Stores, Inc.(1)                     705,900        23,647,650
     Kohl's Corporation(1)                           570,700        30,532,450
     Staples, Inc.(1)                              1,814,600        43,096,750
     Williams-Sonoma, Inc.(1)                        517,200        13,954,056
                                                                 -------------
                                                                   207,606,616
  SERVICES: COMMERCIAL - 4.9%
     Accenture Ltd - Class A(1)                    3,087,600        68,976,984
     BearingPoint, Inc.(1)                         1,616,900        12,902,862
     Getty Images, Inc.(1)                           537,200        18,887,952
     InterActiveCorp(1)                              978,900        32,352,645
     Robert Half International, Inc.(1)            1,920,387        37,447,547
                                                                 -------------
                                                                   170,567,990
  TOYS - 1.3%
     Mattel, Inc.                                  2,327,900        44,136,984

CONSUMER STAPLES - 1.6%
  DRUG & GROCERY STORE CHAINS - 0.6%
     Whole Foods Market, Inc.(1)                     425,700        23,490,126

  FOODS - 1.0%
     Dean Foods Company(1)                         1,096,950        34,038,358

FINANCIAL SERVICES - 12.4%
  BANKS: OUTSIDE NEW YORK CITY - 0.6%
     CapitalSource, Inc.(1)                          514,600         9,005,500
     Comerica, Inc.                                  263,600        12,283,760
                                                                 -------------
                                                                    21,289,260
  DIVERSIFIED FINANCIAL SERVICES - 1.1%
     CIT Group, Inc.                               1,361,600        39,159,616

  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.2%
     Fiserv, Inc.(1)                               1,097,700        39,769,671
     Paychex, Inc.                                 1,082,900        36,742,797
                                                                 -------------
                                                                    76,512,468
  FINANCIAL MISCELLANEOUS - 1.5%
     MGIC Investment Corporation                     993,100        51,710,717

  INSURANCE: PROPERTY-CASUALTY - 2.0%
     Platinum Underwriters Holdings, Ltd.            927,800        26,071,180
     XL Capital Limited                              585,400        45,333,376
                                                                 -------------
                                                                    71,404,556
  INVESTMENT MANAGEMENT COMPANIES - 2.4%
     SEI Investments Company                       1,367,900        44,456,750
     T. Rowe Price Group, Inc.                     1,021,300        42,138,838
                                                                 -------------
                                                                    86,595,588
  SAVINGS & LOANS - 0.8%
     Golden West Financial Corporation               303,000        27,121,530

     28
------------
TWENTY-EIGHT

                                     -----
                                     ARTMX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
FINANCIAL SERVICES (CONTINUED)
  SECURITIES BROKERAGE & SERVICES - 1.8%
     Ameritrade Holding Corporation(1)             1,931,500       $21,729,375
     LaBranche & Co., Inc.                           872,400        12,737,040
     The Charles Schwab Corporation                2,331,100        27,763,401
                                                                 -------------
                                                                    62,229,816
HEALTHCARE - 13.3%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 2.4%
     Invitrogen Corporation(1)                       848,500        49,204,515
     Millennium Pharmaceuticals, Inc.(1)           2,177,000        33,504,030
                                                                 -------------
                                                                    82,708,545
  DRUGS & PHARMACEUTICALS - 5.3%
     Allergan, Inc.                                  321,400        25,303,822
     AmerisourceBergen Corporation                   203,700        11,009,985
     Andrx Corporation(1)                          1,488,800        27,557,688
     Biovail Corporation(1)                          604,200        22,446,030
     Gilead Sciences, Inc.(1)                        473,500        26,482,855
     IVAX Corporation(1)                           1,018,900        19,970,440
     Mylan Laboratories Inc.                       1,410,400        54,511,960
                                                                 -------------
                                                                   187,282,780
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 3.0%
     Becton, Dickinson and Company                   607,800        21,953,736
     Boston Scientific Corporation(1)                835,200        53,285,760
     Zimmer Holdings, Inc.(1)                        535,200        29,489,520
                                                                 -------------
                                                                   104,729,016
  MISCELLANEOUS HEALTH CARE - 0.3%
     Alcon, Inc.                                     177,600         9,972,240

  HEALTHCARE MANAGEMENT SERVICES - OTHER - 2.3%
     Anthem, Inc.(1)                                 364,200        25,978,386
     Caremark Rx, Inc.(1)                          2,458,300        55,557,580
                                                                 -------------
                                                                    81,535,966
MATERIALS & PROCESSING - 3.0%
  CONTAINERS & PACKAGING: PAPER & PLASTIC - 2.2%
     Pactiv Corporation(1)                         1,825,800        37,027,224
     Smurfit-Stone Container Corporation(1)        2,701,300        40,465,474
                                                                 -------------
                                                                    77,492,698
  ENGINEERING & CONTRACTING SERVICES - 0.8%
     Fluor Corporation                               741,200        27,668,996

OTHER - 0.4%
  MULTI-SECTOR COMPANIES - 0.4%
     Brunswick Corporation                           513,900        13,196,952

OTHER ENERGY - 4.8%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 3.5%
     Nabors Industries, Ltd.(1)                      880,300        32,799,978
     Smith International, Inc.(1)                  1,529,400        55,027,812
     Weatherford International, Ltd.(1)              927,300        35,033,394
                                                                 -------------
                                                                   122,861,184
  UTILITIES: GAS PIPELINES - 1.3%
     The Williams Companies, Inc.                  4,755,900        44,800,578


                                                                         29
                                                                    -----------
                                                                    TWENTY-NINE

                                     -----
                                     ARTMX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
PRODUCER DURABLES - 7.8%
  AEROSPACE - 0.4%
     Alliant Techsystems, Inc.(1)                    293,900   $    14,121,895

  DIVERSIFIED PRODUCTION - 1.4%
     Danaher Corporation                             693,200        51,199,752

  ELECTRICAL EQUIPMENT & COMPONENTS - 1.4%
     Molex, Inc.                                   1,754,800        50,169,732

  ELECTRONICS: INSTRUMENTS GAUGES & METERS - 0.9%
     Thermo Electron Corporation(1)                1,497,400        32,493,580

  MISCELLANEOUS EQUIPMENT - 1.3%
     W.W. Grainger, Inc.                             950,800        45,210,540

  OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.6%
     Diebold, Inc.                                   394,600        19,986,490

  PRODUCTION TECHNOLOGY EQUIPMENT - 1.8%
     KLA - Tencor Corporation(1)                     533,000        27,396,200
     Novellus Systems, Inc.(1)                     1,031,700        34,819,875
                                                                 -------------
                                                                    62,216,075
TECHNOLOGY - 22.2%
  COMMUNICATIONS TECHNOLOGY - 7.3%
     Avaya, Inc.(1)                                3,002,200        32,723,980
     Avocent Corporation(1)                          423,100        12,815,699
     Corning, Inc.(1)                              4,400,800        41,455,536
     Juniper Networks, Inc.(1)                     2,227,800        33,238,776
     Network Associates, Inc.(1)                   2,682,200        36,907,072
     Nortel Networks Corporation(1)                8,184,000        33,554,400
     Research In Motion Limited(1)                   835,900        31,931,380
     Symbol Technologies, Inc.                     2,906,000        34,726,700
                                                                 -------------
                                                                   257,353,543
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 7.0%
     Adobe Systems Incorporated                    1,120,400        43,986,904
     Amdocs, Ltd.(1)                               1,333,400        25,067,920
     BEA Systems, Inc.(1)                          3,451,000        41,584,550
     Cognos, Inc.(1)                               1,210,200        37,540,404
     Seagate Technology                            1,979,800        53,850,560
     VERITAS Software Corporation(1)               1,353,900        42,512,460
                                                                 -------------
                                                                   244,542,798
  COMPUTER TECHNOLOGY - 1.7%
     Apple Computer, Inc.(1)                       1,336,800        27,578,184
     Network Appliance, Inc.(1)                    1,645,900        33,790,327
                                                                 -------------
                                                                    61,368,511
  ELECTRONICS - 0.5%
     Vishay Intertechnology, Inc.(1)                 957,800        16,780,656

  ELECTRONICS: TECHNOLOGY - 1.3%
     Rockwell Automation, Inc.                     1,739,400        45,659,250


  30
------
THIRTY

                                     -----
                                     ARTMX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
TECHNOLOGY (CONTINUED)
  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.4%
     Agere Systems, Inc. - Class A(1)              5,581,400       $17,134,898
     Agere Systems, Inc. - Class B(1)              4,757,300        13,748,597
     Linear Technology Corporation                 1,310,600        46,932,586
     PMC-Sierra, Inc.(1)                           2,023,700        26,694,627
     Xilinx, Inc.(1)                               1,718,700        49,000,137
                                                                 -------------
                                                                   153,510,845
UTILITIES - 0.7%
  UTILITIES: TELECOMMUNICATIONS - 0.7%
     Sprint Corporation(1)                         4,414,300        25,293,939

                                                                 -------------
TOTAL COMMON STOCKS (Cost $2,928,147,650)                       $3,353,487,740

                                                    PAR
                                                   AMOUNT
                                                ============      ============
SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 4.7%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%,
     dated 9/30/03, due 10/1/03,
     maturity value $165,996,458,
     collateralized by $67,318,589
     market value Federal National
     Mortgage Association Note, 1.18%,
     due 7/27/04, and $102,000,916 market
     value Federal Home Loan Mortgage
     Corporation Note, 1.20%, due 8/6/2004
     (Cost $165,993,000)                        $165,993,000       165,993,000
                                                                 -------------

TOTAL INVESTMENTS - 100.2% (Cost $3,094,140,650)                 3,519,480,740

OTHER ASSETS LESS LIABILITIES - (0.2%)                             (6,722,137)
                                                                 -------------

TOTAL NET ASSETS - 100.0%(2)                                    $3,512,758,603
                                                                ==============

(1)Non-income producing security.
(2)Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                          31
                                                                      ----------
                                                                      THIRTY-ONE

                                     -----
                                     ARTQX
                                     -----

ARTISAN
MID CAP VALUE FUND
(ARTQX)

Schedule of Investments - September 30, 2003

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
COMMON STOCKS - 94.3%

AUTO & TRANSPORTATION - 3.7%
  TRANSPORTATION MISCELLANEOUS - 1.7%
     Tidewater, Inc.                                  46,900     $   1,327,270

  TRUCKERS - 2.0%
     Swift Transportation Co., Inc.(1)                69,400         1,574,686

CONSUMER DISCRETIONARY - 14.6%
  HOUSEHOLD FURNISHINGS - 3.6%
     Furniture Brands International, Inc.(1)         116,800         2,814,880

  RETAIL - 3.8%
     Michaels Stores, Inc.                            22,300           908,948
     Zale Corporation(1)                              46,000         2,042,860
                                                                 -------------
                                                                     2,951,808
  SERVICES: COMMERCIAL - 2.6%
     Republic Services, Inc.                          88,200         1,996,848

  TEXTILES: APPAREL MANUFACTURERS - 4.6%
     Liz Claiborne, Inc.                              39,500         1,344,975
     Polo Ralph Lauren Corporation                    81,900         2,196,558
                                                                 -------------
                                                                     3,541,533
CONSUMER STAPLES - 10.2%
  DRUG & GROCERY STORE CHAINS - 2.0%
     Safeway, Inc.(1)                                 68,000         1,559,920

  FOODS - 4.5%
     Hormel Foods Corporation                         68,500         1,574,130
     Tyson Foods, Inc. - Class A                     134,400         1,899,072
                                                                 -------------
                                                                     3,473,202
  SOAPS & HOUSEHOLD CHEMICALS - 2.2%
     Dial Corporation                                 79,200         1,705,968

  TOBACCO - 1.5%
     Loews Corporation - Carolina Group               49,900         1,147,700

FINANCIAL SERVICES - 33.5%
  BANKS: OUTSIDE NEW YORK CITY - 2.1%
     TCF Financial Corporation                        34,500         1,654,275

  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 1.9%
     Deluxe Corporation                               35,700         1,432,998

    32
----------
THIRTY-TWO

                                     -----
                                     ARTQX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
FINANCIAL SERVICES (CONTINUED)
  FINANCE: SMALL LOAN - 4.2%
     The Student Loan Corporation                     27,200        $3,245,776

  INSURANCE: MULTI-LINE - 5.4%
     Alleghany Corporation(1)                          8,600         1,679,150
     Loews Corporation                                29,700         1,198,989
     Old Republic International Corporation           39,100         1,293,819
                                                                 -------------
                                                                     4,171,958
  INSURANCE: PROPERTY-CASUALTY - 7.4%
     Arch Capital Group, Ltd.(1)                      40,400         1,333,604
     Everest Re Group, Ltd.                            8,800           661,408
     PartnerRe, Ltd                                   23,100         1,170,477
     White Mountains Insurance Group, Ltd.             6,500         2,580,695
                                                                 -------------
                                                                     5,746,184
  SAVINGS & LOANS - 4.2%
     Golden West Financial Corporation                18,400         1,646,984
     Washington Federal, Inc.                         64,500         1,626,045
                                                                 -------------
                                                                     3,273,029
  SECURITIES BROKERAGE & SERVICES - 8.3%
     Countrywide Financial Corporation                56,000         4,383,680
     Nuveen Investments, Inc. - Class A               73,300         2,015,750
                                                                 -------------
                                                                     6,399,430
HEALTHCARE - 0.7%
  DRUGS & PHARMACEUTICALS - 0.7%
     Mylan Laboratories, Inc.                         14,400           556,560

MATERIALS & PROCESSING - 6.2%
  PAPER - 3.4%
     Domtar, Inc.                                    113,300         1,273,491
     MeadWestvaco Corporation                         54,319         1,385,135
                                                                 -------------
                                                                     2,658,626
  REAL ESTATE - 1.0%
     Catellus Development Corporation(1)              31,900           779,955

  STEEL - 1.8%
     Harsco Corporation                               35,600         1,369,532

OTHER - 1.5%
  MULTI-SECTOR COMPANIES - 1.5%
     Wesco Financial Corporation                       3,410         1,159,298

OTHER ENERGY - 14.1%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 0.8%
     Weatherford International, Ltd.(1)               16,600           627,148

  OFFSHORE DRILLING - 1.3%
     Diamond Offshore Drilling, Inc.                  52,600         1,004,660

OIL: CRUDE PRODUCERS - 12.0%
     Apache Corporation                               59,373         4,116,924
     EOG Resources, Inc.                              38,500         1,606,990
     Newfield Exploration Company(1)                  38,700         1,492,659
     XTO Energy, Inc.                                 96,466         2,024,821
                                                                 -------------
                                                                     9,241,394

                                                                        33
                                                                   ------------
                                                                   THIRTY-THREE

                                     -----
                                     ARTQX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
PRODUCER DURABLES - 3.5%
  DIVERSIFIED PRODUCTION - 3.1%
     Dover Corporation                                33,200        $1,174,284
     Pentair, Inc.                                    30,700         1,224,009
                                                                 -------------
                                                                     2,398,293
  HOMEBUILDING - 0.4%
     Centex Corporation                                4,100           319,308

TECHNOLOGY - 1.5%
  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 1.5%
     Arrow Electronics, Inc. (1)                      61,500         1,130,985

UTILITIES - 4.8%
  UTILITIES: MISCELLANEOUS - 1.3%
     Vectren Corporation                              41,900           989,678

  UTILITIES: ELECTRICAL - 1.5%
     Cinergy Corporation                              31,400         1,152,380

  UTILITIES: GAS DISTRIBUTORS - 1.0%
     Sempra Energy                                    27,100           795,656

  UTILITIES: TELECOMMUNICATIONS - 1.0%
     Telephone and Data Systems, Inc.                 13,700           774,598

                                                                 -------------
TOTAL COMMON STOCKS (Cost $63,542,489)                              72,975,536

                                                    PAR
                                                   AMOUNT
                                                ============
SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 10.3%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%,
     dated 9/30/03, due 10/1/03, maturity
     value $7,956,166, collateralized by
     $8,115,463 market value Federal Home
     Loan Mortgage Corporation Note, 1.25%,
     due 8/27/04 (Cost $7,956,000)                $7,956,000         7,956,000
                                                                 -------------

TOTAL INVESTMENTS - 104.6% (Cost $71,498,489)                       80,931,536

OTHER ASSETS LESS LIABILITIES - (4.6)%                             (3,531,417)
                                                                 -------------

TOTAL NET ASSETS - 100.0%(2)                                       $77,400,119
                                                                 =============

(1)  Non-income producing security.
(2)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

    34
-----------
THIRTY-FOUR

                                     -----
                                     ARTSX
                                     -----
ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - September 30, 2003

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
COMMON STOCKS - 93.3%

AUTO & TRANSPORTATION - 3.3%
  AIR TRANSPORT - 0.5%
     AirTran Holdings, Inc.(1)                        42,400          $710,200

  RAILROADS - 1.2%
     Genesee & Wyoming, Inc., Class A(1)              62,800         1,488,988

  TRUCKERS - 1.6%
     Pacer International, Inc.(1)                    100,700         2,006,951

CONSUMER DISCRETIONARY - 18.1%
  CASINOS & GAMBLING - 1.1%
     Boyd Gaming Corporation                          17,800           271,628
     Shuffle Master, Inc.(1)                          43,300         1,176,894
                                                                 -------------
                                                                     1,448,522
  CONSUMER PRODUCTS - 0.5%
     RC2 Corporation(1)                               33,800           649,298

  EDUCATION SERVICES - 0.7%
     Bright Horizons Family Solutions, Inc.(1)        23,500           938,825

  ENTERTAINMENT - 1.4%
     Alliance Gaming Corporation(1)                   87,100         1,766,388

  RADIO & TV BROADCASTING - 3.0%
     LIN TV Corporation, Class A(1)                   89,800         1,909,148
     Regent Communications, Inc.(1)                  321,100         1,958,710
                                                                 -------------
                                                                     3,867,858
  RESTAURANTS - 1.8%
     RARE Hospitality International, Inc.(1)          89,050         2,218,236

  RETAIL - 3.9%
     Christopher & Banks Corporation                  44,250         1,055,805
     Linens 'n Things, Inc.(1)                        67,200         1,598,016
     Men's Wearhouse, Inc.(1)                         43,600         1,118,340
     Stage Stores, Inc.(1)                            46,400         1,182,272
                                                                 -------------
                                                                     4,954,433
  SERVICES: COMMERCIAL - 5.7%
     The Advisory Board Company(1)                    35,100         1,595,295
     Harris Interactive, Inc.(1)                     154,400         1,086,976
     Kroll Inc.(1)                                   109,800         2,042,280
     Waste Connections, Inc.(1)                       71,800         2,519,462
                                                                 -------------
                                                                     7,244,013

                                                                         35
                                                                    -----------
                                                                    THIRTY-FIVE

                                     -----
                                     ARTSX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
CONSUMER STAPLES - 1.6%
  FOODS - 1.6%
     American Italian Pasta Company, Class A(1)       52,800        $2,042,832

FINANCIAL SERVICES - 11.8%
  BANKS: OUTSIDE NEW YORK CITY - 4.6%
     Community First Bankshares, Inc.                 69,300         1,831,599
     Greater Bay Bancorp                              75,700         1,574,560
     PrivateBancorp, Inc.                             31,000         1,026,410
     Texas Capital Bancshares, Inc.(1)               119,400         1,459,068
                                                                 -------------
                                                                     5,891,637
  FINANCIAL INFORMATION SERVICES - 0.9%
     FactSet Research Systems, Inc.                   25,400         1,126,490

  INSURANCE: PROPERTY-CASUALTY - 3.7%
     IPC Holdings, Ltd.                               35,400         1,239,000
     ProAssurance Corporation(1)                      58,100         1,500,723
     Selective Insurance Group, Inc.                  65,100         1,937,376
                                                                 -------------
                                                                     4,677,099
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 1.4%
     Innkeepers USA Trust                            158,700         1,380,690
     La Quinta Corporation(1)                         59,200           368,816
                                                                 -------------
                                                                     1,749,506
  SECURITIES BROKERAGE & SERVICES - 1.2%
     Jefferies Group, Inc.                            55,700         1,601,375

HEALTHCARE - 15.7%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 1.9%
     Charles River Laboratories
       International, Inc.(1)                         81,000         2,485,890

  DRUGS & PHARMACEUTICALS - 2.6%
     Priority Healthcare Corporation, Class B(1)      90,400         1,856,816
     Taro Pharmaceutical Industries, Ltd.(1)          26,100         1,470,996
                                                                 -------------
                                                                     3,327,812
  ELECTRONICS: MEDICAL SYSTEMS - 0.7%
     Zoll Medical Corporation(1)                      29,100           932,655

  HEALTH CARE FACILITIES - 2.8%
     LifePoint Hospitals, Inc.(1)                     63,200         1,519,960
     United Surgical Partners International, Inc.(1)  71,800         2,031,940
                                                                 -------------
                                                                     3,551,900
  HEALTH CARE MANAGEMENT SERVICES - 1.4%
     Mid Atlantic Medical Services, Inc.(1)           33,600         1,728,048

  HEALTH CARE SERVICES - 0.5%
     Inveresk Research Group, Inc.(1)                 35,200           698,720

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 4.0%
     American Medical Systems Holdings, Inc.(1)       93,300         2,024,610
     Respironics, Inc.(1)                             50,000         2,089,000
     Techne Corporation(1)                            33,100         1,052,249
                                                                 -------------
                                                                     5,165,859

    36
----------
THIRTY-SIX

                                     -----
                                     ARTSX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
HEALTHCARE (CONTINUED)
  MEDICAL SERVICES - 1.8%
     VCA Antech, Inc.(1)                              95,500        $2,249,025

INTEGRATED OILS - 0.8%
  OIL: INTEGRATED DOMESTIC - 0.8%
     Cimarex Energy Company(1)                        54,100         1,060,360

MATERIALS & PROCESSING - 4.8%
  BUILDING MATERIALS - 1.3%
     Hughes Supply, Inc.                              50,600         1,641,970

  BUILDING: ROOFING & WALLBOARD - 1.2%
     ElkCorp                                          65,100         1,533,756

  CONTAINERS & PACKAGING: METAL & GLASS - 0.8%
     Anchor Glass Container Corporation(1)            61,000           994,300

  PLASTICS - 1.5%
     Spartech Corporation                             92,200         1,963,860

OTHER ENERGY - 5.5%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES  - 4.3%
     Pride International, Inc.(1)                     98,300         1,666,185
     Varco International, Inc.(1)                    128,100         2,166,171
     W-H Energy Services, Inc.(1)                     91,300         1,625,140
                                                                 -------------
                                                                     5,457,496
  OIL: CRUDE PRODUCERS - 1.2%
     Unit Corporation(1)                              81,800         1,541,112

PRODUCER DURABLES - 7.6%
  AEROSPACE - 0.7%
     MTC Technologies, Inc.(1)                        39,200           909,440

  ELECTRICAL EQUIPMENT & COMPONENTS - 1.7%
     Technitrol, Inc.(1)                             121,100         2,229,451

  IDENTIFICATION CONTROL & FILTER DEVICES - 1.4%
     ESCO Technologies, Inc.(1)                       39,700         1,797,219

  MACHINERY: INDUSTRIAL/SPECIALTY - 1.4%
     Actuant Corporation, Class A(1)                  31,900         1,791,185

  PRODUCTION TECHNOLOGY EQUIPMENT - 1.7%
     Axcelis Technologies, Inc.(1)                   262,100         2,164,946

  TELECOMMUNICATIONS EQUIPMENT - 0.7%
     Tollgrade Communications, Inc.(1)                53,700           862,959

                                                                        37
                                                                   ------------
                                                                   THIRTY-SEVEN

                                     -----
                                     ARTSX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
TECHNOLOGY - 22.0%
  COMMUNICATIONS TECHNOLOGY - 4.0%
     Avocent Corporation(1)                           67,600     $   2,047,604
     Extreme Networks, Inc.(1)                       163,300         1,030,423
     Tekelec(1)                                       72,800         1,136,408
     Verisity, Ltd.(1)                                72,500           906,250
                                                                 -------------
                                                                     5,120,685
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 8.3%
     Anteon International Corporation(1)              56,800         1,738,080
     Borland Software Corporation(1)                 151,300         1,393,473
     Hyperion Solutions Corporation(1)                46,200         1,333,794
     Macrovision Corporation(1)                       61,600         1,137,752
     Magma Design Automation, Inc.(1)                 46,800           918,216
     Micromuse, Inc.(1)                              110,300           902,254
     Progress Software Corporation(1)                 72,800         1,565,200
     SERENA Software, Inc.(1)                         89,000         1,655,400
                                                                 -------------
                                                                    10,644,169
  ELECTRICAL & ELECTRONICS - 1.1%
     Plexus Corp.(1)                                  87,100         1,353,534

  ELECTRONICS - 2.2%
     Aeroflex, Inc.(1)                               172,600         1,527,510
     Semtech Corporation(1)                           68,800         1,270,048
                                                                 -------------
                                                                     2,797,558
  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.9%
     DSP Group, Inc.(1)                               78,500         1,955,435
     Lattice Semiconductor Corporation(1)            187,000         1,329,570
     ParthusCeva, Inc.(1)                            108,100           928,579
     Planar Systems, Inc.(1)                          83,600         1,793,220
     Skyworks Solutions, Inc.(1)                      23,600           214,760
                                                                 -------------
                                                                     6,221,564
  ELECTRONICS: TECHNOLOGY - 1.5%
     Coherent, Inc.(1)                                80,300         1,977,789

UTILITIES - 2.1%
  UTILITIES: TELECOMMUNICATIONS - 2.1%
     Boston Communications Group, Inc.(1)             57,000           568,347
     Commonwealth Telephone Enterprises, Inc.(1)      52,600         2,110,838
                                                                 -------------
                                                                     2,679,185

                                                                 -------------
TOTAL COMMON STOCKS (Cost $97,661,645)                             119,265,098


     38
------------
THIRTY-EIGHT

                                     -----
                                     ARTSX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                    PAR
                                                   AMOUNT             VALUE
                                                ============      ============
SHORT TERM INVESTMENTS
 (CASH EQUIVALENTS) - 2.3%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%,
     dated 9/30/2003, due 10/1/2003,
     maturity value $2,930,061, collateralized
     by $2,993,609 market value Federal
     National Mortgage Association Note,
     1.18%, due 7/27/2004 (Cost $2,930,000)       $2,930,000        $2,930,000
                                                                 -------------

TOTAL INVESTMENTS - 95.6% (Cost $100,591,645)                      122,195,098

OTHER ASSETS LESS LIABILITIES - 4.4%                                 5,678,428
                                                                 -------------

TOTAL NET ASSETS - 100.0%(2)                                      $127,873,526
                                                                 =============

(1)  Non-income producing securities.
(2)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                        39
                                                                   ------------
                                                                    THIRTY-NINE

                                     -----
                                     ARTVX
                                     -----

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - September 30, 2003

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
COMMON STOCKS - 91.9%

AUTO & TRANSPORTATION - 8.2%
  AUTO PARTS: AFTER MARKET - 1.3%
     Superior Industries International, Inc.         258,200       $10,470,010

  AUTO PARTS: ORIGINAL EQUIPMENT - 1.7%
     BorgWarner, Inc.                                193,400        13,122,190

  RECREATIONAL VEHICLES & BOATS - 0.6%
     Polaris Industries, Inc.                         66,500         4,930,975

  SHIPPING - 1.6%
     Kirby Corporation(1)                            421,500        12,097,050

  TRUCKERS - 3.0%
     Arkansas Best Corporation                       328,100         9,022,750
     USF Corporation                                 444,200        13,978,974
                                                                 -------------
                                                                    23,001,724

CONSUMER DISCRETIONARY - 23.0%
  ADVERTISING AGENCIES - 2.1%
     ADVO, Inc.(1)                                   395,200        16,452,176

  COMMERCIAL INFORMATION SERVICES - 1.4%
     ProQuest Company(1)                             406,400        10,688,320

  CONSUMER ELECTRONICS - 0.5%
     Register.com, Inc.(1)                           249,448         1,125,010
     THQ, Inc.(1)                                    184,200         3,024,564
                                                                 -------------
                                                                     4,149,574
  HOUSEHOLD FURNISHINGS - 1.7%
     Ethan Allen Interiors, Inc.                     364,400        13,118,400

  PUBLISHING: MISCELLANEOUS - 0.3%
     Courier Corporation                              51,763         2,635,254

  RADIO & TV BROADCASTING - 0.6%
     World Wrestling Entertainment, Inc.             435,700         4,365,714

  RESTAURANTS - 2.6%
     IHOP Corporation                                422,600        13,882,410
     Papa John's International, Inc.(1)              243,400         6,038,754
                                                                 -------------
                                                                    19,921,164

  40
------
FORTY

                                     -----
                                     ARTVX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
CONSUMER DISCRETIONARY (CONTINUED)
  RETAIL - 6.8%
     Neiman Marcus Group, Inc., Class A(1)            65,200        $2,718,840
     OfficeMax, Inc.(1)                              215,500         2,019,235
     Payless ShoeSource, Inc.(1)                   1,184,900        15,332,606
     School Specialty, Inc.(1)                       354,500        10,000,445
     Zale Corporation(1)                             508,900        22,600,249
                                                                 -------------
                                                                    52,671,375
  SERVICES: COMMERCIAL - 2.9%
     BearingPoint, Inc.(1)                         1,026,400         8,190,672
     Cross Country Healthcare, Inc.(1)               264,000         3,719,760
     Medical Staffing Network Holdings, Inc.(1)      516,600         3,905,496
     Roto-Rooter, Inc.                               152,600         5,424,930
     Watson Wyatt & Company Holdings(1)               61,700         1,388,867
                                                                 -------------
                                                                    22,629,725
  TEXTILES APPAREL MANUFACTURERS - 3.5%
     Kellwood Company                                809,150        27,066,068

  WHOLESALERS - 0.6%
     United Stationers, Inc.(1)                      120,800         4,551,744

CONSUMER STAPLES - 0.9%
  FOODS - 0.9%
     Ralcorp Holdings, Inc.(1)                       134,900         3,736,730
     Sensient Technologies Corporation               173,100         3,635,100
                                                                 -------------
                                                                     7,371,830

FINANCIAL SERVICES - 12.9%
  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 0.8%
     CCC Information Services Group, Inc.(1)         278,800         4,672,688
     John H. Harland Company                          58,600         1,551,142
                                                                 -------------
                                                                     6,223,830

  FINANCIAL MISCELLANEOUS - 4.7%
     LandAmerica Financial Group, Inc.               348,400        15,970,656
     Stewart Information Services Corporation(1)     737,600        20,829,824
                                                                 -------------
                                                                    36,800,480
  INSURANCE: LIFE - 1.4%
     Scottish Re Group, Ltd.                         448,800        10,838,520

  INSURANCE: MULTI-LINE - 1.7%
     Hilb, Rogal & Hamilton Company                  200,200         6,214,208
     PICO Holdings, Inc.(1)                          550,800         7,198,956
                                                                 -------------
                                                                    13,413,164

  INSURANCE: PROPERTY-CASUALTY - 3.1%
     Arch Capital Group, Ltd.(1)                     236,500         7,806,865
     IPC Holdings, Ltd.                              256,400         8,974,000
     White Mountains Insurance Group, Ltd.            18,000         7,146,540
                                                                 -------------
                                                                    23,927,405

                                                                          41
                                                                      ----------
                                                                      FORTY-ONE

                                     -----
                                     ARTVX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
FINANCIAL SERVICES (CONTINUED)
  INVESTMENT MANAGEMENT COMPANIES - 0.8%
     Capital Southwest Corporation                   116,000        $6,534,280

  REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.4%
     Chateau Communities, Inc.                        58,400         1,737,984
     Cousins Properties, Inc.                         60,700         1,684,425
                                                                 -------------
                                                                     3,422,409
HEALTHCARE - 1.3%
  HEALTH CARE FACILITIES - 0.1%
     LifePoint Hospitals, Inc.(1)                     39,500           949,975

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 0.5%
     National Dentex Corporation(1)(2)               189,900         4,096,143

  MEDICAL SERVICES - 0.7%
     America Service Group, Inc.(1)                  269,700         5,663,700

INTEGRATED OILS - 1.0%
  OIL: INTEGRATED DOMESTIC - 1.0%
     Cimarex Energy Company(1)                       388,200         7,608,720

MATERIALS & PROCESSING - 16.2%
  AGRICULTURE FISHING & RANCHING - 0.4%
     Delta & Pine Land Company                       126,500         2,910,765

  BUILDING: CEMENT - 2.6%
     Centex Construction Products, Inc.              454,500        20,302,515

  BUILDING MATERIALS - 2.8%
     Butler Manufacturing Company                    179,500         2,726,605
     LSI Industries, Inc.                            230,450         3,247,041
     Simpson Manufacturing Company, Inc.(1)          382,000        15,619,980
                                                                 -------------
                                                                    21,593,626
  CHEMICALS - 1.0%
     Albermarle Corporation                           81,200         2,228,940
     American Pacific Corporation(1)                 201,100         1,705,328
     Great Lakes Chemical Corporation                188,300         3,786,713
                                                                 -------------
                                                                     7,720,981
  CONSTRUCTION - 1.7%
     EMCOR Group, Inc.(1)                            304,600        12,960,730

  COPPER - 1.7%
     Mueller Industries, Inc.(1)                     509,600        12,969,320

  DIVERSIFIED MATERIALS & PROCESSING - 0.4%
     Armor Holdings, Inc.(1)                         169,800         2,844,150

  METAL FABRICATING - 1.7%
     Kaydon Corporation                              109,900         2,609,026
     Quanex Corporation                              231,700         7,785,120
     Roanoke Electric Steel Corporation              289,500         2,868,945
                                                                 -------------
                                                                    13,263,091

    42
----------
FORTY-TWO

                                     -----
                                     ARTVX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
MATERIALS & PROCESSING (CONTINUED)
  METALS & MINERALS MISCELLANEOUS - 0.4%
     Minerals Technologies, Inc.                      53,900        $2,743,510

  REAL ESTATE - 2.5%
     Jones Lang LaSalle, Inc.(1)                     425,300         7,868,050
     LNR Property Corporation                         96,100         3,935,295
     Trammell Crow Company(1)                        584,400         7,275,780
                                                                 -------------
                                                                    19,079,125
  STEEL - 0.5%
     Schnitzer Steel Industries, Inc., Class A       124,600         3,741,738

  SYNTHETIC FIBERS - 0.5%
     Wellman, Inc.                                   537,200         4,034,372


OTHER ENERGY - 17.8%
  ENERGY: MISCELLANEOUS - 0.6%
     Veritas DGC, Inc.(1)                            547,600         4,369,848

  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 0.9%
     Core Laboratories N.V.(1)                       486,100         6,829,705

  OFFSHORE DRILLING - 0.8%
     Atwood Oceanics, Inc.(1)                        246,100         5,903,939

  OIL: CRUDE PRODUCERS - 15.5%
     Cabot Oil & Gas Corporation                     418,950        10,892,700
     Evergreen Resources, Inc.(1)                    416,600        11,248,200
     Forest Oil Corporation(1)                       939,458        22,500,019
     Nuevo Energy Company(1)                         628,000        11,410,760
     Plains Exploration and Production Company(1)    619,955         7,730,839
     Prima Energy Corporation(1)                     297,000         7,499,250
     Range Resources Corporation(1)                  407,700         2,788,668
     Spinnaker Exploration Company(1)                339,400         8,145,600
     St. Mary Land & Exploration Company             382,600         9,687,432
     Stone Energy Corporation(1)                     566,800        19,996,704
     Tom Brown, Inc.(1)                              314,900         8,092,930
                                                                 -------------
                                                                   119,993,102

PRODUCER DURABLES - 4.9%
  AEROSPACE - 0.4%
     United Industrial Corporation                   187,000         2,973,300

  ELECTRICAL EQUIPMENT & COMPONENTS - 1.8%
     Genlyte Group, Inc. (1)                         311,900        13,885,788

  MACHINE TOOLS - 1.0%
     Lincoln Electric Holdings, Inc.                 352,300         7,824,583


                                                                         43
                                                                    -----------
                                                                    FORTY-THREE

                                     -----
                                     ARTVX
                                     -----

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                   SHARES
                                                    HELD              VALUE
                                                ============      ============
PRODUCER DURABLES (CONTINUED)
  MACHINERY: INDUSTRIAL/SPECIALTY - 1.1%
     Thomas Industries, Inc.                         172,700        $4,925,404
     Woodward Governor Company                        79,800         3,488,058
                                                                 -------------
                                                                     8,413,462
  POWER TRANSMISSION EQUIPMENT - 0.6%
     Regal-Beloit Corporation                        246,600         5,030,640

TECHNOLOGY - 1.5%
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 0.4%
     webMethods, Inc.(1)                             375,800         2,998,884

  COMMUNICATIONS TECHNOLOGY - 0.7%
     CommScope, Inc.(1)                              426,600         5,144,796

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 0.4%
     Arrow Electronics, Inc.(1)                      182,900         3,363,531

UTILITIES - 4.2%
  UTILITIES: ELECTRICAL - 2.5%
     Duquesne Light Holdings, Inc.                   263,700         4,071,528
     El Paso Electric Company(1)                     343,800         3,970,890
     PNM Resources, Inc.                             416,900        11,689,876
                                                                 -------------
                                                                    19,732,294
  UTILITIES: GAS DISTRIBUTORS - 0.7%
     NUI Corporation                                 343,400         5,133,830

  UTILITIES: TELECOMMUNICATIONS - 1.0%
     IDT Corporation, Class B(1)                     342,300         6,181,938
     IDT Corporation, Class C(1)                     106,600         1,884,688
                                                                 -------------
                                                                     8,066,626

                                                                 -------------
TOTAL COMMON STOCKS (Cost $582,889,817)                            712,550,170

    44
----------
FORTY-FOUR

                                     -----
                                     ARTVX
                                     -----

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                    PAR
                                                   AMOUNT             VALUE
                                                ============      ============
SHORT TERM INVESTMENTS
 (CASH EQUIVALENTS) - 8.2%
  Repurchase agreement with State Street
     Bank and Trust Company, 0.75%,
     dated 9/30/2003, due 10/1/2003,
     maturity value $63,246,318,
     collateralized by $13,513,242 market
     value Federal Home Loan Mortgage
     Corporation Note, 1.20% due 8/6/2004
     and $51,002,178 market value Federal
     Home Loan Mortgage Corporation Note,
     1.25% due 8/27/04 (Cost $63,245,000)        $63,245,000      $ 63,245,000
                                                                 -------------

TOTAL INVESTMENTS - 100.1% (cost $646,134,817)                     775,795,170

OTHER ASSETS LESS LIABILITIES - (0.1%)                               (639,599)
                                                                 -------------

TOTAL NET ASSETS - 100.0%(3)                                      $775,155,571
                                                                 =============

(1)  Non-income producing securities.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See note 7 to the financial statements.
(3)  Percentage for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                          45
                                                                      ----------
                                                                      FORTY-FIVE

ARTISAN FUNDS, INC.

Statements of Assets & Liabilities - September 30, 2003


                                                                        INTERNATIONAL
                                                         INTERNATIONAL    SMALL CAP
                                                        =============================
ASSETS:
Investments in securities, unaffiliated, at value...... $8,304,677,389   $344,732,082
Investments in securities, affiliated, at value .......    424,648,022     34,106,957
Short-term investments (repurchase agreements),
  at value ............................................     95,177,000     10,869,000
                                                        -----------------------------
TOTAL INVESTMENTS......................................  8,824,502,411    389,708,039
Cash  .................................................            752            900
Receivable from investments sold.......................     28,915,270      1,389,868
Receivable from forward currency contracts.............     40,653,395      1,595,477
Receivable from fund shares sold.......................     65,248,493      1,007,256
Dividends and interest receivable......................     35,408,146        501,312
                                                        -----------------------------
TOTAL ASSETS...........................................  8,994,728,467    394,202,852

LIABILITIES:
Payable for investments purchased......................     19,006,026        908,120
Payable for forward currency contracts.................     40,719,491      1,597,895
Payable for fund shares redeemed.......................     29,984,752        116,137
Payable for operating expenses.........................      2,745,810        157,568
Payable for withholding taxes..........................      2,879,322         98,589
                                                        -----------------------------
TOTAL LIABILITIES......................................     95,335,401      2,878,309
                                                        -----------------------------
TOTAL NET ASSETS ...................................... $8,899,393,066   $391,324,543
                                                        =============================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding..................... $10,590,297,266  $318,044,962
Net unrealized appreciation (depreciation) on
  investments and foreign currency
  related transactions ................................  (306,485,129)     64,802,610
Accumulated undistributed net
  investment income (loss) ............................    101,915,854        291,438
Accumulated undistributed net realized gains
  (losses) on investments and foreign currency
  related transactions ................................ (1,486,334,925)     8,185,533
                                                        -----------------------------
                                                        $8,899,393,066   $391,324,543
                                                        =============================


SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares................................... $5,544,691,408   $391,324,543
     Institutional Shares.............................. $3,354,701,658
Shares outstanding
     Investor Shares...................................    335,180,557     28,264,684
     Institutional Shares..............................    201,686,520
Net asset value, offering price and redemption
  price per share
     Investor Shares...................................         $16.54         $13.84
     Institutional Shares..............................         $16.63
Cost of securities of unaffiliated issuers held........ $8,595,953,547   $302,360,283
Cost of securities of affiliated issuers held..........   $535,925,017    $22,502,032

    46
---------
FORTY-SIX


                                                         INTERNATIONAL                    MID CAP                     SMALL CAP
                                                             VALUE         MID CAP         VALUE        SMALL CAP       VALUE
                                                        ============================================================================
ASSETS:
Investments in securities, unaffiliated, at value......   $ 22,231,335  $ 3,353,487,740  $72,975,536   $119,265,098  $708,454,027
Investments in securities, affiliated, at value .......              -              -              -              -     4,096,143
Short-term investments (repurchase agreements), at value     1,460,000    165,993,000      7,956,000      2,930,000    63,245,000
                                                        ----------------------------------------------------------------------------
TOTAL INVESTMENTS......................................     23,691,335  3,519,480,740     80,931,536    122,195,098   775,795,170
Cash  .................................................            316            364            390            215           581
Receivable from investments sold.......................              -     56,209,421              -      3,223,525     1,085,131
Receivable from forward currency contracts.............        126,314              -              -              -             -
Receivable from fund shares sold.......................         92,650     18,772,262        362,276      4,121,447     3,919,629
Dividends and interest receivable......................         61,485        943,330         28,479         16,481       268,228
                                                        ----------------------------------------------------------------------------
TOTAL ASSETS...........................................     23,972,100  3,595,406,117     81,322,681    129,556,766   781,068,739

LIABILITIES:
Payable for investments purchased......................        165,855     76,914,380      3,866,620      1,509,732     5,141,048
Payable for forward currency contracts.................        126,368              -              -              -             -
Payable for fund shares redeemed.......................              -      4,661,657            102         51,885       491,236
Payable for operating expenses.........................         61,417      1,071,477         55,270        121,623       280,884
Payable for withholding taxes..........................          4,514              -            570              -             -
                                                        ----------------------------------------------------------------------------
TOTAL LIABILITIES......................................        358,154     82,647,514      3,922,562      1,683,240     5,913,168
                                                        ----------------------------------------------------------------------------
TOTAL NET ASSETS ......................................   $ 23,613,946 $ 3,512,758,603   $77,400,119   $127,873,526  $775,155,571
                                                        ============================================================================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding.....................   $ 19,216,265  $ 3,619,824,485  $67,425,266   $126,574,916  $648,167,745
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions ................................      3,701,510    425,340,090      9,433,205     21,603,453   129,660,353
Accumulated undistributed net
  investment income (loss) ............................         70,865              -              -              -             -
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions .......................        625,306  (532,405,972)        541,648   (20,304,843)   (2,672,527)
                                                        ----------------------------------------------------------------------------
     ..................................................    $23,613,946 $3,512,758,603    $77,400,119   $127,873,526  $775,155,571
                                                        ============================================================================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares...................................   $ 23,613,946 $2,583,182,013    $77,400,119   $127,873,526  $775,155,571
     Institutional Shares..............................                  $929,576,590
Shares outstanding
     Investor Shares...................................      1,648,627    111,765,388      6,333,628     10,204,527    56,687,399
     Institutional Shares..............................                    39,925,471
Net asset value, offering price and
  redemption price per share
     Investor Shares...................................         $14.32         $23.11         $12.22         $12.53        $13.67
     Institutional Shares..............................                        $23.28
Cost of securities of unaffiliated issuers held........    $19,991,677 $3,094,140,650    $71,498,489   $100,591,645  $642,546,757
Cost of securities of affiliated issuers held..........             $-             $-             $-             $-    $3,588,060


    The accompanying notes are an integral part of the financial statements.

                                                                         47
                                                                    -----------
                                                                    FORTY-SEVEN

ARTISAN FUNDS, INC.

Statements of Operations


                                    INTERNATIONAL        INTERNATIONAL SMALL CAP      INTERNATIONAL VALUE
                              ========================   ========================  ========================
                              PERIOD ENDED   YEAR ENDED PERIOD ENDED  YEAR ENDED  PERIOD ENDED PERIOD ENDED
                               9/30/03(4)     6/30/03     9/30/03(4)    6/30/03     9/30/03(4)   6/30/03(5)
                             =============================================================================
INVESTMENT INCOME:
Interest......................    $304,072    $2,825,610     $27,958     $143,060      $2,635       $4,562
Dividends, from unaffiliated
  issuers(1) .................  33,361,570   176,343,076   1,324,009    2,217,762     118,457      169,431
Dividends, from affiliated
  issuers(1) .................   3,627,004     2,344,814           -       80,239           -            -
Other   ......................     412,122     2,995,772           -            -           -            -
                             -----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.......  37,704,768   184,509,272   1,351,967    2,441,061     121,092      173,993

EXPENSES:
Advisory fees.................  20,395,030    66,306,063     972,488    1,489,029      49,178       48,398
Transfer agent fees
     Investor Shares..........   2,693,210     8,331,967     145,453      275,010      26,705       51,951
     Institutional Shares.....       8,409        32,233
Shareholder communications
     Investor Shares..........     506,499     1,177,617      24,857       39,746       4,104        4,661
     Institutional Shares.....       4,797        19,011
Custodian fees................   1,208,462     3,945,008      91,709      142,237       6,621       25,123
Accounting fees...............      19,918        73,299      13,940       52,449      13,197       38,600
Professional fees.............      93,801       301,743      27,557       29,781      26,810       20,911
Registration fees
     Investor Shares..........      29,428       124,912      32,678       47,636       7,528       45,137
     Institutional Shares.....      31,250       127,627
Directors' fees...............      43,746       180,436       1,279        3,133         750            -
Organizational costs..........           -             -           -            -           -            -
Other operating expenses......      51,890       163,719       3,402       26,919       3,221        8,267
                             -----------------------------------------------------------------------------
Total operating expenses
  before amounts waived
  or paid by the Adviser .....  25,086,440    80,783,635   1,313,363    2,105,940     138,114      243,048
Less amounts waived or
  paid by the Adviser ........    (21,084)             -     (8,129)            -    (39,758)    (124,348)
                             -----------------------------------------------------------------------------
NET EXPENSES..................  25,065,356    80,783,635   1,305,234    2,105,940      98,356      118,700
                             -----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..  12,639,412   103,725,637      46,733      335,121      22,736       55,293

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments..............  74,854,666 (529,007,531)   5,281,076    3,302,104     497,624      130,388
                                       (2)           (3)
     Foreign currency
       related transactions .. (1,317,643)  (10,809,131)   (202,732)    (152,047)     (4,859)      (2,222)
                             -----------------------------------------------------------------------------
                                73,537,023 (539,816,662)   5,078,344    3,150,057     492,765      128,166
Net increase (decrease)
  in unrealized appreciation/
  depreciation on:
     Investments.............. 409,874,381 (423,541,570)  37,030,177   28,634,982   1,374,411    2,325,237
     Foreign currency
       related transactions ..     538,027        52,282      79,419    (112,904)       1,525          337
                             -----------------------------------------------------------------------------
                               410,412,408 (423,489,288)  37,109,596   28,522,078   1,375,936    2,325,574
                             -----------------------------------------------------------------------------
NET GAIN (LOSS) ON
  INVESTMENTS AND
  FOREIGN CURRENCY
  RELATED TRANSACTIONS ....... 483,949,431 (963,305,950)  42,187,940   31,672,135   1,868,701    2,453,740
                             -----------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS  ........... $496,588,843$(859,580,313)$42,234,673  $32,007,256  $1,891,437   $2,509,033
                             =============================================================================


(1)  Net of foreign taxes withheld of:

                                     Unaffiliated issuers   Affiliated issuers
     --------------------------------------------------------------------------
     International            9/30/03    $  3,660,412          $393,960
                              6/30/03      22,229,774            14,358
     International Small Cap  9/30/03         263,662                 -
                              6/30/03         360,630                 -
     International Value      9/30/03          18,376                 -
                              6/30/03          23,791                 -

(2)  Including $(1,994,615) from affiliated issuers.
(3)  Including $(7,613,533) from affiliated issuers.
(4) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(5)  From commencement of operations (September 23, 2002) to June 30, 2003.

    48
-----------
FORTY-EIGHT


                                       MID CAP                  MID CAP VALUE              SMALL CAP            SMALL CAP VALUE
                               =======================     =======================   ======================  ======================
                               PERIOD ENDED  YEAR ENDED  PERIOD ENDED YEAR ENDED  PERIOD ENDED  YEAR ENDED  PERIOD ENDED YEAR ENDED
                                9/30/03(4)    6/30/03     9/30/03(4)    6/30/03    9/30/03(4)    6/30/03     9/30/03(4)    6/30/03
                               =====================================================================================================
INVESTMENT INCOME:
Interest......................    $315,857    $1,630,118     $10,830      $37,287      $9,188      $33,988  $1,399,853     $338,332
Dividends, from
  unaffiliated issuers(1) ....   2,975,086    13,653,667     214,293      516,255      78,581      385,213     102,376    5,371,224
Dividends, from
  affiliated issuers(1) ......           -             -           -            -           -            -           -            -
Other   ......................           -             -       7,032            -           -            -       9,039            -
                               -----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.......   3,290,943    15,283,785     232,155      553,542      87,769      419,201   1,511,268    5,709,556

EXPENSES:
Advisory fees.................   8,025,858    22,682,765     181,557      383,960     312,469    1,009,495   1,880,540    5,714,589
Transfer agent fees
     Investor Shares..........   1,184,401     3,493,286      53,008      144,557      63,528      191,523     282,606      891,648
     Institutional Shares.....       5,986        23,232
Shareholder communications
     Investor Shares..........     239,560       535,187      12,082       22,307      17,975       40,347      27,715       61,062
     Institutional Shares.....       1,739         5,954
Custodian fees................     102,873       308,898       6,529       19,814      13,088       49,518      25,059       91,142
Accounting fees...............      17,082        61,059      10,528       40,717      12,319       40,539      11,480       44,472
Professional fees.............      43,312       116,996      22,867       27,020      25,353       29,834      27,583       52,514
Registration fees
     Investor Shares..........      38,952        89,446       8,631       39,025       8,833       30,980      18,009       48,401
     Institutional Shares.....      13,218        46,330
Directors' fees...............      16,707        60,352         750        3,000         750        3,045       3,767       15,036
Organizational costs..........           -             -           -            -           -            -           -        1,768
Other operating expenses......      24,596        68,466         252        4,510       1,881       11,285       4,928       14,184
                               -----------------------------------------------------------------------------------------------------
Total operating expenses
  before amounts waived
  or paid by the Adviser .....   9,714,284    27,491,971     296,204      684,910     456,196    1,406,566   2,281,687    6,934,816
Less amounts waived or
  paid by the Adviser ........    (14,194)             -     (7,129)            -     (7,243)            -     (7,683)            -
                               -----------------------------------------------------------------------------------------------------
NET EXPENSES..................   9,700,090    27,491,971     289,075      684,910     448,953    1,406,566   2,274,004    6,934,816
                               -----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).. (6,409,147)  (12,208,186)    (56,920)    (131,368)   (361,184)    (987,365)   (762,736)  (1,225,260)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments.............. 105,075,097 (325,149,190)   1,143,665    (110,623)   4,973,748 (22,436,510)  18,221,191 (20,174,753)
     Foreign currency
       related transactions ..           -             -           -            -           -            -           -            -
                               -----------------------------------------------------------------------------------------------------
                               105,075,097 (325,149,190)   1,143,665    (110,623)   4,973,748 (22,436,510)  18,221,191 (20,174,753)
Net increase (decrease)
  in unrealized appreciation/
  depreciation on:
     Investments..............  90,208,363   376,988,686   2,308,116    6,300,648   1,464,390   20,333,623  10,070,646   36,753,479
     Foreign currency
       related ...............           -             -           -            -           -            -           -            -
                               -----------------------------------------------------------------------------------------------------
                                90,208,363   376,988,686   2,308,116    6,300,648   1,464,390   20,333,623  10,070,646   36,753,479
                               -----------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
  INVESTMENTS AND
  FOREIGN CURRENCY
  RELATED TRANSACTIONS ....... 195,283,460    51,839,496   3,451,781    6,190,025   6,438,138  (2,102,887)  28,291,837   16,578,726
                               -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS  ...........$188,874,313   $39,631,310  $3,394,861   $6,058,657  $6,076,954  $(3,090,252)$27,529,101  $15,353,466
                              ======================================================================================================


    The accompanying notes are an integral part of the financial statements.

                                                                         49
                                                                     ----------
                                                                     FORTY-NINE

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets


                                                                        INTERNATIONAL
                                                       =============================================
                                                         PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                           9/30/03(1)      6/30/03        6/30/02
                                                       =============================================
OPERATIONS:
Net investment income (loss)...........................    $12,639,412   $103,725,637    $51,719,319
Net realized gain (loss) on:
     Investments.......................................     74,854,666  (529,007,531)  (393,817,449)
     Foreign currency related transactions.............    (1,317,643)   (10,809,131)    (2,431,313)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments.......................................    409,874,381  (423,541,570)    (9,921,060)
     Foreign currency related transactions.............        538,027         52,282        569,310
                                                       ---------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................    496,588,843  (859,580,313)  (353,881,193)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares...................................              -    (31,901,533)  (13,657,908)
     Institutional Shares..............................              -    (18,341,682)   (8,134,964)
Net realized gains on investment transactions:
     Investor Shares...................................              -              -              -
     Institutional Shares..............................              -              -              -
                                                       ---------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS...............              -    (50,243,215)  (21,792,872)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ................    244,966,499  1,716,020,036  2,333,625,659
                                                       ---------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................    741,555,342    806,196,508  1,957,951,594
                                                       ---------------------------------------------
Net assets, beginning of period........................  8,157,837,724  7,351,641,216  5,393,689,622
                                                       ---------------------------------------------
NET ASSETS, END OF PERIOD.............................. $8,899,393,066 $8,157,837,724 $7,351,641,216
                                                       =============================================

Accumulated undistributed net
  investment income (loss) ............................   $101,915,854    $90,594,085    $47,858,931
                                                       =============================================


(1) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(2) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(3) For the period from commencement of operations (September 23, 2002) through June 30, 2003.

 50
-----
FIFTY


                                                                    INTERNATIONAL SMALL CAP                 INTERNATIONAL VALUE
                                                          ===========================================  ============================
                                                           PERIOD ENDED    YEAR ENDED    PERIOD ENDED  PERIOD ENDED    PERIOD ENDED
                                                             9/30/03(1)     6/30/03      6/30/2002(2)    9/30/03(1)     6/30/2003(3)
                                                          ===========================================  ============================
OPERATIONS:
Net investment income (loss)...........................        $46,733       $335,121       $(4,449)        $22,736        $55,293
Net realized gain (loss) on:
     Investments.......................................      5,281,076      3,302,104        230,269        497,624        130,388
     Foreign currency related transactions.............      (202,732)      (152,047)       (16,760)        (4,859)        (2,222)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments.......................................     37,030,177     28,634,982      (814,257)      1,374,411      2,325,237
     Foreign currency related transactions.............         79,419      (112,904)       (14,807)          1,525            337
                                                          -------------------------------------------  -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................     42,234,673     32,007,256      (620,004)      1,891,437      2,509,033

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares...................................              -              -              -              -              -
     Institutional Shares..............................
Net realized gains on investment transactions:
     Investor Shares...................................              -      (236,073)              -              -              -
     Institutional Shares..............................
                                                          -------------------------------------------  -----------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS...............              -      (236,073)              -              -              -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ................    110,508,433    132,312,967     75,117,291      5,433,053     13,780,423
                                                          -------------------------------------------  -----------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................    152,743,106    164,084,150     74,497,287      7,324,490     16,289,456
                                                          -------------------------------------------  -----------------------------
Net assets, beginning of period........................    238,581,437     74,497,287              -     16,289,456              -
                                                          -------------------------------------------  -----------------------------
NET ASSETS, END OF PERIOD..............................   $391,324,543   $238,581,437    $74,497,287    $23,613,946    $16,289,456
                                                          ===========================================  ============================

Accumulated undistributed
  net investment income (loss) ........................       $291,438       $162,036      $(16,760)        $70,865        $53,071
                                                          ===========================================  ============================


    The accompanying notes are an integral part of the financial statements.

                                                                          51
                                                                      ---------
                                                                      FIFTY-ONE

ARTISAN FUNDS, INC.

                                                             Mid Cap                                   Mid Cap Value
                                            ==========================================   ==========================================
                                            Period Ended    Year Ended     Year Ended    Period Ended    Year Ended     Year Ended
                                              9/30/03(1)     6/30/03        6/30/02        9/30/03(1)     6/30/03        6/30/02
                                            ==========================================   ==========================================
OPERATIONS:
Net investment income (loss)............   $(6,409,147)  $(12,208,186)  $(13,844,376)      $(56,920)     $(131,368)     $(131,837)
Net realized gain (loss) on:
     Investments........................    105,075,097  (325,149,190)  (197,300,635)      1,143,665      (110,623)      (342,711)
     Foreign currency
       related transactions ............              -              -              -              -              -              -
Net increase (decrease) in
  unrealized appreciation/
  depreciation on:
     Investments........................     90,208,363    376,988,686  (147,245,296)      2,308,116      6,300,648       (17,524)
     Foreign currency
       related transactions ............              -              -              -              -              -              -
                                            ------------------------------------------   ------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .....    188,874,313     39,631,310  (358,390,307)      3,394,861      6,058,657      (492,072)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares....................              -              -              -              -              -              -
     Institutional Shares...............              -              -              -
Net realized gains on
  investment transactions:
     Investor Shares....................              -              -              -              -              -      (116,728)
     Institutional Shares...............              -              -              -
                                            ------------------------------------------   ------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS                             -              -              -              -              -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND
  SHARE ACTIVITIES .....................    208,283,211    770,633,859  1,117,916,637      9,507,195     36,457,011      9,367,318
                                            ------------------------------------------   ------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ........................    397,157,524    810,265,169    759,526,330     12,902,056     42,515,668      8,758,518
                                            ------------------------------------------   ------------------------------------------
Net assets, beginning of period.........  3,115,601,079  2,305,335,910  1,545,809,580     64,498,063     21,982,395     13,223,877
                                            ------------------------------------------   ------------------------------------------
NET ASSETS, END OF PERIOD............... $3,512,758,603 $3,115,601,079 $2,305,335,910    $77,400,119    $64,498,063    $21,982,395
                                            ==========================================   ==========================================

Accumulated undistributed net
  investment income (loss) .............            $ -            $ -            $ -            $ -            $ -            $ -
                                            ==========================================   ==========================================


(1) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.

   52
---------
FIFTY-TWO

                                                            SMALL CAP                                 SMALL CAP VALUE
                                            ==========================================   ==========================================
                                            PERIOD ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                             9/30/03(1)      6/30/03        6/30/02        9/30/03(1)     6/30/03        6/30/02
                                            ==========================================   ==========================================
OPERATIONS:
Net investment income (loss)............     $(361,184)     $(987,365)   $(1,405,476)     $(762,736)   $(1,225,260)     $(510,511)
Net realized gain (loss) on:
     Investments........................      4,973,748   (22,436,510)      4,119,870     18,221,191   (20,174,753)     27,382,101
     Foreign currency
       related transactions ............              -              -              -              -              -              -
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments........................      1,464,390     20,333,623   (24,760,188)     10,070,646     36,753,479     24,836,522
     Foreign currency
       related transactions ............              -              -              -              -              -              -
                                            ------------------------------------------   ------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .....      6,076,954    (3,090,252)   (22,045,794)     27,529,101     15,353,466     51,708,112

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares....................              -              -              -              -              -      (628,424)
     Institutional Shares...............
Net realized gains on
  investment transactions:
     Investor Shares....................              -      (629,095)      (585,226)              -   (22,600,376)   (27,074,582)
                                            ------------------------------------------   ------------------------------------------
     Institutional Shares...............
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS              -      (629,095)      (585,226)              -   (22,600,376)   (27,703,006)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND
  SHARE ACTIVITIES .....................      5,759,810   (12,182,933)      9,184,203     45,076,888     86,250,860    139,200,888
                                            ------------------------------------------   ------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ........................     11,836,764   (15,902,280)   (13,446,817)     72,605,989     79,003,950    163,205,994
                                            ------------------------------------------   ------------------------------------------
Net assets, beginning of period.........    116,036,762    131,939,042    145,385,859    702,549,582    623,545,632    460,339,638
                                            ------------------------------------------   ------------------------------------------
NET ASSETS, END OF PERIOD...............   $127,873,526   $116,036,762   $131,939,042   $775,155,571   $702,549,582   $623,545,632
                                            ==========================================   ==========================================

Accumulated undistributed net
  investment income (loss) .............            $ -            $ -            $ -            $ -            $ -            $ -
                                            ==========================================   ==========================================


The accompanying notes are an integral part of the financial statements.

                                                                         53
                                                                    -----------
                                                                    FIFTY-THREE

ARTISAN FUNDS, INC.

Financial Highlights - For a share outstanding throughout each period


                                   NET ASSET       NET       NET REALIZED   TOTAL INCOME     DIVIDENDS
                         YEAR OR     VALUE     INVESTMENT   AND UNREALIZED   (LOSS) FROM     FROM NET
                         PERIOD    BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT     INVESTMENT
                          ENDED    OF PERIOD    (LOSS)(1)     INVESTMENTS    OPERATIONS       INCOME
                        ==============================================================================


ARTISAN INTERNATIONAL FUND
                        ------------------------------------------------------------------------------
Investor Shares          9/30/03(4) $15.63        $ 0.02          $0.89          $0.91        $     -
                        ------------------------------------------------------------------------------
                         6/30/03     18.15          0.20         (2.62)         (2.42)         (0.10)
                        ------------------------------------------------------------------------------
                         6/30/02     19.53          0.15         (1.46)         (1.31)         (0.07)
                        ------------------------------------------------------------------------------
                         6/30/01     30.16          0.10         (7.18)         (7.08)              -
                        ------------------------------------------------------------------------------
                         6/30/00     18.67        (0.03)          12.08          12.05         (0.02)
                        ------------------------------------------------------------------------------
                         6/30/99     16.25          0.08           2.62           2.70         (0.04)
                        ------------------------------------------------------------------------------


Institutional Shares     9/30/03(4) $15.71        $ 0.03          $0.89          $0.92        $     -
                        ------------------------------------------------------------------------------
                         6/30/03     18.24          0.25         (2.65)         (2.40)         (0.13)
                        ------------------------------------------------------------------------------
                         6/30/02     19.62          0.18         (1.46)         (1.28)         (0.10)
                        ------------------------------------------------------------------------------
                         6/30/01     30.22          0.16         (7.21)         (7.05)              -
                        ------------------------------------------------------------------------------
                         6/30/00     18.70          0.03          12.09          12.12         (0.06)
                        ------------------------------------------------------------------------------
                         6/30/99     16.26          0.11           2.62           2.73         (0.05)
                        ------------------------------------------------------------------------------


ARTISAN INTERNATIONAL SMALL CAP FUND
                        ------------------------------------------------------------------------------
Investor Shares          9/30/03(4) $12.10      $      -          $1.74          $1.74        $     -
                        ------------------------------------------------------------------------------
                         6/30/03     10.50          0.03           1.59           1.62              -
                        ------------------------------------------------------------------------------
                         6/30/02(6)  10.00             -       0.50 (7)           0.50              -
                        ------------------------------------------------------------------------------


ARTISAN INTERNATIONAL VALUE FUND
                        ------------------------------------------------------------------------------
Investor Shares          9/30/03(4) $13.01        $ 0.02          $1.29          $1.31        $     -
                        ------------------------------------------------------------------------------
                         6/30/03(8)  10.00          0.09           2.92           3.01              -
                        ------------------------------------------------------------------------------


(1)  Computed based on average shares outstanding.
(2)  Periods less than 12 months (where applicable) are not annualized.
(3)  Periods less than 12 months (where applicable) are annualized.
(4) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(5)  The ratios of expenses to average net assets and net investment income
     (loss) to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows (periods less than 12 months, where applicable, are annualized):

                                                                  RATIO OF
                                                                    NET
                                                                 INVESTMENT
                                                    RATIO OF       INCOME
                                        YEAR OR     EXPENSES     (LOSS) TO
                                        PERIOD     TO AVERAGE     AVERAGE
FUND                                     ENDED     NET ASSETS    NET ASSETS

International Investor Shares            9/30/03       1.23%       0.49%
International Institutional Shares       9/30/03       1.00        0.73
International Small Cap Investor Shares  9/30/03       1.69        0.05
International Value Investor Shares      9/30/03       2.80       (0.34)
                                         6/30/03       5.02       (1.43)

    54
----------
FIFTY-FOUR


                                                                                                          RATIO OF NET
                      DISTRIBUTIONS             NET ASSET                    NET ASSETS      RATIO OF      INVESTMENT
                        FROM NET                  VALUE                        END OF        EXPENSES     INCOME (LOSS) PORTFOLIO
                        REALIZED     TOTAL         END           TOTAL         PERIOD       TO AVERAGE     TO AVERAGE    TURNOVER
                          GAINS  DISTRIBUTIONS  OF PERIOD       RETURN(2)    (MILLIONS)    NET ASSETS(3)  NET ASSETS(3)  RATE(2)
                      ==============================================================================================================

ARTISAN INTERNATIONAL FUND
                      --------------------------------------------------------------------------------------------------------------
Investor Shares         $     -    $     -        $16.54           5.8%       $5,544.7       1.23%(5)       0.49%(5)         15.23%
                      --------------------------------------------------------------------------------------------------------------
                              -     (0.10)         15.63         (13.3)        5,182.8           1.20           1.35          37.13
                      --------------------------------------------------------------------------------------------------------------
                              -     (0.07)         18.15          (6.7)        5,289.6           1.21           0.82          50.67
                      --------------------------------------------------------------------------------------------------------------
                         (3.55)     (3.55)         19.53         (24.7)        3,907.1           1.22           0.45          72.01
                      --------------------------------------------------------------------------------------------------------------
                         (0.54)     (0.56)         30.16           65.6        3,734.8           1.27         (0.10)          99.02
                      --------------------------------------------------------------------------------------------------------------
                         (0.24)     (0.28)         18.67           17.4          943.9           1.38           0.59          79.41
                      --------------------------------------------------------------------------------------------------------------


Institutional Shares    $     -    $     -        $16.63           5.9%       $3,354.7       1.00%(5)       0.73%(5)         15.23%
                      --------------------------------------------------------------------------------------------------------------
                              -     (0.13)         15.71         (13.1)        2,975.0           1.01           1.68          37.13
                      --------------------------------------------------------------------------------------------------------------
                              -     (0.10)         18.24          (6.5)        2,062.0           1.01           1.01          50.67
                      --------------------------------------------------------------------------------------------------------------
                         (3.55)     (3.55)         19.62         (24.5)        1,486.6           1.03           0.70          72.01
                      --------------------------------------------------------------------------------------------------------------
                         (0.54)     (0.60)         30.22           66.0        1,136.2           1.08           0.09          99.02
                      --------------------------------------------------------------------------------------------------------------
                         (0.24)     (0.29)         18.70           17.6          179.6           1.17           0.68          79.41
                      --------------------------------------------------------------------------------------------------------------


ARTISAN INTERNATIONAL SMALL CAP FUND
                      --------------------------------------------------------------------------------------------------------------
Investor Shares         $     -    $     -        $13.84          14.5%         $391.3       1.68%(5)       0.06%(5)         13.28%
                      --------------------------------------------------------------------------------------------------------------
                         (0.02)     (0.02)         12.10           15.5          238.6           1.77           0.28          62.79
                      --------------------------------------------------------------------------------------------------------------
                              -          -         10.50            5.0           74.5           2.39         (0.02)          25.14
                      --------------------------------------------------------------------------------------------------------------


ARTISAN INTERNATIONAL VALUE FUND
                      --------------------------------------------------------------------------------------------------------------
Investor Shares         $     -    $     -        $14.32          10.1%          $23.6       2.00%(5)       0.46%(5)          9.30%
                      --------------------------------------------------------------------------------------------------------------
                              -          -         13.01           30.1           16.3        2.45(5)        1.14(5)          17.42
                      --------------------------------------------------------------------------------------------------------------


(6) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(7) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(8) For the period from commencement of operations (September 23, 2002) through June 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                          55
                                                                      ----------
                                                                      FIFTY-FIVE

ARTISAN FUNDS, INC.

Financial Highlights (Continued) - For a share outstanding throughout each period


                                   NET ASSET       NET       NET REALIZED   TOTAL INCOME     DIVIDENDS
                         YEAR OR     VALUE     INVESTMENT   AND UNREALIZED   (LOSS) FROM     FROM NET
                         PERIOD    BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT     INVESTMENT
                          ENDED    OF PERIOD     (LOSS)       INVESTMENTS    OPERATIONS       INCOME
                        ==============================================================================


ARTISAN MID CAP FUND
                        ------------------------------------------------------------------------------
Investor Shares          9/30/03(3) $21.81    $(0.05)(4)          $1.35          $1.30        $     -
                        ------------------------------------------------------------------------------
                         6/30/03     22.13     (0.11)(4)      (0.21)(5)         (0.32)              -
                        ------------------------------------------------------------------------------
                         6/30/02     26.43     (0.19)(4)         (4.11)         (4.30)              -
                        ------------------------------------------------------------------------------
                         6/30/01     27.57     (0.13)(4)        0.02(5)         (0.11)              -
                        ------------------------------------------------------------------------------
                         6/30/00     16.67     (0.18)(4)          11.91          11.73              -
                        ------------------------------------------------------------------------------
                         6/30/99     13.69     (0.16)(4)           4.41           4.25              -
                        ------------------------------------------------------------------------------

Institutional Shares     9/30/03(3) $21.96    $(0.03)(4)          $1.35          $1.32        $     -
                        ------------------------------------------------------------------------------
                         6/30/03     22.24     (0.07)(4)      (0.21)(5)         (0.28)              -
                        ------------------------------------------------------------------------------
                         6/30/02     26.48     (0.13)(4)         (4.11)         (4.24)              -
                        ------------------------------------------------------------------------------
                         6/30/01     27.57     (0.08)(4)        0.02(5)         (0.06)              -
                        ------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                        ------------------------------------------------------------------------------
Investor Shares          9/30/03(3) $11.64    $(0.01)(4)          $0.59          $0.58        $     -
                        ------------------------------------------------------------------------------
                         6/30/03     10.82     (0.03)(4)           0.85           0.82              -
                        ------------------------------------------------------------------------------
                         6/30/02     11.18     (0.09)(4)         (0.19)         (0.28)              -
                        ------------------------------------------------------------------------------
                         6/30/01(6)  10.00     (0.01)(4)           1.19           1.18              -
                        ------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                        ------------------------------------------------------------------------------
Investor Shares          9/30/03(3) $11.90    $(0.04)(4)          $0.67          $0.63        $     -
                        ------------------------------------------------------------------------------
                         6/30/03     11.99     (0.10)(4)        0.07(5)         (0.03)              -
                        ------------------------------------------------------------------------------
                         6/30/02     13.99     (0.13)(4)         (1.81)         (1.94)              -
                        ------------------------------------------------------------------------------
                         6/30/01     14.69     (0.09)(4)        0.05(5)         (0.04)              -
                        ------------------------------------------------------------------------------
                         6/30/00     11.09     (0.10)(4)           3.70           3.60              -
                        ------------------------------------------------------------------------------
                         6/30/99     14.66        (0.08)         (2.53)         (2.61)              -
                        ------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                        ------------------------------------------------------------------------------
Investor Shares          9/30/03(3) $13.15    $(0.01)(4)          $0.53          $0.52        $     -
                        ------------------------------------------------------------------------------
                         6/30/03     13.48     (0.03)(4)           0.20           0.17              -
                        ------------------------------------------------------------------------------
                         6/30/02     13.05     (0.01)(4)           1.16           1.15         (0.01)
                        ------------------------------------------------------------------------------
                         6/30/01     10.63       0.05(4)           2.91           2.96         (0.05)
                        ------------------------------------------------------------------------------
                         6/30/00     10.59       0.06(4)           0.36           0.42         (0.03)
                        ------------------------------------------------------------------------------
                         6/30/99     11.37        (0.03)      (0.21)(5)         (0.24)              -
                        ------------------------------------------------------------------------------


(1)  Periods less than 12 months (where applicable) are not annualized.
(2)  Periods less than 12 months (where applicable) are annualized.
(3) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(4)  Computed based on average shares outstanding.
(5) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(6) For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(7)  The ratios of expenses to average net assets and net investment income
     (loss) to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows (periods less than 12 months, where applicable, are annualized):

   56
---------
FIFTY-SIX


                                                                                                          RATIO OF NET
                      DISTRIBUTIONS             NET ASSET                    NET ASSETS      RATIO OF      INVESTMENT
                        FROM NET                  VALUE                        END OF        EXPENSES     INCOME (LOSS) PORTFOLIO
                        REALIZED     TOTAL         END           TOTAL         PERIOD       TO AVERAGE     TO AVERAGE    TURNOVER
                          GAINS  DISTRIBUTIONS  OF PERIOD       RETURN(1)    (MILLIONS)    NET ASSETS(2)  NET ASSETS(2)  RATE(1)
                      ==============================================================================================================

ARTISAN MID CAP FUND
                      --------------------------------------------------------------------------------------------------------------
Investor Shares         $     -     $    -        $23.11           6.0%       $2,583.2       1.20%(7)     (0.81)%(7)         26.52%
                      --------------------------------------------------------------------------------------------------------------
                              -          -         21.81          (1.4)        2,286.6           1.20         (0.56)         102.85
                      --------------------------------------------------------------------------------------------------------------
                              -          -         22.13         (16.3)        1,855.5           1.22         (0.77)         121.14
                      --------------------------------------------------------------------------------------------------------------
                         (1.03)     (1.03)         26.43          (0.6)        1,333.6           1.31         (0.52)         153.95
                      --------------------------------------------------------------------------------------------------------------
                         (0.83)     (0.83)         27.57           72.9          225.0           1.40         (0.79)         245.69
                      --------------------------------------------------------------------------------------------------------------
                         (1.27)     (1.27)         16.67           35.8           43.3        2.00(7)      (1.13)(7)         202.84
                      --------------------------------------------------------------------------------------------------------------

Institutional Shares    $     -    $     -        $23.28           6.1%      $   929.6       0.98%(7)     (0.59)%(7)         26.52%
                      --------------------------------------------------------------------------------------------------------------
                              -          -         21.96          (1.3)          829.0           1.00         (0.36)         102.85
                      --------------------------------------------------------------------------------------------------------------
                              -          -         22.24         (16.0)          449.8           1.02         (0.56)         121.14
                      --------------------------------------------------------------------------------------------------------------
                         (1.03)     (1.03)         26.48          (0.4)          212.2           1.08         (0.29)         153.95
                      --------------------------------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                      --------------------------------------------------------------------------------------------------------------
Investor Shares         $     -     $    -        $12.22           5.0%     $     77.4       1.59%(7)     (0.31)%(7)         11.90%
                      --------------------------------------------------------------------------------------------------------------
                              -          -         11.64            7.6           64.5           1.78         (0.34)          45.55
                      --------------------------------------------------------------------------------------------------------------
                         (0.08)     (0.08)         10.82          (2.4)           22.0        1.95(7)      (0.82)(7)         167.70
                      --------------------------------------------------------------------------------------------------------------
                              -          -         11.18           11.8           13.2        1.84(7)      (0.52)(7)          40.72
                      --------------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                      --------------------------------------------------------------------------------------------------------------
Investor Shares         $     -     $    -        $12.53           5.3%      $   127.9       1.44%(7)     (1.16)%(7)         30.18%
                      --------------------------------------------------------------------------------------------------------------
                         (0.06)     (0.06)         11.90          (0.1)          116.0           1.39         (0.98)         127.41
                      --------------------------------------------------------------------------------------------------------------
                         (0.06)     (0.06)         11.99         (13.9)          131.9           1.31         (1.00)         139.72
                      --------------------------------------------------------------------------------------------------------------
                         (0.66)     (0.66)         13.99            0.1          145.4           1.34         (0.68)         147.13
                      --------------------------------------------------------------------------------------------------------------
                              -          -         14.69           32.5          185.4           1.35         (0.79)         193.76
                      --------------------------------------------------------------------------------------------------------------
                         (0.96)     (0.96)         11.09         (17.0)          174.6           1.37         (0.67)         155.38
                      --------------------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                      --------------------------------------------------------------------------------------------------------------
Investor Shares         $     -     $    -        $13.67           4.0%      $   775.2       1.20%(7)     (0.40)%(7)         12.20%
                      --------------------------------------------------------------------------------------------------------------
                         (0.50)     (0.50)         13.15            1.9          702.5           1.21         (0.21)          49.57
                      --------------------------------------------------------------------------------------------------------------
                         (0.71)     (0.72)         13.48            9.7          623.5           1.20         (0.10)          33.59
                      --------------------------------------------------------------------------------------------------------------
                         (0.49)     (0.54)         13.05           28.8          460.3           1.20           0.45          40.77
                      --------------------------------------------------------------------------------------------------------------
                         (0.35)     (0.38)         10.63            4.2          261.7           1.35           0.60          38.19
                      --------------------------------------------------------------------------------------------------------------
                         (0.54)     (0.54)         10.59          (1.0)           77.8           1.66         (0.45)          49.29
                      --------------------------------------------------------------------------------------------------------------


                                                                  RATIO OF
                                                                    NET
                                                                 INVESTMENT
                                                    RATIO OF       INCOME
                                        YEAR OR     EXPENSES     (LOSS) TO
                                        PERIOD     TO AVERAGE     AVERAGE
FUND                                     ENDED     NET ASSETS    NET ASSETS

Mid Cap Investor Shares                  9/30/03       1.20%      (0.81)%
                                         6/30/99       2.12       (1.25)
Mid Cap Institutional Shares             9/30/03       0.98       (0.59)
Mid Cap Value Investor Shares            9/30/03       1.63       (0.35)
                                         6/30/02       2.53       (1.40)
                                         6/30/01       5.17       (3.84)
Small Cap Investor Shares                9/30/03       1.46       (1.18)
Small Cap Value Investor Shares          9/30/03       1.20       (0.41)

    The accompanying notes are an integral part of the financial statements.

                                                                         57
                                                                    -----------
                                                                    FIFTY-SEVEN

ARTISAN FUNDS, INC.

Notes to Financial Statements - September 30, 2003

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):

FUND NAME                                                       INCEPTION DATE
-------------------------------------------------------------------------------
Artisan International Fund
("International Fund" or "International")                    December 28, 1995
-------------------------------------------------------------------------------
Artisan International Small Cap Fund
("International Small Cap Fund" or
"International Small Cap")                                   December 21, 2001
-------------------------------------------------------------------------------
Artisan International Value Fund
("International Value Fund" or "International Value")       September 23, 2002
-------------------------------------------------------------------------------
Artisan Mid Cap Fund ("Mid Cap Fund" or "Mid Cap")               June 27, 1997
-------------------------------------------------------------------------------
Artisan Mid Cap Value Fund
("Mid Cap Value Fund" or "Mid Cap Value")                       March 28, 2001
-------------------------------------------------------------------------------
Artisan Small Cap Fund ("Small Cap Fund" or "Small Cap")        March 28, 1995
-------------------------------------------------------------------------------
Artisan Small Cap Value Fund
("Small Cap Value Fund" or "Small Cap Value")               September 29, 1997
-------------------------------------------------------------------------------

     Each Fund's investment objective is to seek long-term capital growth. Each Fund offers shares of capital stock of the class designated Investor Shares. The International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Funds has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each equity security traded on a securities exchange is valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the last current sale price as of the time of valuation on a secondary exchange, or lacking any current sale price on the principal or a secondary exchange as of the time of valuation, at the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange shall be valued at the mean of the close of day bid and ask, and each security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. Securities for which prices are not readily available, or for which

    58
-----------
FIFTY-EIGHT

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

          management believes that the latest sales or bid price does not reflect a fair value of the security, are valued by a valuation committee at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to i) comply with all provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund, International Small Cap Fund and International Value Fund may enter into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The International Fund, International Small Cap Fund and International Value Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Repurchase agreements - Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Securities lending - During the period ended September 30, 2003 and year ended June 30, 2003, the International Fund entered into various securities lending transactions with borrowers approved by the Fund's Board of Directors. Income of $185,160 and $2,995,772, respectively, from securities lending is included in Other Income on the Statements of Operations. As of September 30, 2003 there were no securities on loan. The International Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

                                                                         59
                                                                     ----------
                                                                     FIFTY-NINE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     (g) Directed Brokerage - Each of the Artisan Funds may direct portfolio trades, subject to obtaining the best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the applicable Fund as cash payments and are included in Other Income on the Statements of Operations for International, Mid Cap Value and Small Cap Value in the amounts of $226,962, $7,032 and $9,039, respectively.

     (h) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (i) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

          The International Small Cap Fund and the International Value Fund generally impose a 2% redemption fee on shares held 90 days or less. These redemption fees are recorded as a reduction in the cost of shares redeemed.

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which the officers and certain directors of the Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund (with the exception of International Small Cap Fund) pays a monthly management fee to the Adviser as follows:

               Average Daily Net Assets             Annual Rate
               ------------------------             -----------
               Less than $500 million                 1.000%
               $500 million to $750 million           0.975
               $750 million to $1 billion             0.950
               Greater than $1 billion                0.925

     The International Small Cap Fund pays a monthly management fee to the Adviser at an annual rate of 1.250% of average daily net assets.

     Shares of Artisan Funds are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

  60
-----
SIXTY

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has voluntarily undertaken to waive or reimburse International Value Fund for any ordinary operating expenses in excess of 2.00% of average daily net assets annually. For the period ended September 30, 2003 and June 30, 2003 these waivers and reimbursements totaled $39,758 and $124,348, respectively.

     During the period ended September 30, 2003, the Adviser agreed to reimburse expenses related to the change in fiscal year from June 30 to September 30. These reimbursements are reflected in the Statements of Operations. The total amounts due to/(from) the Funds from/(to) the Adviser for International, International Small Cap, International Value, Mid Cap, Mid Cap Value, Small Cap and Small Cap Value as of September 30, 2003 were $21,084, $8,129, ($9,420), $14,194, $7,129, $7,243 and $7,683,
     respectively.

     Each director who is not an interested person of Artisan Funds or the Adviser received an annual retainer of $49,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director received a supplemental annual retainer of $3,000. These fees were generally allocated to each Fund in proportion to the Funds' net assets.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and have been reimbursed by the Funds over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the limitations included in the Fund's prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the period ended September 30, 2003, and minimal borrowings under the line of credit during the year ended June 30, 2003.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the period ended September 30, 2003 were as follows:

     FUND                         SECURITY PURCHASES    SECURITY SALES
     -----------------------------------------------------------------------
     INTERNATIONAL                  $1,477,211,542      $1,285,740,178
     -----------------------------------------------------------------------
     INTERNATIONAL SMALL CAP           142,188,183          39,682,396
     -----------------------------------------------------------------------
     INTERNATIONAL VALUE                 6,566,523           1,705,622
     -----------------------------------------------------------------------
     MID CAP                         1,022,761,654         851,333,067
     -----------------------------------------------------------------------
     MID CAP VALUE                      17,055,189           7,945,258
     -----------------------------------------------------------------------
     SMALL CAP                          36,120,111          35,589,452
     -----------------------------------------------------------------------
     SMALL CAP VALUE                   105,123,489          85,200,676
     -----------------------------------------------------------------------

                                                                          61
                                                                      ---------
                                                                      SIXTY-ONE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(7)  TRANSACTIONS IN SECURITIES OF AFFILIATES:
     If one or more of the Funds owns, in the aggregate, 5% or more of the outstanding voting securities of a portfolio company, that company is deemed to be an affiliate of the Funds under the Investment Company Act of 1940. During the period ended September 30, 2003, the Funds held securities of affiliates or purchased and sold securities of affiliates in open market transactions and received dividends from affiliates as summarized below:


                                                                                                             SEPTEMBER 30, 2003
                                               SHARE                                                      ------------------------
                                              BALANCE    PURCHASE       SALES     REALIZED      DIVIDEND      SHARE
  FUND              SECURITY                  6/30/03      COST          COST    GAIN/(LOSS)     INCOME      BALANCE      VALUE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL  CanWest Global                 4,004,998          $-           $-          $-           $-   4,004,998  $33,066,070
               Communications Corp.(1)
------------------------------------------------------------------------------------------------------------------------------------
               Clariant AG(1)                 8,999,193           -            -           -            -   8,999,193  118,302,772
------------------------------------------------------------------------------------------------------------------------------------
               Corus Entertainment, Inc.,     2,929,750           -            -           -            -   2,929,750   50,980,470
               Class B(1)
------------------------------------------------------------------------------------------------------------------------------------
               Grupo Modelo S.A.             33,674,300           -   12,498,629 (1,994,615)            -  29,108,000   72,141,246
               de C.V., Series C(2)
------------------------------------------------------------------------------------------------------------------------------------
               Imperial Chemical             54,671,863  12,332,375            -           -    2,583,116  59,764,246  164,661,279
               Industries PLC(3)
------------------------------------------------------------------------------------------------------------------------------------
               Rhodia S.A.                    8,837,821   2,297,909            -           -    1,043,888   9,177,312   57,637,431
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL  Banco Latinoamericano          1,458,614           -            -           -            -   1,458,614   17,503,368
SMALL CAP      de Exportaciones,
               S.A., E Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
               CanWest Global                   364,800     930,088            -           -            -     488,700    4,034,806
               Communications Corp.(1)
------------------------------------------------------------------------------------------------------------------------------------
               Clariant AG(1)                   265,600           -            -           -            -     265,600    3,491,559
------------------------------------------------------------------------------------------------------------------------------------
               Corus Entertainment, Inc.,       178,800   2,125,107            -           -            -     311,000    5,411,699
               Class B(1)
------------------------------------------------------------------------------------------------------------------------------------
               Grupo Modelo S.A.              2,365,100     548,007            -           -            -   2,580,700    6,396,005
               de C.V., Series C(2)
------------------------------------------------------------------------------------------------------------------------------------
               Microcell                              -   2,824,828            -           -            -     309,200    3,665,525
               Telecommunications,
               Inc.(1)(3)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP      National Dentex                  189,900           -            -           -            -     189,900    4,096,143
VALUE          Corporation(1)
------------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing security.
(2) Issuer was no longer an affiliate as of September 30, 2003.
(3) Issuer was not an affiliate as of June 30, 2003.


(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:


                                                  GROSS            GROSS       NET APPRECIATION/
                                COST OF         UNREALIZED       UNREALIZED      (DEPRECIATION)   UNDISTRIBUTED     UNDISTRIBUTED
FUND                          INVESTMENTS      APPRECIATION     DEPRECIATION     ON INVESTMENTS  ORDINARY INCOME   LONG-TERM GAIN
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL               $9,220,603,060     $597,246,384    $(993,347,033)    $(396,100,649)    $101,850,701      $          -
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP        325,015,671       67,476,896       (2,784,528)        64,692,368       7,887,377           743,211
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE             20,123,751        3,706,228         (138,644)         3,567,584         828,246                 -
----------------------------------------------------------------------------------------------------------------------------------
MID CAP                      3,126,873,269      457,171,903      (64,564,432)       392,607,471               -                 -
----------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE                   71,624,493        9,832,944         (525,901)         9,307,043         430,440           237,214
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP                      103,345,905       20,922,885       (2,073,692)        18,849,193               -                 -
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE                647,142,524      143,806,644      (15,153,998)       128,652,646               -                 -
----------------------------------------------------------------------------------------------------------------------------------


    62
---------
SIXTY-TWO

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     There were no dividends or long-term capital gain distributions paid during the period ended September 30, 2003. The tax basis of (i) dividends and long-term capital gain distributions paid during the year ended June 30, 2003, and (ii) dividends and long-term capital gain distributions paid during the year ended June 30, 2002; capital loss carryovers as of September 30, 2003; and capital loss carryovers utilized during the period ended September 30, 2003 are as follows:


                                                                                                                      PERIOD ENDED
                                YEAR ENDED 6/30/03           YEAR ENDED 6/30/02               AS OF 9/30/03             9/30/03
                         ----------------------------------------------------------------------------------------------------------
                              ORDINARY      LONG-TERM      ORDINARY       LONG-TERM     NET CAPITAL    CAPITAL LOSS  CAPITAL LOSS
                               INCOME      CAPITAL GAIN     INCOME      CAPITAL GAIN       LOSS         CARRYOVER      CARRYOVER
FUND                         DIVIDENDS    DISTRIBUTIONS    DIVIDENDS    DISTRIBUTIONS  CARRYOVERS(1)    EXPIRATION     UTILIZED
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                $50,243,215             $-    $21,792,872             $-   $116,228,014      2008                   -
                                                                                         694,241,382      2009
                                                                                         384,841,928      2010
                                                                                         202,299,105      2011
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP(2)       263,073              -              -              -              -                             -
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE(3)                 -              -                                            -                             -
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP                                -              -              -              -    166,421,032      2009          11,589,556
                                                                                         333,252,323      2010
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE                          -              -        116,728              -              -                       406,002
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP                              -        629,095              -        585,226     13,948,829      2010                   -
                                                                                           3,601,756      2011
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE                6,321,911     16,278,465     17,112,270     10,590,736      1,664,820      2010           7,210,055
-----------------------------------------------------------------------------------------------------------------------------------



(1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.
(2)  Commencement of operations - December 21, 2001.
(3)  Commencement of operations - September 23, 2002.

OTHER TAX INFORMATION (UNAUDITED)
Each Fund hereby designates the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of capital gain distributions on a calendar year basis to be reported on their income tax returns.

                                 Long-Term Capital Gains
                                 -----------------------
International Small Cap Fund            $ 3,534
Mid Cap Value Fund                        6,281

The amounts above include earnings and profits distributed to shareholders on redemptions of Fund shares.

                                                                         63
                                                                    -----------
                                                                    SIXTY-THREE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(9)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:


                                                                        INTERNATIONAL
                                                 INTERNATIONAL            SMALL CAP
                                         =============================  =============
                                            Investor     Institutional    Investor
Period ended September 30, 2003              Shares         Shares         Shares
=======================================  =============================  =============
Proceeds from shares issued............. $1,653,682,408   $222,370,761   $118,234,351
Net asset value of shares issued in
  reinvestment of distributions  .......              -              -              -
Cost of shares redeemed.................(1,607,024,622)   (24,062,048) (7,725,918)(1)
                                         ----------------------------- --------------
Net increase (decrease) from fund
  share transactions ...................    $46,657,786   $198,308,713   $110,508,433
                                         =============================  =============


Shares sold.............................    102,140,758     13,738,314      9,146,005
Shares issued in reinvestment
  of distributions .....................              -              -              -
Shares redeemed.........................   (98,579,720)    (1,477,132)      (592,457)
                                         ----------------------------- --------------
Net increase (decrease)
  in capital shares ....................      3,561,038     12,261,182      8,553,548
                                         =============================  =============



                                                                        INTERNATIONAL
                                                 INTERNATIONAL            SMALL CAP
                                         =============================  =============
                                            Investor     Institutional    Investor
Year ended June 30, 2003                     Shares         Shares         Shares
=======================================  =============================  =============
Proceeds from shares issued............. $6,609,449,427 $1,265,372,555   $156,597,326
Net asset value of shares issued in
  reinvestment of distributions  .......     29,416,168     16,663,234        233,838
Cost of shares redeemed.................(6,063,741,583)  (141,139,765)(24,518,197)(3)
                                         ----------------------------- --------------
Net increase (decrease) from fund
  share transactions ...................   $575,124,012 $1,140,896,024   $132,312,967
                                         =============================  =============


Shares sold.............................    448,720,763     84,658,208     15,036,137
Shares issued in reinvestment
  of distributions .....................      1,986,215      1,121,348         24,615
Shares redeemed.........................  (410,530,756)    (9,434,864)    (2,445,304)
                                         ----------------------------- --------------
Net increase (decrease)
  in capital shares ....................     40,176,222     76,344,692     12,615,448
                                         =============================  =============

(1)  Net of redemption fees of $48,643.
(2)  Net of redemption fees of $509.
(3)  Net of redemption fees of $76,057.
(4) For the period from commencement of operations (September 23, 2002) to June 30, 2003.
(5)  Net of redemption fees of $578.

    64
-----------
SIXTY-FOUR


                                       INTERNATIONAL VALUE          MID CAP            MID CAP VALUE    SMALL CAP   SMALL CAP VALUE
                                         =============== ============================ ===============  ============  ============
                                            Investor        Investor    Institutional     Investor       Investor      Investor
Period ended September 30, 2003              Shares          Shares        Shares          Shares         Shares        Shares
=======================================  =============== ============================ ===============  ============  ============
Proceeds from shares issued.............     $5,774,285   $320,410,216    $56,462,660    $15,855,003    $10,625,353    $74,751,717
Net asset value of shares issued in
  reinvestment of distributions  .......              -              -              -              -              -              -
Cost of shares redeemed.................   (341,232)(2)  (161,733,175)    (6,856,490)    (6,347,808)    (4,865,543)   (29,674,829)
                                         --------------- ----------------------------- --------------  ------------  ------------
Net increase (decrease) from fund
  share transactions ...................     $5,433,053   $158,677,041    $49,606,170     $9,507,195     $5,759,810    $45,076,888
                                         =============== ============================ ===============  ============  ============


Shares sold.............................        421,672     13,957,902      2,468,566      1,323,657        839,721      5,442,976
Shares issued in reinvestment
  of distributions .....................              -              -              -              -              -              -
Shares redeemed.........................       (25,017)    (7,041,572)      (296,096)      (529,220)      (385,700)    (2,163,557)
                                         --------------- ----------------------------- --------------  ------------  ------------
Net increase (decrease)
  in capital shares ....................        396,655      6,916,330      2,172,470        794,437        454,021      3,279,419
                                         =============== ============================ ===============  ============  ============

                                      INTERNATIONAL VALUE(4)        MID CAP            MID CAP VALUE    SMALL CAP   SMALL CAP VALUE
                                         =============== ============================ ===============  ============  ============
                                            Investor        Investor    Institutional     Investor       Investor      Investor
Year ended June 30, 2003                     Shares          Shares        Shares          Shares         Shares        Shares
=======================================  =============== ============================ ===============  ============  ============
Proceeds from shares issued.............    $14,046,764 $1,165,389,769   $364,499,717  $  48,987,982   $ 53,637,048  $ 218,256,845
Net asset value of shares issued in
  reinvestment of distributions  .......              -              -              -              -        615,881     21,684,627
Cost of shares redeemed.................   (266,341)(5)  (740,991,149)   (18,264,478)   (12,530,971)   (66,435,862)  (153,690,612)
                                         --------------- ----------------------------- --------------  ------------  ------------
Net increase (decrease) from fund
  share transactions ...................    $13,780,423   $424,398,620   $346,235,239  $  36,457,011  $(12,182,933)    $86,250,860
                                         =============== ============================ ===============  ============  ============


Shares sold.............................      1,275,274     58,902,392     18,444,267      4,746,201      5,277,657     18,453,943
Shares issued in reinvestment
  of distributions .....................              -              -              -              -         62,909      1,946,555
Shares redeemed.........................       (23,302)   (37,879,947)      (921,013)    (1,238,891)    (6,597,238)   (13,245,797)
                                         --------------- ----------------------------- --------------  ------------  ------------
Net increase (decrease)
  in capital shares ....................      1,251,972     21,022,445     17,523,254      3,507,310    (1,256,672)      7,154,701
                                         =============== ============================ ===============  ============  ============


                                                                          65
                                                                      ----------
                                                                      SIXTY-FIVE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     Capital share transactions for the Funds were as follows:

                                                 INTERNATIONAL
                                        ================================
                                            Investor     Institutional
Year ended June 30, 2002                     Shares          Shares
======================================= ================================
Proceeds from shares issued............. $5,291,916,630  $ 804,083,587
Net asset value of shares issued in
  reinvestment of distributions  .......     12,195,555      7,337,783
                                        --------------------------------
Cost of shares redeemed.................(3,654,275,679)  (127,632,217)
                                        ================================
Net increase (decrease) from fund
  share transactions ................... $1,649,836,506  $ 683,789,153


Shares sold.............................    291,977,419     44,007,369
Shares issued in reinvestment
  of distributions .....................        684,758        410,620
Shares redeemed.........................  (201,323,845)    (7,126,579)
                                        --------------------------------
Net increase (decrease)
  in capital shares ....................     91,338,332     37,291,410
                                        ================================

(1) For the period from commencement of operations (December 21, 2001) to June 30, 2002.
(2)  Net of redemption fees of $4,157.

10.  CHANGE IN INDEPENDENT AUDITORS
     The Board of Directors and the audit committee of the Board of Directors recommended and approved Ernst & Young LLP as the Funds' independent auditors on August 26, 2003. PricewaterhouseCoopers LLP previously served as the Funds' independent auditors. There were no disagreements with the previous independent auditors and an unqualified opinion was issued on the June 30, 2003 financial statements of Artisan Funds.

11.  LITIGATION
     Artisan Funds and the Adviser are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. The lawsuit alleges, in summary, that Artisan Funds and the Adviser exposed long-term International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV. Artisan Funds and the Adviser intend to defend the lawsuit vigorously. Artisan Funds does not believe that the pending action will have a material affect on the financial statements of any Fund.

    66
----------
SIXTY-SIX


                                          INTERNATIONAL
                                          SMALL CAP (1)             MID CAP            MID CAP VALUE    SMALL CAP   SMALL CAP VALUE
                                         =============== ============================ ===============  ============  ============
                                            Investor        Investor    Institutional     Investor       Investor      Investor
Year ended June 30, 2002                     Shares          Shares        Shares          Shares         Shares        Shares
=======================================  =============== ============================ ===============  ============  ============
Proceeds from shares issued.............    $76,912,849 $1,658,139,576   $320,452,227    $14,758,493   $ 55,591,745  $ 260,487,987
Net asset value of shares issued in
  reinvestment of distributions  .......              -              -              -        117,076        575,069     26,165,517
Cost of shares redeemed................. (1,795,558)(2)  (838,081,569)   (22,593,597)    (5,508,251)   (46,982,611)  (147,452,616)
                                         --------------- ----------------------------- --------------  ------------  ------------
Net increase (decrease) from fund
  share transactions ...................    $75,117,291$   820,058,007   $297,858,630   $  9,367,318 $    9,184,203  $ 139,200,888
                                         =============== ============================ ===============  ============  ============


Shares sold.............................      7,265,365     68,336,403     13,136,926      1,365,659      4,208,106     20,102,864
Shares issued in reinvestment
  of distributions .....................              -              -              -         12,117         46,227      2,226,852
Shares redeemed.........................      (169,677)   (34,975,059)      (921,123)      (528,280)    (3,639,075)   (11,349,245)
                                         --------------- ----------------------------- --------------  ------------  ------------
Net increase (decrease)
  in capital shares ....................      7,095,688     33,361,344     12,215,803        849,496        615,258     10,980,471
                                         =============== ============================ ===============  ============  ============


                                                                        67
                                                                    -----------
                                                                    SIXTY-SEVEN

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Funds, Inc., comprising the Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (the "Funds") as of September 30, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the three-month period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Funds for the periods prior to September 30, 2003, were audited by other auditors whose report dated July 31, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States.Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Funds, Inc. as of September 30, 2003, and the results of their operations, changes in net assets and financial highlights for the three-month period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Milwaukee, Wisconsin
October 31, 2003

    68
-----------
SIXTY-EIGHT

------------------------NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE----

The discussions of each Fund included in this Annual Report include statistical information about the portfolios of each of the Artisan Funds. Except as otherwise noted, that information is as of September 30, 2003; it varies with changes in a Fund's portfolio investments. Artisan Funds may consider an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed in that country than any other country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that Artisan Funds could deem a particular issuer to be from more than one country.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding common stock. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED HARMONIC AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year. MEDIAN P/E measures the median ratio of the portfolio stock prices to each stock's earnings. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
Each Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds' returns, the returns of each index, except each Lipper index, do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

The indices to which the Funds are compared are:

ARTISAN INTERNATIONAL, ARTISAN INTERNATIONAL SMALL CAP AND ARTISAN INTERNATIONAL VALUE FUNDS - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R INDEX
(EAFE) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. EAFE's average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

ARTISAN INTERNATIONAL SMALL CAP FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R SMALL CAP INDEX is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ARTISAN INTERNATIONAL VALUE FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R VALUE INDEX is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R GROWTH INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with higher price-to-book and higher forecasted growth values. ARTISAN MID CAP VALUE FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R VALUE INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with lower price-to-book ratios and lower forecasted growth values.

ARTISAN SMALL CAP FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2,000 small U.S. companies. RUSSELL 2000/R GROWTH INDEX is a market-weighted index of those small companies included in the Russell 2000/R Index with higher price-to-book ratios and higher forecasted growth values.

ARTISAN SMALL CAP VALUE FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2,000 small U.S. companies. The RUSSELL 2000/R VALUE INDEX is a market-weighted index of those small companies included in the Russell 2000/R Index with lower price-to-book ratios and lower forecasted growth values.

Each LIPPER INDEX, except the Lipper International Small-Cap Funds Index, reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. The Lipper International Small-Cap Funds Index reflects the net asset value weighted return of the ten largest international small-cap funds tracked by Lipper. Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund are included in their respective Lipper indices.

                                   TRADEMARKS
Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

                                                                          69
                                                                      ----------
                                                                      SIXTY-NINE

----PROXY VOTING POLICIES AND PROCEDURES----------------------------------------

You may obtain a description of the Artisan Funds' proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is available on the Securities and Exchange Commission's website at http://www.sec.gov.

----DIRECTORS AND OFFICERS------------------------------------------------------

The Board of Directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The Board of Directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.


------------------------------------------------------------------------------------------------------------------------------------
                                      DATE FIRST
                           POSITIONS  ELECTED OR
    NAME AND AGE             HELD      APPOINTED            PRINCIPAL OCCUPATIONS                      DIRECTORSHIPS
    AT 11/01/03           WITH FUNDS   TO OFFICE             DURING PAST 5 YEARS                            HELD
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
David A. Erne - 60         Director     3/27/95        Partner of the law firm            Trustee, Northwestern Mutual Life
                                                       Reinhart Boerner Van               Insurance Company (individual life
                                                       Deuren s.c., Milwaukee, WI         insurance, disability insurance and
                                                                                          annuity company)
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hefty - 56       Director     3/27/95        Retired; Adjunct Faculty,          None
                                                       Department of Business and
                                                       Economics, Ripon College;
                                                       Of Counsel to the law firm
                                                       Reinhart Boerner Van Deuren s.c.,
                                                       Milwaukee, WI. Until December 2002,
                                                       Chairman of the Board and Chief
                                                       Executive Officer of Cobalt
                                                       Corporation (provider of managed
                                                       care and specialty business
                                                       services)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Joerres - 43    Director     8/9/01         Chairman of the Board              Director, Johnson Controls, Inc.
                                                       (since May 2001), President and    (manufacturer of automotive systems and
                                                       Chief Executive Officer            building controls)
                                                       (since April 1999) of Manpower,
                                                       Inc. (non-governmental employment
                                                       service organization); formerly,
                                                       Senior Vice President, European
                                                       Operations and Global Account
                                                       Management and Development of
                                                       Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Patrick S. Pittard - 57    Director     8/9/01         Distinguished Executive in         Director, Jefferson Pilot Corporation
                                                       Residence (teaching position),     (individual and group life insurance and
                                                       University of Georgia. Until       annuity company); Former Chairman of the
                                                       November 2001, Chairman of the     Board, The University of Georgia
                                                       Board, President and Chief         Foundation; Member, Board of Regents of
                                                       Executive Officer of Heidrick &    the University System of Georgia
                                                       Struggles International, Inc.
                                                       (executive search firm)
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Witt - 63        Director     3/27/95        Chairman of the Board,             Director, Franklin Electric Co., Inc.
                                                       President and Chief Executive      (manufacturer of electric motors)
                                                       Officer of Littelfuse, Inc.
                                                       (manufacturer of advanced circuit
                                                       protection devices)
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
Andrew A. Ziegler - 46     Director,    1/5/95         Managing Director of Artisan       None
                           Chairman                    Partners; Chairman and President
                           and Chief                   of Artisan Distributors
                           Executive
                           Officer
------------------------------------------------------------------------------------------------------------------------------------
Carlene Murphy             Director     3/27/95        Managing Director of Artisan       None
Ziegler - 47               and Vice                    Partners and Portfolio
                           President                   Co-Manager of Artisan Small
                                                       Cap Fund
------------------------------------------------------------------------------------------------------------------------------------


                                                                         70
                                                                     ----------
                                                                       SEVENTY

DIRECTORS AND OFFICERS----------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                      DATE FIRST
                           POSITIONS  ELECTED OR
    NAME AND AGE             HELD      APPOINTED            PRINCIPAL OCCUPATIONS                      DIRECTORSHIPS
    AT 11/01/03           WITH FUNDS   TO OFFICE             DURING PAST 5 YEARS                            HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Michael C. Roos - 45       President    8/5/99         Managing Director of Artisan       None
                                                       Partners; Vice President of
                                                       Artisan Distributors
------------------------------------------------------------------------------------------------------------------------------------
Lawrence A. Totsky - 44    Chief        1/22/98        Managing Director and Chief        None
                           Financial                   Financial Officer of Artisan
                           Officer and                 Partners; Vice President,
                           Treasurer                   Chief Financial Officer and
                                                       Treasurer of Artisan
                                                       Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Janet D. Olsen - 47        General      1/18/01        Managing Director and General      None
                           Counsel and                 Counsel of Artisan Partners;
                           Secretary                   Vice President and Secretary
                                                       of Artisan Distributors;
                                                       prior to joining Artisan
                                                       Partners in November 2000,
                                                       Member of the law firm Bell,
                                                       Boyd & Lloyd LLC, Chicago, IL
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Yockey - 47        Vice         4/23/96        Managing Director of Artisan       None
                           President                   Partners and Portfolio Manager
                                                       of Artisan International Fund
                                                       and Artisan International
                                                       Small Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
Scott C. Satterwhite - 46  Vice         7/31/97        Managing Director of Artisan       None
                           President                   Partners and Portfolio Co-Manager
                                                       of Artisan Mid Cap Value Fund
                                                       and Artisan Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Andrew C. Stephens - 40    Vice         7/31/97        Managing Director of Artisan       None
                           President                   Partners and Portfolio Manager
                                                       of Artisan Mid Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
Marina T. Carlson - 39     Vice
                           President    8/5/99         Managing Director of Artisan       None
                                                       Partners and Portfolio Co-Manager
                                                       of Artisan Small Cap Fund;
                                                       prior to joining Artisan Partners
                                                       in 1999, Manager of Strong Mid
                                                       Cap Disciplined Fund from its
                                                       inception in December 1998
                                                       through March 1999; Portfolio
                                                       Co-Manager of Strong Opportunity
                                                       Fund and Strong Common Stock Fund,
                                                       prior thereto
------------------------------------------------------------------------------------------------------------------------------------
James C. Kieffer - 38      Vice         1/27/00        Managing Director of Artisan       None
                           President                   Partners and Portfolio Co-Manager
                                                       of Artisan Mid Cap Value Fund and
                                                       Artisan Small Cap Value Fund;
                                                       from 1997 to 2000, Research
                                                       Analyst for Artisan Partners
------------------------------------------------------------------------------------------------------------------------------------
N. David Samra - 39        Vice                        Managing Director of Artisan       None
                           President    6/5/02         Partners and Portfolio Manager
                                                       of Artisan International Value
                                                       Fund; from August 1997 to May
                                                       2002, Portfolio Manager and
                                                       Analyst for Harris Associates
                                                       L.P. (investment management firm)
------------------------------------------------------------------------------------------------------------------------------------
Gregory K. Ramirez - 33    Assistant    1/22/98        Managing Director of Client        None
                           Secretary                   Accounting and Administration
                           and                         of Artisan Partners since
                           Assistant                   January 2003, Director of
                           Treasurer                   Client Accounting and
                                                       Administration from January
                                                       2000 to December 2002 and
                                                       Controller of Artisan Partners
                                                       prior thereto; Assistant
                                                       Treasurer of Artisan
                                                       Distributors
------------------------------------------------------------------------------------------------------------------------------------
Sarah A. Johnson - 31      Assistant    2/5/03         Associate Counsel of Artisan       None
                           Secretary                   Partners; prior to joining
                                                       Artisan Partners in July 2002,
                                                       Associate of the law firm
                                                       Bell, Boyd & Lloyd LLC,
                                                       Chicago, IL
------------------------------------------------------------------------------------------------------------------------------------


*Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

The business address of the directors and officers affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53188; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) contains further information about the directors. Please call 800.344.1770 or visit our website at
WWW.ARTISANFUNDS.COM for a free copy of the SAI.
--------------------------------------------------------------------------------

                                                                         71
                                                                    -----------
                                                                    SEVENTY-ONE

[ARTISAN LOGO]   ARTISAN FUNDS
                 P.O. BOX 8412
                 BOSTON, MA 02266-8412

                 800.344.1770
                 WWW.ARTISANFUNDS.COM

                                                                11/28/03 - A3154

                              --------------------
                                 [ARTISAN LOGO]
                              --------------------
                                     ANNUAL
                                     REPORT

                               SEPTEMBER 30, 2003
                              --------------------
                              --------------------
                                    ARTISAN
                               INTERNATIONAL FUND
                              --------------------
                              ARTISAN MID CAP FUND
                              --------------------
                              Institutional Shares
                              --------------------
                              --------------------



                              ARTISAN FUNDS, INC.
                              INSTITUTIONAL SHARES

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS
----------------------------------------
02   MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
----------------------------------------
02   Artisan International Fund
----------------------------------------
04   Artisan Mid Cap Fund
----------------------------------------
----------------------------------------
06   SCHEDULES OF INVESTMENTS
----------------------------------------
06   Artisan International Fund
----------------------------------------
11   Artisan Mid Cap Fund
----------------------------------------
----------------------------------------
16   STATEMENTS OF ASSETS & LIABILITIES
----------------------------------------
----------------------------------------
17   STATEMENTS OF OPERATIONS
----------------------------------------
----------------------------------------
18   STATEMENTS OF
     CHANGES IN NET ASSETS
----------------------------------------


----------------------------------------
20   FINANCIAL HIGHLIGHTS
----------------------------------------
----------------------------------------
22   NOTES TO FINANCIAL STATEMENTS
----------------------------------------
----------------------------------------
29   REPORT OF
     INDEPENDENT AUDITORS
----------------------------------------
----------------------------------------
30   NOTES ON
     MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE
----------------------------------------
----------------------------------------
31   PROXY VOTING POLICES
     AND PROCEDURES
----------------------------------------
----------------------------------------
31   DIRECTORS AND OFFICERS
----------------------------------------

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund and Artisan Mid Cap Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Funds, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of September 30, 2003. That information and those views may change and the Funds disclaim any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

HIGHLIGHTS----------------------------------------------------------------------

o Artisan International Fund changed its fiscal year end from June 30 to September 30. This annual report discusses the results of the three-month period July 1, 2003, through September 30, 2003.

o Most of our chemical industry stocks posted strong returns. Our consumer discretionary sector stocks contributed to our relative underperformance.

INVESTMENT APPROACH-------------------------------------------------------------

We use a bottom-up investment process to construct a portfolio of international growth companies of all market capitalizations. The investment team conducts its own fundamental analysis with particular emphasis on:

1) Well-managed companies focused on increasing shareholder value;
2) Sustainable growth prospects;
3) Reasonable valuations;
4) Dominant or increasing market shares or direct exposure to an identified theme.

PERFORMANCE REVIEW--------------------------------------------------------------
Despite a positive return for the period, Artisan International Fund lagged the markets. The Fund gained 5.86% for the three-month fiscal period while its benchmark, the MSCI EAFE/R Index, rose 8.13%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/97 to 9/30/03)

[CHART APPEARS HERE]

         ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES ($15,764) MSCI EAFE/R Index ($9,355)
         Lipper International Funds Index ($10,207)

                                               ARTISAN
                                             INTERNATIONAL            Lipper
                                                FUND -     MSCI    International
                                            INSTITUTIONAL  EAFE/R     Funds
                                                 SHARES    Index      Index
                                                 ------    ------     ------
  6/30/97 (Inception of Institutional Shares)    10,000    10,000     10,000
                                                 10,166     9,930     10,192
                       12/97                      9,525     9,152      9,412
                                                 11,453    10,498     10,808
                       6/98                      12,440    10,610     10,900
                                                 10,094     9,102      9,180
                       12/98                     12,621    10,982     10,604
                                                 14,045    11,135     10,740
                       6/99                      14,632    11,418     11,336
                                                 15,375    11,919     11,718
                       12/99                     22,927    13,943     14,616
                                                 26,985    13,929     14,706
                       6/00                      24,285    13,377     14,015
                                                 21,601    12,298     12,986
                       12/00                     20,544    11,968     12,464
                                                 17,917    10,324     10,838
                       6/01                      18,329    10,188     10,902
                                                 15,768     8,789      9,272
                       12/01                     17,322     9,402     10,055
                                                 17,472     9,449     10,302
                       6/02                      17,134     9,249     10,107
                                                 13,478     7,424      8,125
                       12/02                     14,077     7,903      8,665
                                                 12,096     7,254      7,902
                                                 14,892     8,652      9,460
                       9/03                      15,764     9,355     10,207



                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                     3-MONTH                          SINCE
FUND / INDEX                     FISCAL PERIOD*   1-YEAR    5-YEAR  INCEPTION
--------------------------------------------------------------------------------
Artisan International Fund -
Institutional Shares                   5.86%      16.96%     9.33%     7.55%
--------------------------------------------------------------------------------
MSCI EAFE/R Index                      8.13       26.01      0.55     -1.06
--------------------------------------------------------------------------------
Lipper International Funds Index       7.89       25.63      2.14      0.33
--------------------------------------------------------------------------------

*Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 30 for a description of each index.

BIGGEST GAINERS
Clariant AG..................................   43.3%
Imperial Chemicals Industries PLC............   35.7
Credit Suisse Group..........................   20.0
Tesco PLC....................................   11.5
Nestle S.A, Class B..........................   11.4

BIGGEST LOSERS
Industria de Diseno Textil, S.A..............  -14.6%
Fomento Economico Mexicano S.A. .............   -8.5
EnCana Corporation...........................   -4.9
Deutsche Telekom AG..........................   -4.5
Muenchener Rueckversicherungs-
  Gesellschaft AG............................   -3.2

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some holdings may have experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

 02
 ---
 TWO

------------------------------------------------------ARTISAN INTERNATIONAL FUND

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
For the three-month fiscal period, international equity markets continued their post-Iraq turnaround that began in the second calendar quarter of 2003. It appears that a global economic recovery has begun to unfold, but the pace of the stock market rally has been unexpected. During the three-month period, the MSCI EAFE/R Index advanced more than we have seen in a calendar third quarter for more than a decade.

We lost some relative performance in the consumer staples sector due to our overweight position, but offset most of the disadvantage with our stock picks. UK food retailer Tesco PLC announced solid first half results, which confirmed that it has strengthened its leading position in the UK retail food market. Nestle S.A. was also a solid performer. It contributed to results after a favorable financial report showed an increase in cash flows and operating margins. The part of the report we were most pleased with was the company's margin improvement, as it appears that cost cutting efforts have continued to deliver results. One stock pick that contributed negatively was Spanish clothing retailer Industria de Diseno Textil, S.A. It warned that gross margins for the second half of 2003 would be below expectations.

Many of our specialty chemicals sector stocks, benefiting from the strength of the cyclical recovery and improving raw material costs, posted attractive returns. Imperial Chemical Industries PLC was one of the leading performers after announcing profits that beat forecasts and additional job cuts aimed at lowering costs.

In the financial sector we lost relative performance due to the uneven returns of our stock picks. For example, Credit Suisse Group's stock rose by about 20% as it recovered from last year's losses. The stock of Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re) suffered after its debt was downgraded by Standard & Poor's following a second quarter loss. The loss was due to an extraordinary tax charge triggered by a fiscal policy debate related to the tax treatment of certain investment funds.

The information technology sector was the strongest performing group in the MSCI EAFE/R Index. Our stock selections performed well, but we underperformed in the area because we only owned a few select names. One of our stocks, semiconductor company ASML Holding N.V., was up due to reductions in workforce, better margins and a number of favorable reports about the outlook for semiconductor demand.

On a regional basis, what we gained through stock picking in Europe was more than offset by the negative allocation effect from the Pacific Rim and Japan due to our underweight position. We underestimated the momentum of the rally, as markets such as Hong Kong, Taiwan and Japan were among the best performers during the quarter.

PORTFOLIO CHANGES
On a regional and country level, we added primarily in Japan but also in Hong Kong, South Korea and Taiwan, while we reduced our European exposure. Otherwise, we remained focused on long-term trends and stayed with most of our thematic holdings.

In the financial sector, we added Nikko Cordial Corporation, a holding company for a major Japanese broker that also has a joint venture with Citigroup Inc. We like the recent measures the company has taken to improve the stability of earnings, such as cost cuts and revisions to its pay structure. We sold ABN Amro Holdings, a Dutch bank that earns a portion of its revenue from the U.S. mortgage market, when we concluded that its growth prospects had been dimmed by falling refinancing demand in the U.S. At our lower expected growth rate, we thought the company was fully valued.

In the media area, it appears that ad spending is beginning to show signs of life again, and the stocks of advertising agencies and media companies reflected the improved business outlook. We thought this had the potential to be a global trend, so we added a number of Japanese media companies such as Nippon Television Network Corporation, Tokyo Broadcasting System, Inc. and Fuji Television Network, Inc. to our portfolio.

FUND STATISTICS
Net Assets................................... $8.9 Bil.
Number of Holdings...........................       103
Weighted Avg. Market Cap.....................$24.2 Bil.
Weighted Avg. Growth Rate (3-5 yr)...........     10.5%
Weighted Harmonic Avg. P/E (2003E)...........     17.5X

All statistics are as of 9/30/03.

TOP 10 HOLDINGS
Allianz AG (Germany).........................    3.6%
Compass Group PLC (United Kingdom)...........    3.4
Nestle S.A., Class B (Switzerland)...........    3.3
Honda Motor Co., Ltd. (Japan)................    2.8
Tesco PLC (United Kingdom)...................    2.8
Lloyds TSB Group PLC (United Kingdom)........    2.6
Muenchener Rueckversicherungs-
  Gesellschaft AG (Germany)..................    2.6
Fortis (NL) N.V. (Netherlands)...............    2.5
Marks & Spencer Group PLC (United Kingdom)...    2.5
Carrefour S.A. (France)......................    2.3
TOTAL........................................   28.4%

As a percentage of total net assets as of 9/30/03.

TOP 5 SECTORS
Consumer Discretionary.......................   24.9%
Financials...................................   24.2
Consumer Staples.............................   16.5
Telecommunications Services..................    7.9
Materials....................................    7.4

As a percentage of total net assets as of 9/30/03.

TOP 5 COUNTRY ALLOCATIONS
United Kingdom...............................   23.3%
Switzerland..................................   15.7
Germany......................................   13.4
Japan........................................    9.8
France.......................................    6.0

As a percentage of total net assets as of 9/30/03.

REGION ALLOCATION
                                                9/03      6/03
                                               ------    ------
Europe.......................................   74.6%     79.1%
Asia/Pacific.................................   13.8       8.0
Latin America................................    6.8       8.4
North America................................    2.9       3.3

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                                                                            03
                                                                          -----
                                                                          THREE

ARTISAN
MID CAP FUND
INSTITUTIONAL SHARES

HIGHLIGHTS----------------------------------------------------------------------

o  Artisan Mid Cap Fund changed its fiscal year end from June 30 to September
   30. This annual report discusses the results of the three-month period July 1, 2003 through September 30, 2003.

o Technology stocks contributed positively to relative performance. Our consumer-related exposure hurt our relative results.

INVESTMENT APPROACH-------------------------------------------------------------

We use a bottom-up investment process to identify well-managed mid-sized companies whose growth and profit potential are not yet fully recognized by investors. Specifically, we spend most of our time answering three questions about a company before we will invest in it:

1) Does the company exhibit franchise characteristics?
2) Is the company positioned for long-term growth and at an early stage in its profit cycle?
3) Is the stock of the company trading at a reasonable discount to our estimate of its private market value?

PERFORMANCE REVIEW--------------------------------------------------------------

For the three-month fiscal period ended September 30, 2003, Artisan Mid Cap Fund gained 6.06%, while its benchmark, the Russell Midcap/R Index, increased 6.43%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/00 to 9/30/03)

[CHART APPEARS HERE]

         ARTISAN MID CAP FUND - INSTITUTIONAL SHARES ($8,759)
         Russell Midcap/R Growth Index ($5,804)
         Russell Midcap/R Index ($10,011)
         Lipper Mid-Cap Core Funds Index ($9,114)

                                            ARTISAN                     Lipper
                                            MID CAP   Russell           Mid-Cap
                                             FUND -   Midcap/R  Russell  Core
                                        INSTITUTIONAL Growth   Midcap/R  Funds
                                             SHARES    Index     Index   Index
                                             ------   ------    ------   ------
7/1/00 (Inception of Institutional Shares)   10,000   10,000    10,000   10,000
                                             11,114   10,252    10,681   10,378
                    12/00                    10,011    7,869    10,298    9,602
                                              8,871    5,895     9,217    8,502
                     6/01                     9,962    6,849    10,096    9,571
                                              7,732    4,945     8,293    7,737
                    12/01                     9,736    6,283     9,719    9,132
                                              9,537    6,172    10,131    9,469
                     6/02                     8,364    5,045     9,164    8,464
                                              6,856    4,179     7,548    7,079
                    12/02                     7,397    4,561     8,146    7,545
                                              7,164    4,561     7,953    7,258
                                              8,258    5,416     9,406    8,610
                     9/03                     8,759    5,804    10,011    9,114


                  AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/03)
--------------------------------------------------------------------------------
                                     3-MONTH                        SINCE
FUND / INDEX                      FISCAL PERIOD*    1-YEAR        INCEPTION
--------------------------------------------------------------------------------
Artisan Mid Cap Fund -
  Institutional Shares                 6.06%         27.76%         -3.99%
--------------------------------------------------------------------------------
Russell Midcap/R Growth Index          7.16          38.89         -15.41
--------------------------------------------------------------------------------
Russell Midcap/R Index                 6.43          32.63           0.03
--------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index        5.86          28.76          -2.81
--------------------------------------------------------------------------------

*Not Annualized.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN GROWTH STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 30 for a description of each index.

BIGGEST GAINERS
Research In Motion Limited............. 71.9%
Seagate Technology..................... 48.5%
Invitrogen Corporation................. 43.8%
Network Appliance, Inc................. 25.7%
Adobe Systems Incorporated............. 22.1%

BIGGEST LOSERS
Labranche & Co Inc.................... -28.0%
Lamar Advertising Company............. -16.0%
InterActiveCorp....................... -15.6%
Costco Wholesale Corporation.......... -12.9%
Caremark Rx, Inc....................... -9.9%

For the period ended 9/30/03, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. The percentage shown is the gain or loss on each individual holding during the period ended September 30, 2003, considering interim security purchases, sales and dividends. Past performance of these specific holdings is historical and does not guarantee future results.

 04
----
FOUR

--------------------------------------------------------ARTISAN MID CAP FUND----

INVESTING ENVIRONMENT AND PERFORMANCE REVIEW
U.S. equity markets posted their second consecutive quarter of positive performance during the three-month fiscal period. Within mid-caps, the smallest and most speculative stocks led the way. In addition, technology stocks were among the performance leaders for the Russell Midcap/R Index and Russell Midcap/R Growth Index.

A variety of events drove optimism in the technology sector including a positive outlook by Intel Corporation, an announcement by Microsoft Corporation that it was looking to add jobs, increased industrial production within some tech industries and strong consumer spending. On average the Fund had a slightly larger commitment to technology stocks than the Russell Midcap/R Growth Index and security selection was strong, which contributed positively to relative performance.

Two of our best performing stocks were Network Appliance, Inc. and Adobe Systems Incorporated. Network Appliance is a storage technology company that reported strong earnings driven by better-than-expected sales of various products such as its disaster recovery and data backup technology. Adobe is a publishing software company that is known for its Acrobat/R, Illustrator/R and Photoshop/R products. Its gains were driven by a strong earnings report due to the success of the company's recently upgraded Acrobat/R, which contributed to strong business growth.

Outside of technology, a number of individual success stories also contributed to third quarter results. Two of the better performers were Invitrogen Corporation and The Williams Companies, Inc. Invitrogen is a market leader in molecular biology kits. Earlier this year, the company appointed a new President and CEO, who joined the company from GE Medical Systems. As the former President and CEO of GE Medical's Information Technologies business unit, he managed numerous acquisitions and we think he brings significant operational experience to Invitrogen.

In an otherwise soft quarter for energy related stocks, natural gas pipeline leader, The Williams Companies, outperformed after reporting strong earnings. The Williams Companies benefited from high natural gas prices and took steps to exit certain business lines and focus on its core businesses.

The Fund's consumer-related exposure did the most damage to relative results in the quarter. We were overweight advertising and media, which hurt our relative performance, as did a few security-specific issues. In advertising and media, several economic data points related to an advertising recovery showed signs of life, but it appeared that weak employment data held back a rebound, causing companies such as Lamar Advertising Company to underperform. Costco Wholesale Corporation, the leading warehouse club brand in the U.S., fell after the company lowered its outlook for its fiscal fourth quarter. It experienced increased competition from Sam's Club (Wal-Mart Stores, Inc.'s warehouse store chain) and rising labor costs.

PORTFOLIO CHANGES
The makeup of the portfolio is largely the same as it was on June 30, 2003. The biggest change was the addition of a number of new gardenSM positions in the technology sector, resulting in an increase in our overall weighting.

The companies owned in the energy sector remained the same because we continued to think that the fundamentals were in place for oil and gas prices to be sustained at higher levels. The reduced weight in the sector is the result of trimming back a few of our holdings into strength. Within the consumer space, we closed out the Fund's positions in Tiffany & Co., Darden Restaurants, Inc. and Pixar. A number of data points in September related to employment, consumer debt, and wage growth made us cautious about the valuation levels of many consumer-related stocks. Our concern is that it will be hard to duplicate recent stimuli such as low interest rates, which contributed to refinancing activity, tax cuts and rebate checks. As a result, we felt it would be prudent to take gains in some of those investments.

FUND STATISTICS
Net Assets................................... $3.5 Bil.
Number of Holdings...........................       100
Median Market Cap............................ $5.1 Bil.
Weighted Avg. Market Cap..................... $8.0 Bil.
Weighted Avg. Growth Rate (3-5 yr)...........     16.3%
Weighted Harmonic Avg. P/E (2003E)...........     25.8X

Fund statistics are as of 9/30/03.

TOP 10 HOLDINGS
Accenture Ltd - Class A......................    2.0%
Southwest Airlines Co........................    1.8
Caremark Rx, Inc.............................    1.6
Smith International, Inc.....................    1.6
Mylan Laboratories Inc.......................    1.6
Seagate Technology...........................    1.5
Boston Scientific Corporation................    1.5
MGIC Investment Corporation..................    1.5
Omnicom Group Inc............................    1.5
Danaher Corporation..........................    1.5
TOTAL........................................   16.1%

As a percentage of total net assets as of 9/30/03.

SECTOR DIVERSIFICATION

                                                9/03      6/03
                                               ------    ------
Auto & Transportation........................    5.2%      4.4%
Consumer Discretionary.......................   24.1      24.8
Consumer Staples.............................    1.6       1.4
Financial Services...........................   12.4      12.4
Healthcare...................................   13.3      13.7
Integrated Oils..............................    0.0       0.0
Materials & Processing.......................    3.0       3.7
Other........................................    0.4       0.8
Other Energy.................................    4.8       6.5
Producer Durables............................    7.8       9.6
Technology...................................   22.2      17.5
Utilities....................................    0.7       1.0
Other assets less liabilities................    4.5       4.2
TOTAL........................................  100%      100%

As a percentage of total net assets as of 9/30/03 and 6/30/03, respectively.

                                                                            05
                                                                           ----
                                                                           FIVE

ARTISAN
INTERNATIONAL FUND

Schedule of Investments - September 30, 2003

                                                      SHARES
                                                       HELD            VALUE
                                                   ============    =============
COMMON AND PREFERRED STOCKS - 98.1%

AUSTRALIA - 1.1%
  AMP Limited                                        1,458,900     $ 6,609,494
  Commonwealth Bank of Australia                     2,945,390      55,499,755
  National Australia Bank Ltd.                       1,484,491      31,102,605
                                                                 -------------
                                                                    93,211,854
BELGIUM - 1.8%
  Interbrew                                          6,331,108     157,720,367

BRAZIL - 1.1%
  Banco Bradesco S.A.                            3,767,729,000      14,805,701
  Banco Itau Holding Financeira S.A.               178,301,400      12,672,712
  Petroleo Brasileiro S.A. - (ADR)                   1,236,000      28,341,480
  Telesp Celular Participacoes S.A.,
     Preferred - (ADR)(1)                            9,544,900      44,479,234
                                                                 -------------
                                                                   100,299,127
CANADA - 2.9%
  Bombardier, Inc., Class B                          4,430,100      18,599,531
  CanWest Global Communications Corporation(1)(2)    4,004,998      33,066,070
  Corus Entertainment, Inc., Class B(1)(2)           2,929,750      50,980,470
  EnCana Corporation                                 3,818,100     138,248,864
  Telus Corporation                                    733,800      12,535,184
                                                                 -------------
                                                                   253,430,119
CHINA - 0.3%
  China Petroleum & Chemical Corporation           111,114,000      30,847,464

DENMARK - 1.2%
  A P Moller - Maersk A/S                                6,466      44,132,710
  Novo-Nordisk A/S, Class B                          1,811,550      66,796,518
                                                                 -------------
                                                                   110,929,228
FRANCE - 6.0%
  Carrefour S.A.                                     4,024,773     202,593,494
  JC Decaux S.A.(1)                                  8,418,200     118,393,229
  M6 - Metropole Television                          1,227,600      33,328,300
  Rhodia S.A. (2)                                    9,177,312      57,637,431
  Sanofi-Synthelabo S.A.                             2,056,611     125,090,122
                                                                 -------------
                                                                   537,042,576
GERMANY - 13.4%
  Allianz AG                                         3,600,002     317,959,865
  DaimlerChrysler AG                                   845,300      29,686,191
  Deutsche Boerse AG                                 2,415,989     123,301,801
  Deutsche Telekom AG(1)                             9,898,090     143,473,646
  Henkel KGaA                                        2,901,743     198,640,214
  Infineon Technologies AG(1)                          823,300      10,763,446
  KDG Investors, L.P. (1)(3)(4)                     10,000,000               -
  Linde AG                                           3,427,883     141,233,787
  Muenchener Rueckversicherungs-Gesellschaft AG      2,294,515     228,082,098
                                                                 -------------
                                                                 1,193,141,048

 06
 ---
 SIX

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                      SHARES
                                                       HELD            VALUE
                                                   ============    =============
HONG KONG - 0.7%
  Cheung Kong Holdings Limited                       1,537,000     $12,156,042
  CNOOC Limited                                     13,901,500      23,784,267
  Hong Kong & China Gas Company Limited              4,596,800       6,173,069
  HSBC Holdings PLC                                    849,600      11,464,180
  Swire Pacific Limited, Class A                       844,500       4,983,427
                                                                 -------------
                                                                    58,560,985
HUNGARY - 0.1%
  Magyar Tavkozlesi Rt                               1,379,050       5,085,715
  Magyar Tavkozlesi Rt - (ADR)                          83,600       1,562,484
                                                                 -------------
                                                                     6,648,199
ITALY - 0.8%
  Mediolanum S.p.A.                                  1,576,500      10,139,894
  Telecom Italia S.p.A.                             33,179,210      56,482,851
                                                                 -------------
                                                                    66,622,745
JAPAN - 9.8%
  Asahi Breweries, Ltd.                                704,900       5,213,280
  East Japan Railway Company                             5,786      28,095,194
  Fuji Fire & Marine Insurance Co., Ltd.             1,064,500       2,570,125
  Fuji Television Network, Inc.                          3,129      15,305,883
  Honda Motor Co., Ltd.                              6,256,300     251,004,452
  Japan Airlines System Corporation                  5,492,000      15,428,766
  Japan Telecom Holdings Co., Ltd.                      25,009      74,074,137
  Japan Tobacco, Inc.                                   13,831      90,621,819
  Nikko Cordial Corporation                         33,210,200     177,057,477
  Nippon Broadcasting System, Inc.                      55,440       2,254,124
  Nippon Television Network Corporation                  8,870       1,300,864
  Promise Co., Ltd.                                  2,068,250      90,961,047
  Tokyo Broadcasting System, Inc.                    1,311,500      18,151,353
  Tokyu Corporation                                  3,506,400      14,476,902
  Yamanouchi Pharmaceutical Co., Ltd.                2,122,400      58,672,459
  Yamato Transport Co., Ltd.                         1,991,700      26,635,848
                                                                 -------------
                                                                   871,823,730
KOREA - 0.2%
  Korea Electric Power Corporation                   1,145,390      21,560,400

LUXEMBOURG - 0.6%
  RTL Group                                            849,486      49,738,496

MEXICO - 5.7%
  Cemex S.A. de C.V. - (ADR)                           810,400      20,219,480
  Grupo Modelo S.A. de C.V., Series C               29,108,000      72,141,246
  Grupo Televisa S.A. - (ADR)                        3,818,600     139,722,574
  Telefonos de Mexico S.A. de C.V. - (ADR)           5,264,840     160,840,862
  Wal-Mart de Mexico S.A. de C.V., Series V         39,799,000     115,288,599
                                                                 -------------
                                                                   508,212,761
NETHERLANDS - 5.0%
  ASML Holding N.V., NY Shares(1)(5)                   971,600      12,757,108
  ASML Holding N.V.(1)                               8,675,346     113,720,742
  Fortis (NL) N.V.                                  13,288,076     225,900,791
  Wolters Kluwer N.V.                                6,696,112      96,124,429
                                                                 -------------
                                                                   448,503,070

                                                                            07
                                                                          -----
                                                                          SEVEN

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                   ============    =============
POLAND - 0.3%
  Bank Pekao S.A.                                      999,864     $28,527,695

RUSSIA - 0.8%
  LUKOIL - (ADR)                                       848,600      69,415,480
  OAO Gazprom - (ADR)                                   93,300       2,304,510
                                                                 -------------
                                                                    71,719,990
SINGAPORE - 1.0%
  DBS Group Holdings, Ltd.                          12,301,807      91,770,022

SPAIN - 5.2%
  Banco Bilbao Vizcaya Argentaria, S.A.                822,400       8,490,186
  Industria de Diseno Textil, S.A.                   4,792,499     102,749,617
  Promotora de Informaciones, S.A.                   8,526,054      90,702,491
  Repsol YPF, S.A.                                   7,846,012     128,996,028
  Telefonica, S.A. (1)                              11,071,880     130,815,643
                                                                 -------------
                                                                   461,753,965
SWEDEN - 0.4%
  Telefonaktiebolaget LM Ericsson - (ADR)            1,282,500      18,827,100
  Telefonaktiebolaget LM Ericsson                   11,026,000      16,080,354
                                                                 -------------
                                                                    34,907,454
SWITZERLAND - 15.7%
  CIBA Specialty Chemicals AG(1)                     2,353,292     159,673,662
  Clariant AG (1) (2)                                8,999,193     118,302,772
  Credit Suisse Group                                5,507,800     176,318,041
  Julius Baer Holding Ltd., Class B                    260,306      74,947,932
  Nestle S.A., Class B                               1,281,586     295,683,389
  Novartis AG                                        3,877,207     150,117,652
  Roche Holding AG - Genusschein                     1,528,200     126,790,347
  Swiss Re                                             642,333      40,833,262
  Serono S.A.                                          131,478      86,071,368
  UBS AG                                             3,057,735     171,676,135
                                                                 -------------
                                                                 1,400,414,560
TAIWAN - 0.7%
  Chunghwa Telecom Co., Ltd. - (ADR)                 4,392,600      61,540,326

UNITED KINGDOM - 23.3%
  BAE Systems PLC                                   51,194,751     142,965,491
  British Sky Broadcasting PLC                       8,423,303      86,040,082
  Carlton Communications PLC                        17,470,084      46,899,048
  Compass Group PLC                                 52,022,509     300,066,334
  Diageo PLC                                        18,413,151     198,794,230
  Granada PLC                                       88,967,620     138,273,860
  Imperial Chemical Industries PLC(2)               59,764,246     164,661,279
  Kesa Electricals PLC                              10,897,500      40,349,773
  Kingfisher PLC                                    26,669,020     115,702,853
  Lloyds TSB Group PLC                              34,015,435     233,943,261
  Marks & Spencer Group PLC                         44,321,724     225,441,868
  Next PLC                                           6,007,882     112,249,447
  Prudential PLC                                       935,700       6,388,674
  Tesco PLC                                         62,293,968     249,551,131
  Vodafone Group PLC                                 4,548,000       9,071,899
                                                                 -------------
                                                                 2,070,399,230

                                                                 -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $9,036,701,564)          8,729,325,411


 08
-----
EIGHT

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                        PAR
                                                      AMOUNT           VALUE
                                                   ============    =============
SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 1.1%
  Repurchase agreement with State Street Bank
     and Trust Company, 0.75%, dated 9/30/2003,
     due 10/1/2003, maturity value $95,178,983
     collateralized by $97,084,186 market value
     Federal National Mortgage Association Note,
     1.18% due 7/27/2004. (Cost $95,177,000)       $95,177,000     $95,177,000
                                                                 -------------

TOTAL INVESTMENTS - 99.2% (cost $9,131,878,564)                  8,824,502,411

OTHER ASSETS LESS LIABILITIES - 0.8%                                74,890,655
                                                                 -------------

TOTAL NET ASSETS - 100.0%(6)                                    $8,899,393,066
                                                                ==============

(1)  Non-income producing securities.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 of the financial statements.
(3) Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds.
(4) Private investment partnership which is restricted as to resale. Total investment cost of $10 million, made through capital contributions on 3/6/00, 7/10/00, and 5/15/01. Value at September 30, 2003 represents 0.0%
     of total net assets.
(5)  Principally traded in the United States.
(6)  Percentages for the various classifications relate to total net assets.

     (ADR) American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                                                                            09
                                                                           ----
                                                                           NINE

ARTISAN
INTERNATIONAL FUND
Portfolio Diversification - September 30, 2003


                                                     VALUE          PERCENTAGE
                                                 ============      =============
Consumer Discretionary                          $2,210,566,284           24.9%
Consumer Staples                                 1,470,959,170            16.5
Energy                                             419,633,582             4.7
Financials                                       2,153,178,794            24.2
Healthcare                                         613,538,466             6.9
Industrials                                        297,571,993             3.4
Information Technology                             172,148,750             1.9
Materials                                          661,728,411             7.4
Telecommunication Services                         699,961,982             7.9
Utilities                                           30,037,979             0.3
                                                --------------        --------
TOTAL COMMON AND PREFERRED STOCKS                8,729,325,411            98.1
Total short-term investments                        95,177,000             1.1
                                                --------------        --------
TOTAL INVESTMENTS                                8,824,502,411            99.2
OTHER ASSETS LESS LIABILITIES                       74,890,655             0.8
                                                --------------        --------
TOTAL NET ASSETS                                $8,899,393,066          100.0%
                                                ==============        ========

    The accompanying notes are an integral part of the financial statements.

 10
 ---
 TEN

ARTISAN
MID CAP FUND

Schedule of Investments - September 30, 2003

                                                      SHARES
                                                       HELD            VALUE
                                                   ============    =============
COMMON STOCKS - 95.5%

AUTO & TRANSPORTATION - 5.2%
  AIR TRANSPORT - 4.0%
     Expeditors International of Washington, Inc.      839,000     $28,869,990
     FedEx Corporation                                 790,800      50,951,244
     Southwest Airlines Co.                          3,479,800      61,592,460
                                                                 -------------
                                                                   141,413,694
  TRUCKERS - 1.2%
     Swift Transportation Co., Inc.(1)               1,763,500      40,013,815

CONSUMER DISCRETIONARY - 24.1%
  ADVERTISING AGENCIES - 2.8%
     Lamar Advertising Company(1)                    1,614,000      47,354,760
     Omnicom Group Inc.                                713,200      51,243,420
                                                                 -------------
                                                                    98,598,180
  CABLE TELEVISION SERVICES - 1.0%
     EchoStar Communications Corporation(1)            930,900      35,625,543

  COSMETICS - 1.4%
     The Estee Lauder Companies, Inc.                1,469,800      50,120,180

  CONSUMER ELECTRONICS - 1.3%
     VeriSign, Inc.(1)                               1,357,900      18,290,913
     Yahoo!, Inc.(1)                                   807,400      28,565,812
                                                                 -------------
                                                                    46,856,725
  HOTEL/MOTEL - 1.1%
     Starwood Hotels & Resorts Worldwide, Inc.       1,147,500      39,933,000

  PUBLISHING: NEWSPAPERS - 1.1%
     The New York Times Company                        887,500      38,570,750

  RADIO & TV BROADCASTING - 1.6%
     Entercom Communications Corporation(1)            552,000      24,740,640
     Univision Communications, Inc.(1)                 981,900      31,352,067
                                                                 -------------
                                                                    56,092,707
  RESTAURANTS - 1.7%
     Starbucks Corporation(1)                          964,500      27,777,600
     Wendy's International, Inc.                       943,200      30,465,360
                                                                 -------------
                                                                    58,242,960

                                                                           11
                                                                         ------
                                                                         ELEVEN

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                   ============    =============
CONSUMER DISCRETIONARY (CONTINUED)
  RETAIL - 5.9%
     Abercrombie & Fitch Company - Class A(1)          884,200     $24,501,182
     CarMax, Inc. (1)                                  855,000      27,924,300
     Costco Wholesale Corporation(1)                 1,414,100      43,950,228
     Dollar Tree Stores, Inc.(1)                       705,900      23,647,650
     Kohl's Corporation(1)                             570,700      30,532,450
     Staples, Inc.(1)                                1,814,600      43,096,750
     Williams-Sonoma, Inc.(1)                          517,200      13,954,056
                                                                 -------------
                                                                   207,606,616
  SERVICES: COMMERCIAL - 4.9%
     Accenture Ltd - Class A(1)                      3,087,600      68,976,984
     BearingPoint, Inc.(1)                           1,616,900      12,902,862
     Getty Images, Inc.(1)                             537,200      18,887,952
     InterActiveCorp(1)                                978,900      32,352,645
     Robert Half International, Inc.(1)              1,920,387      37,447,547
                                                                 -------------
                                                                   170,567,990
  TOYS - 1.3%
     Mattel, Inc.                                    2,327,900      44,136,984

CONSUMER STAPLES - 1.6%
  DRUG & GROCERY STORE CHAINS - 0.6%
     Whole Foods Market, Inc.(1)                       425,700      23,490,126

  FOODS - 1.0%
     Dean Foods Company(1)                           1,096,950      34,038,358

FINANCIAL SERVICES - 12.4%
  BANKS: OUTSIDE NEW YORK CITY - 0.6%
     CapitalSource, Inc.(1)                            514,600       9,005,500
     Comerica, Inc.                                    263,600      12,283,760
                                                                 -------------
                                                                    21,289,260
  DIVERSIFIED FINANCIAL SERVICES - 1.1%
     CIT Group, Inc.                                 1,361,600      39,159,616

  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.2%
     Fiserv, Inc.(1)                                 1,097,700      39,769,671
     Paychex, Inc.                                   1,082,900      36,742,797
                                                                 -------------
                                                                    76,512,468
  FINANCIAL MISCELLANEOUS - 1.5%
     MGIC Investment Corporation                       993,100      51,710,717

  INSURANCE: PROPERTY-CASUALTY - 2.0%
     Platinum Underwriters Holdings, Ltd.              927,800      26,071,180
     XL Capital Limited                                585,400      45,333,376
                                                                 -------------
                                                                    71,404,556
  INVESTMENT MANAGEMENT COMPANIES - 2.4%
     SEI Investments Company                         1,367,900      44,456,750
     T. Rowe Price Group, Inc.                       1,021,300      42,138,838
                                                                 -------------
                                                                    86,595,588
  SAVINGS & LOANS - 0.8%
     Golden West Financial Corporation                 303,000      27,121,530


  12
------
TWELVE

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                      SHARES
                                                       HELD            VALUE
                                                   ============    =============
FINANCIAL SERVICES (CONTINUED)
  SECURITIES BROKERAGE & SERVICES - 1.8%
     Ameritrade Holding Corporation(1)               1,931,500     $21,729,375
     LaBranche & Co., Inc.                             872,400      12,737,040
     The Charles Schwab Corporation                  2,331,100      27,763,401
                                                                 -------------
                                                                    62,229,816
HEALTHCARE - 13.3%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 2.4%
     Invitrogen Corporation(1)                         848,500      49,204,515
     Millennium Pharmaceuticals, Inc.(1)             2,177,000      33,504,030
                                                                 -------------
                                                                    82,708,545
  DRUGS & PHARMACEUTICALS - 5.3%
     Allergan, Inc.                                    321,400      25,303,822
     AmerisourceBergen Corporation                     203,700      11,009,985
     Andrx Corporation(1)                            1,488,800      27,557,688
     Biovail Corporation(1)                            604,200      22,446,030
     Gilead Sciences, Inc.(1)                          473,500      26,482,855
     IVAX Corporation(1)                             1,018,900      19,970,440
     Mylan Laboratories Inc.                         1,410,400      54,511,960
                                                                 -------------
                                                                   187,282,780
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 3.0%
     Becton, Dickinson and Company                     607,800      21,953,736
     Boston Scientific Corporation(1)                  835,200      53,285,760
     Zimmer Holdings, Inc.(1)                          535,200      29,489,520
                                                                 -------------
                                                                   104,729,016
  MISCELLANEOUS HEALTH CARE - 0.3%
     Alcon, Inc.                                       177,600       9,972,240

  HEALTHCARE MANAGEMENT SERVICES - OTHER - 2.3%
     Anthem, Inc.(1)                                   364,200      25,978,386
     Caremark Rx, Inc.(1)                            2,458,300      55,557,580
                                                                 -------------
                                                                    81,535,966
MATERIALS & PROCESSING - 3.0%
  CONTAINERS & PACKAGING: PAPER & PLASTIC - 2.2%
     Pactiv Corporation(1)                           1,825,800      37,027,224
     Smurfit-Stone Container Corporation(1)          2,701,300      40,465,474
                                                                 -------------
                                                                    77,492,698
  ENGINEERING & CONTRACTING SERVICES - 0.8%
     Fluor Corporation                                 741,200      27,668,996

OTHER - 0.4%
  MULTI-SECTOR COMPANIES - 0.4%
     Brunswick Corporation                             513,900      13,196,952

OTHER ENERGY - 4.8%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 3.5%
     Nabors Industries, Ltd.(1)                        880,300      32,799,978
     Smith International, Inc.(1)                    1,529,400      55,027,812
     Weatherford International, Ltd.(1)                927,300      35,033,394
                                                                 -------------
                                                                   122,861,184
  UTILITIES: GAS PIPELINES - 1.3%
     The Williams Companies, Inc.                    4,755,900      44,800,578

                                                                          13
                                                                       --------
                                                                       THIRTEEN

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                                      SHARES
                                                       HELD            VALUE
                                                   ============    =============
PRODUCER DURABLES - 7.8%
  AEROSPACE - 0.4%
     Alliant Techsystems, Inc.(1)                      293,900     $14,121,895

  DIVERSIFIED PRODUCTION - 1.4%
     Danaher Corporation                               693,200      51,199,752

  ELECTRICAL EQUIPMENT & COMPONENTS - 1.4%
     Molex, Inc.                                     1,754,800      50,169,732

  ELECTRONICS: INSTRUMENTS GAUGES & METERS - 0.9%
     Thermo Electron Corporation(1)                  1,497,400      32,493,580

  MISCELLANEOUS EQUIPMENT - 1.3%
     W.W. Grainger, Inc.                               950,800      45,210,540

  OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.6%
     Diebold, Inc.                                     394,600      19,986,490

  PRODUCTION TECHNOLOGY EQUIPMENT - 1.8%
     KLA - Tencor Corporation(1)                       533,000      27,396,200
     Novellus Systems, Inc.(1)                       1,031,700      34,819,875
                                                                 -------------
                                                                    62,216,075
TECHNOLOGY - 22.2%
  COMMUNICATIONS TECHNOLOGY - 7.3%
     Avaya, Inc.(1)                                  3,002,200      32,723,980
     Avocent Corporation(1)                            423,100      12,815,699
     Corning, Inc.(1)                                4,400,800      41,455,536
     Juniper Networks, Inc.(1)                       2,227,800      33,238,776
     Network Associates, Inc.(1)                     2,682,200      36,907,072
     Nortel Networks Corporation(1)                  8,184,000      33,554,400
     Research In Motion Limited(1)                     835,900      31,931,380
     Symbol Technologies, Inc.                       2,906,000      34,726,700
                                                                 -------------
                                                                   257,353,543
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 7.0%
     Adobe Systems Incorporated                      1,120,400      43,986,904
     Amdocs, Ltd.(1)                                 1,333,400      25,067,920
     BEA Systems, Inc.(1)                            3,451,000      41,584,550
     Cognos, Inc.(1)                                 1,210,200      37,540,404
     Seagate Technology                              1,979,800      53,850,560
     VERITAS Software Corporation(1)                 1,353,900      42,512,460
                                                                 -------------
                                                                   244,542,798
  COMPUTER TECHNOLOGY - 1.7%
     Apple Computer, Inc.(1)                         1,336,800      27,578,184
     Network Appliance, Inc.(1)                      1,645,900      33,790,327
                                                                 -------------
                                                                    61,368,511
  ELECTRONICS - 0.5%
     Vishay Intertechnology, Inc.(1)                   957,800      16,780,656

  ELECTRONICS: TECHNOLOGY - 1.3%
     Rockwell Automation, Inc.                       1,739,400      45,659,250

   14
--------
FOURTEEN

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                                      SHARES
                                                       HELD            VALUE
                                                   ============    =============
TECHNOLOGY (CONTINUED)
  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.4%
     Agere Systems, Inc. - Class A(1)                5,581,400     $17,134,898
     Agere Systems, Inc. - Class B(1)                4,757,300      13,748,597
     Linear Technology Corporation                   1,310,600      46,932,586
     PMC-Sierra, Inc.(1)                             2,023,700      26,694,627
     Xilinx, Inc.(1)                                 1,718,700      49,000,137
                                                                 -------------
                                                                   153,510,845

UTILITIES - 0.7%
  UTILITIES: TELECOMMUNICATIONS - 0.7%
     Sprint Corporation(1)                           4,414,300      25,293,939

                                                                --------------
TOTAL COMMON STOCKS (Cost $2,928,147,650)                       $3,353,487,740

                                                        PAR
                                                      AMOUNT
                                                   ============
SHORT-TERM INVESTMENTS
  (CASH EQUIVALENTS) - 4.7%
  Repurchase agreement with State Street Bank
     and Trust Company, 0.75%, dated 9/30/03,
     due 10/1/03, maturity value $165,996,458,
     collateralized by $67,318,589 market value
     Federal National Mortgage Association Note,
     1.18%, due 7/27/04, and $102,000,916 market
     value Federal Home Loan Mortgage Corporation
     Note, 1.20%, due 8/6/2004
     (Cost $165,993,000)                          $165,993,000     165,993,000
                                                                --------------

TOTAL INVESTMENTS - 100.2% (Cost $3,094,140,650)                 3,519,480,740

OTHER ASSETS LESS LIABILITIES - (0.2%)                             (6,722,137)
                                                                --------------
TOTAL NET ASSETS - 100.0%(2)                                    $3,512,758,603
                                                                ==============

(1)  Non-income producing security.
(2)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                           15
                                                                        -------
                                                                        FIFTEEN

ARTISAN FUNDS, INC.

Statements of Assets & Liabilities - September 30, 2003

                                                ARTISAN             ARTISAN
                                          INTERNATIONAL FUND     MID CAP FUND
                                          ==================   ================
ASSETS:
Investments in securities,
  unaffiliated, at value .................... $  8,304,677,389  $3,353,487,740
Investments in securities,
  affiliated, at value  .....................    424,648,022                 -
Short-term investments
  (repurchase agreements), at value .........     95,177,000       165,993,000
                                              --------------------------------
TOTAL INVESTMENTS............................  8,824,502,411     3,519,480,740
Cash  .......................................            752               364
Receivable from investments sold.............     28,915,270        56,209,421
Receivable from forward currency contracts...     40,653,395                 -
Receivable from fund shares sold.............     65,248,493        18,772,262
Dividends and interest receivable............     35,408,146           943,330
                                              --------------------------------
TOTAL ASSETS.................................  8,994,728,467     3,595,406,117

LIABILITIES:
Payable for investments purchased............     19,006,026        76,914,380
Payable for forward currency contracts.......     40,719,491                 -
Payable for fund shares redeemed.............     29,984,752         4,661,657
Payable for operating expenses...............      2,745,810         1,071,477
Payable for withholding taxes................      2,879,322                 -
                                              --------------------------------
TOTAL LIABILITIES............................     95,335,401        82,647,514
                                              --------------------------------
TOTAL NET ASSETS ............................ $8,899,393,066    $3,512,758,603
                                              ================================


NET ASSETS CONSIST OF:
Fund shares issued and outstanding........... $10,590,297,266  $ 3,619,824,485
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions ......................  (306,485,129)       425,340,090
Accumulated undistributed net investment
  income (loss) .............................    101,915,854                 -
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions ............. (1,486,334,925)    (532,405,972)
                                              --------------------------------
                                              $8,899,393,066    $3,512,758,603
                                              ================================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares......................... $5,544,691,408    $2,583,182,013
     Institutional Shares.................... $3,354,701,658      $929,576,590
Shares outstanding
     Investor Shares.........................    335,180,557       111,765,388
     Institutional Shares....................    201,686,520        39,925,471
Net asset value, offering price and
  redemption price per share
     Investor Shares.........................         $16.54            $23.11
     Institutional Shares....................         $16.63            $23.28
Cost of securities of
  unaffiliated issuers held ................. $8,595,953,547    $3,094,140,650
Cost of securities of affiliated
  issuers held                                  $535,925,017                $-

    The accompanying notes are an integral part of the financial statements.

  16
-------
SIXTEEN

ARTISAN FUNDS, INC.

Statements of Operations


                                                                       ARTISAN                                 ARTISAN
                                                                  INTERNATIONAL FUND                         MID CAP FUND
                                                          =================================       =================================
                                                           PERIOD ENDED         YEAR ENDED         PERIOD ENDED         YEAR ENDED
                                                            9/30/03(4)           6/30/03            9/30/03(4)           6/30/03
                                                          =========================================================================
INVESTMENT INCOME:
Interest..............................................   $     304,072      $    2,825,610        $    315,857       $   1,630,118
Dividends, from unaffiliated issuers(1)...............      33,361,570         176,343,076           2,975,086          13,653,667
Dividends, from affiliated issuers(1).................       3,627,004           2,344,814                   -                   -
Other.................................................         412,122           2,995,772                   -                   -
                                                          --------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     37,704,768         184,509,272           3,290,943          15,283,785

EXPENSES:
Advisory fees.........................................      20,395,030          66,306,063           8,025,858          22,682,765
Transfer agent fees
     Investor Shares..................................       2,693,210           8,331,967           1,184,401           3,493,286
     Institutional Shares.............................           8,409              32,233               5,986              23,232
Shareholder communications
     Investor Shares..................................         506,499           1,177,617             239,560             535,187
     Institutional Shares.............................           4,797              19,011               1,739               5,954
Custodian fees........................................       1,208,462           3,945,008             102,873             308,898
Accounting fees.......................................          19,918              73,299              17,082              61,059
Professional fees.....................................          93,801             301,743              43,312             116,996
Registration fees
     Investor Shares..................................          29,428             124,912              38,952              89,446
     Institutional Shares.............................          31,250             127,627              13,218              46,330
Directors' fees.......................................          43,746             180,436              16,707              60,352
Other operating expenses..............................          51,890             163,719              24,596              68,466
                                                          --------------------------------------------------------------------------
Total operating expenses before amounts waived
  or paid by the Adviser..............................      25,086,440          80,783,635           9,714,284          27,491,971
Less amounts waived or paid by the Adviser............        (21,084)                   -            (14,194)                   -
                                                          --------------------------------------------------------------------------
NET EXPENSES..........................................      25,065,356          80,783,635           9,700,090          27,491,971
                                                          --------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..........................      12,639,412         103,725,637         (6,409,147)        (12,208,186)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments......................................   74,854,666(2)    (529,007,531)(3)         105,075,097       (325,149,190)
     Foreign currency related transactions............     (1,317,643)        (10,809,131)                   -                   -
                                                          --------------------------------------------------------------------------
                                                            73,537,023       (539,816,662)         105,075,097       (325,149,190)
Net increase (decrease) in unrealized
  appreciation/depreciation on:
     Investments......................................     409,874,381       (423,541,570)          90,208,363         376,988,686
     Foreign currency related transactions............         538,027              52,282                   -                   -
                                                          --------------------------------------------------------------------------
                                                           410,412,408       (423,489,288)          90,208,363         376,988,686
                                                          --------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS................................      483,949,431       (963,305,950)         195,283,460          51,839,496
                                                          --------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.....................................    $496,588,843      $(859,580,313)        $188,874,313      $   39,631,310
                                                          ==========================================================================


(1)  Net of foreign taxes withheld of:

                                      Unaffiliated issuers   Affiliated issuers
--------------------------------------------------------------------------------
Artisan International Fund   9/30/03       $  3,660,412           $393,960
                             6/30/03         22,229,774             14,358

(2)  Including $(1,994,615) from affiliated issuers.
(3)  Including $(7,613,533) from affiliated issuers.
(4) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                          17
                                                                      ---------
                                                                      SEVENTEEN

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets


                                                                                         ARTISAN INTERNATIONAL FUND
                                                                          =========================================================
                                                                            PERIOD ENDED         YEAR ENDED          YEAR ENDED
                                                                              9/30/03(1)           6/30/03             6/30/02
                                                                          =========================================================
OPERATIONS:
Net investment income (loss)..........................................     $    12,639,412     $   103,725,637     $    51,719,319
Net realized gain (loss) on:
     Investments......................................................          74,854,666       (529,007,531)       (393,817,449)
     Foreign currency related transactions............................         (1,317,643)        (10,809,131)         (2,431,313)
Net increase (decrease) in unrealized appreciation/depreciation on:
     Investments......................................................         409,874,381       (423,541,570)         (9,921,060)
     Foreign currency related transactions............................             538,027              52,282             569,310
                                                                      --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......         496,588,843       (859,580,313)       (353,881,193)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares..................................................                   -        (31,901,533)        (13,657,908)
     Institutional Shares.............................................                   -        (18,341,682)         (8,134,964)
Net realized gains on investment transactions:
     Investor Shares..................................................                   -                   -                   -
     Institutional Shares.............................................                   -                   -                   -
                                                                      --------------------------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS..............................                   -        (50,243,215)        (21,792,872)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ...............................         244,966,499       1,716,020,036       2,333,625,659
                                                                      --------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................         741,555,342         806,196,508       1,957,951,594
                                                                      --------------------------------------------------------------
Net assets, beginning of period.......................................       8,157,837,724       7,351,641,216       5,393,689,622
                                                                      --------------------------------------------------------------
NET ASSETS, END OF PERIOD.............................................      $8,899,393,066      $8,157,837,724      $7,351,641,216
                                                                      ==============================================================

Accumulated undistributed net investment income (loss)................      $  101,915,854    $     90,594,085    $     47,858,931
                                                                      ==============================================================



(1) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.

    The accompanying notes are an integral part of the financial statements.

   18
--------
EIGHTEEN

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets


                                                                                            ARTISAN MID CAP FUND
                                                                          =========================================================
                                                                            PERIOD ENDED         YEAR ENDED          YEAR ENDED
                                                                              9/30/03(1)           6/30/03             6/30/02
                                                                          =========================================================
OPERATIONS:
Net investment income (loss)..........................................   $     (6,409,147)    $   (12,208,186)    $   (13,844,376)
Net realized gain (loss) on:
     Investments......................................................         105,075,097       (325,149,190)       (197,300,635)
     Foreign currency related transactions............................                   -                   -                   -
Net increase (decrease) in unrealized appreciation/depreciation on:
     Investments......................................................          90,208,363         376,988,686       (147,245,296)
     Foreign currency related transactions............................                   -                   -                   -
                                                                      --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......         188,874,313          39,631,310       (358,390,307)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares..................................................                   -                   -                   -
     Institutional Shares.............................................                   -                   -                   -
Net realized gains on investment transactions:
     Investor Shares..................................................                   -                   -                   -
     Institutional Shares.............................................                   -                   -                   -
                                                                      --------------------------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS..............................                   -                   -                   -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ...............................         208,283,211         770,633,859       1,117,916,637
                                                                      --------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................         397,157,524         810,265,169         759,526,330
                                                                      --------------------------------------------------------------
Net assets, beginning of period.......................................       3,115,601,079       2,305,335,910       1,545,809,580
                                                                      --------------------------------------------------------------
NET ASSETS, END OF PERIOD.............................................      $3,512,758,603      $3,115,601,079      $2,305,335,910
                                                                      ==============================================================

Accumulated undistributed net investment income (loss)................    $              -    $              -    $              -
                                                                      ==============================================================


(1) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.

    The accompanying notes are an integral part of the financial statements.

                                                                          19
                                                                       --------
                                                                       NINETEEN

ARTISAN FUNDS, INC.

Financial Highlights - For a share outstanding throughout each period



                                                   NET ASSET        NET      NET REALIZED  TOTAL INCOME   DIVIDENDS
                                       YEAR OR       VALUE       INVESTMENT AND UNREALIZED  (LOSS) FROM    FROM NET
                                       PERIOD      BEGINNING       INCOME   GAIN (LOSS) ON  INVESTMENT    INVESTMENT
                                        ENDED      OF PERIOD     (LOSS)(1)    INVESTMENTS   OPERATIONS      INCOME
                                    ================================================================================
ARTISAN INTERNATIONAL FUND
                                    --------------------------------------------------------------------------------
Institutional Shares                 9/30/03(4)        $15.71        $ 0.03        $0.89         $0.92       $     -
                                    --------------------------------------------------------------------------------
                                        6/30/03         18.24          0.25       (2.65)        (2.40)        (0.13)
                                    --------------------------------------------------------------------------------
                                        6/30/02         19.62          0.18       (1.46)        (1.28)        (0.10)
                                    --------------------------------------------------------------------------------
                                        6/30/01         30.22          0.16       (7.21)        (7.05)             -
                                    --------------------------------------------------------------------------------
                                        6/30/00         18.70          0.03        12.09         12.12        (0.06)
                                    --------------------------------------------------------------------------------
                                        6/30/99         16.26          0.11         2.62          2.73        (0.05)
                                    --------------------------------------------------------------------------------


ARTISAN MID CAP FUND
                                    --------------------------------------------------------------------------------
Institutional Shares                 9/30/03(4)        $21.96       $(0.03)        $1.35         $1.32       $     -
                                    --------------------------------------------------------------------------------
                                        6/30/03         22.24        (0.07)    (0.21)(6)        (0.28)             -
                                    --------------------------------------------------------------------------------
                                        6/30/02         26.48        (0.13)       (4.11)        (4.24)             -
                                    --------------------------------------------------------------------------------
                                        6/30/01         27.57        (0.08)      0.02(6)        (0.06)             -


(1)  Computed based on average shares outstanding.
(2)  Periods less than 12 months (where applicable) are not annualized.
(3)  Periods less than 12 months (where applicable) are annualized.
(4) For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(5)  The ratios of expenses to average net assets and net investment income
     (loss) to average net assets exclude expenses waived or paid by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows (periods less than 12 months, where applicable, are annualized):

                                                RATIO OF        RATIO OF NET
                                               EXPENSES TO   INVESTMENT INCOME
                                     PERIOD    AVERAGE NET   (LOSS) TO AVERAGE
FUND                                 ENDED       ASSETS          NET ASSETS
Artisan International Fund
  Institutional Shares              9/30/03       1.00              0.73
Artisan Mid Cap Fund
  Institutional Shares              9/30/03       0.98             (0.59)

(6) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

  20
------
TWENTY


                                                                                                          RATIO OF NET
                      DISTRIBUTIONS                NET ASSET                  NET ASSETS     RATIO OF      INVESTMENT
                        FROM NET                     VALUE                      END OF       EXPENSES     INCOME (LOSS) PORTFOLIO
                        REALIZED        TOTAL         END          TOTAL        PERIOD      TO AVERAGE     TO AVERAGE    TURNOVER
                          GAINS     DISTRIBUTIONS  OF PERIOD     RETURN(2)    (MILLIONS)   NET ASSETS(3)  NET ASSETS(3)  RATE(2)
                      ==============================================================================================================
ARTISAN INTERNATIONAL FUND
                      --------------------------------------------------------------------------------------------------------------
Institutional Shares       $    -       $     -        $16.63          5.9%     $3,354.7      1.00%(5)      0.73%(5)        15.23%
                      --------------------------------------------------------------------------------------------------------------
                                -        (0.13)         15.71        (13.1)      2,975.0          1.01          1.68         37.13
                      --------------------------------------------------------------------------------------------------------------
                                -        (0.10)         18.24         (6.5)      2,062.0          1.01          1.01         50.67
                      --------------------------------------------------------------------------------------------------------------
                           (3.55)        (3.55)         19.62        (24.5)      1,486.6          1.03          0.70         72.01
                      --------------------------------------------------------------------------------------------------------------
                           (0.54)        (0.60)         30.22          66.0      1,136.2          1.08          0.09         99.02
                      --------------------------------------------------------------------------------------------------------------
                           (0.24)        (0.29)         18.70          17.6        179.6          1.17          0.68         79.41
                      --------------------------------------------------------------------------------------------------------------


ARTISAN MID CAP FUND
                      --------------------------------------------------------------------------------------------------------------
Institutional Shares      $     -       $     -        $23.28          6.1%    $   929.6      0.98%(5)    (0.59)%(5)        26.52%
                      --------------------------------------------------------------------------------------------------------------
                                -             -         21.96         (1.3)        829.0          1.00        (0.36)        102.85
                      --------------------------------------------------------------------------------------------------------------
                                -             -         22.24        (16.0)        449.8          1.02        (0.56)        121.14
                      --------------------------------------------------------------------------------------------------------------
                           (1.03)        (1.03)         26.48         (0.4)        212.2          1.08        (0.29)        153.95


    The accompanying notes are an integral part of the financial statements.

                                                                          21
                                                                      ----------
                                                                      TWENTY-ONE

ARTISAN FUNDS, INC.
INSTITUTIONAL SHARES

Notes to Financial Statements - September 30, 2003

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds. Artisan International Fund and Artisan Mid Cap Fund, two series of Artisan Funds, (each a "Fund" and collectively the "Funds") commenced operations on December 28, 1995 and June 27, 1997, respectively. Each Fund's investment objective is to seek long-term capital growth.

     The Funds offer shares of capital stock of two classes - Institutional Shares and Investor Shares. The Artisan International Fund and the Artisan Mid Cap Fund began offering Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Funds has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each equity security traded on a securities exchange is valued at the last current sale price as of the time of valuation on the exchange on which the security is principally traded (the "principal exchange"), or lacking any current reported sale on the principal exchange at the time of valuation, at the last current sale price as of the time of valuation on a secondary exchange, or lacking any current sale price on the principal or a secondary exchange as of the time of valuation, at the most recent bid quotation on the principal exchange, except that securities listed on the London Stock Exchange shall be valued at the mean of the close of day bid and ask, and each security traded in the Nasdaq Stock Market ("Nasdaq") shall be valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, the last current reported sale price as of the time of valuation on Nasdaq, or lacking any current reported sale on Nasdaq at the time of valuation, at the most recent bid quotation on Nasdaq. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued by a valuation committee at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market.

    22
----------
TWENTY-TWO

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to i) comply with all provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          Artisan International Fund may enter into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. Artisan International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Repurchase agreements - Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Securities lending - During the period ended September 30, 2003 and year ended June 30, 2003, Artisan International Fund entered into various securities lending transactions with borrowers approved by the Fund's Board of Directors. Income of $185,160 and $2,995,772, respectively, from securities lending is included in Other Income on the Statements of Operations. As of September 30, 2003 there were no securities on loan. Artisan International Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

     (g) Directed Brokerage - Each of the Funds may direct portfolio trades, subject to obtaining the best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the applicable Fund as cash payments and are included in Other Income on the Statements of Operations for Artisan International Fund in the amount of $226,962.

                                                                        23
                                                                   ------------
                                                                   TWENTY-THREE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     (h) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (i) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which the officers and certain directors of the Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

                    Average Daily Net Assets            Annual Rate
                    ----------------------------        -----------
                    Less than $500 million                 1.000%
                    $500 million to $750 million           0.975
                    $750 million to $1 billion             0.950
                    Greater than $1 billion                0.925

     Shares of Artisan Funds are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly-owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     During the period ended September 30, 2003, the Adviser agreed to reimburse expenses related to the change in fiscal year from June 30 to September 30. These reimbursements are reflected in the Statements of Operations. The total amounts due to the Funds from the Adviser for Artisan International Fund and Artisan Mid Cap Fund as of September 30, 2003 were $21,084 and $14,194, respectively.

     Each director who is not an interested person of Artisan Funds or the Adviser received an annual retainer of $49,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director received a supplemental annual retainer of $3,000. These fees were generally allocated to each Fund in proportion to the Funds' net assets.

    24
-----------
TWENTY-FOUR

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(4)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may borrow under the Investment Company Act, the limitations included in the Fund's prospectus, or any limit or restriction under any law or regulation to which the Fund is subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the period ended September 30, 2003.

(5)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the period ended September 30, 2003 were as follows:

     FUND                        SECURITY PURCHASES    SECURITY SALES
     ---------------------------------------------------------------------------
     ARTISAN INTERNATIONAL FUND     $1,477,211,542      $1,285,740,178
     ---------------------------------------------------------------------------
     ARTISAN MID CAP FUND            1,022,761,654         851,333,067
     ---------------------------------------------------------------------------

(6)  TRANSACTIONS IN SECURITIES OF AFFILIATES:
     If one or more of the Artisan Funds owns, in the aggregate, 5% or more of the outstanding voting securities of a portfolio company, that company is deemed to be an affiliate of the Funds under the Investment Company Act of 1940. During the period ended September 30, 2003, Artisan International Fund held securities of affiliates or purchased and sold securities of affiliates in open market transactions and received dividends from affiliates as summarized below:


                                                                                                            SEPTEMBER 30, 2003
                                SHARE                                                                    ------------------------
                               BALANCE        PURCHASE        SALES         REALIZED       DIVIDEND        SHARE
SECURITY                       6/30/03          COST           COST       GAIN/(LOSS)       INCOME        BALANCE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
CanWest Global Communications
  Corp.(1)                     4,004,998         $    -         $    -       $      -         $    -      4,004,998    $33,066,070
-----------------------------------------------------------------------------------------------------------------------------------
Clariant AG(1)                 8,999,193              -              -              -              -      8,999,193    118,302,772
-----------------------------------------------------------------------------------------------------------------------------------
Corus Entertainment, Inc.,
  Class B(1)                   2,929,750              -              -              -              -      2,929,750     50,980,470
-----------------------------------------------------------------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.,
  Series C(2)                 33,674,300              -     12,498,629    (1,994,615)              -     29,108,000     72,141,246
-----------------------------------------------------------------------------------------------------------------------------------
Imperial Chemical
  Industries PLC(3)           54,671,863     12,332,375              -              -      2,583,116     59,764,246    164,661,279
-----------------------------------------------------------------------------------------------------------------------------------
Rhodia S.A.                    8,837,821      2,297,909              -              -      1,043,888      9,177,312     57,637,431
-----------------------------------------------------------------------------------------------------------------------------------


(1) Non-income producing security.
(2) Issuer was no longer an affiliate as of September 30, 2003
(3) Issuer was not an affiliate as of June 30, 2003.

                                                                         25
                                                                    -----------
                                                                    TWENTY-FIVE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                                        GROSS           GROSS     NET APPRECIATION/
                                       COST OF       UNREALIZED      UNREALIZED     (DEPRECIATION)  UNDISTRIBUTED    UNDISTRIBUTED
FUND                                 INVESTMENTS    APPRECIATION    DEPRECIATION    ON INVESTMENTS  ORDINARY INCOME LONG-TERM GAIN
------------------------------------------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND        $9,220,603,060     $597,246,384  $(993,347,033)  $(396,100,649)    $101,850,701     $          -
-----------------------------------------------------------------------------------------------------------------------------------
ARTISAN MID CAP FUND               3,126,873,269      457,171,903    (64,564,432)     392,607,471               -                -
-----------------------------------------------------------------------------------------------------------------------------------



  The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

  There were no dividends or long-term capital gain distributions paid during the period ended September 30, 2003. The tax basis of (i) dividends and long-term capital gain distributions paid during the year ended June 30, 2003, and
  (ii) dividends and long-term capital gain distributions paid during the year ended June 30, 2002; capital loss carryovers as of September 30, 2003; and capital loss carryovers utilized during the period ended September 30, 2003 are as follows:

                                                                                                                      PERIOD ENDED
                                YEAR ENDED 6/30/03           YEAR ENDED 6/30/02                 AS OF 9/30/03            9/30/03
                             -------------------------------------------------------------------------------------------------------
                               ORDINARY      LONG-TERM      ORDINARY       LONG-TERM     NET CAPITAL    CAPITAL LOSS   CAPITAL LOSS
                                INCOME      CAPITAL GAIN     INCOME       CAPITAL GAIN       LOSS        CARRYOVER      CARRYOVER
FUND                          DIVIDENDS    DISTRIBUTIONS   DIVIDENDS     DISTRIBUTIONS  CARRYOVERS(1)    EXPIRATION      UTILIZED
------------------------------------------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND   $50,243,215       $      -    $21,792,872       $      -   $116,228,014           2008              -
                                                                                         694,241,382           2009
                                                                                         384,841,928           2010
                                                                                         202,299,105           2011
------------------------------------------------------------------------------------------------------------------------------------
ARTISAN MID CAP FUND                   -              -              -              -    166,421,032           2009     11,589,556
                                                                                         333,252,323           2010
------------------------------------------------------------------------------------------------------------------------------------


(1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

    26
----------
TWENTY-SIX

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:

                                                              ARTISAN INTERNATIONAL FUND                 ARTISAN MID CAP FUND
                                                         ===================================     ===================================
                                                             Investor         Institutional          Investor         Institutional
Period ended September 30, 2003                               Shares              Shares              Shares              Shares
============================================================================================     ===================================
Proceeds from shares issued.......................     $ 1,653,682,408     $   222,370,761     $   320,410,216      $   56,462,660
Net asset value of shares issued in
  reinvestment of distributions  .................                   -                   -                   -                   -
Cost of shares redeemed...........................     (1,607,024,622)        (24,062,048)       (161,733,175)         (6,856,490)
                                                    --------------------------------------    --------------------------------------
Net increase (decrease) from fund
     share transactions...........................    $     46,657,786     $   198,308,713     $   158,677,041      $   49,606,170
                                                    ======================================    ======================================


Shares sold.......................................         102,140,758          13,738,314          13,957,902           2,468,566
Shares issued in reinvestment
     of distributions.............................                   -                   -                   -                   -
Shares redeemed...................................        (98,579,720)         (1,477,132)         (7,041,572)           (296,096)
                                                    --------------------------------------    --------------------------------------
Net increase (decrease) in capital shares.........           3,561,038          12,261,182           6,916,330           2,172,470
                                                    ======================================    ======================================



                                                              ARTISAN INTERNATIONAL FUND                 ARTISAN MID CAP FUND
                                                         ===================================     ===================================
                                                             Investor         Institutional          Investor         Institutional
Year ended June 30, 2003                                      Shares              Shares              Shares              Shares
============================================================================================     ===================================
Proceeds from shares issued.......................     $ 6,609,449,427      $1,265,372,555      $1,165,389,769        $364,499,717
Net asset value of shares issued in
  reinvestment of distributions  .................          29,416,168          16,663,234                   -                   -
Cost of shares redeemed...........................     (6,063,741,583)       (141,139,765)       (740,991,149)        (18,264,478)
                                                    --------------------------------------    --------------------------------------
Net increase (decrease) from fund
     share transactions...........................    $    575,124,012      $1,140,896,024     $   424,398,620        $346,235,239
                                                    ======================================    ======================================


Shares sold.......................................         448,720,763          84,658,208          58,902,392          18,444,267
Shares issued in reinvestment
     of distributions.............................           1,986,215           1,121,348                   -                   -
Shares redeemed...................................       (410,530,756)         (9,434,864)        (37,879,947)           (921,013)
                                                    --------------------------------------    --------------------------------------
Net increase (decrease) in capital shares.........          40,176,222          76,344,692          21,022,445          17,523,254
                                                    ======================================    ======================================


                                                                        27
                                                                   ------------
                                                                   TWENTY-SEVEN

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     Capital share transactions for the Funds were as follows:

                                                              ARTISAN INTERNATIONAL FUND                 ARTISAN MID CAP FUND
                                                         ===================================     ===================================
                                                             Investor         Institutional          Investor         Institutional
Year ended June 30, 2002                                      Shares              Shares              Shares              Shares
============================================================================================     ===================================
Proceeds from shares issued.......................      $5,291,916,630       $ 804,083,587      $1,658,139,576        $320,452,227
Net asset value of shares issued in
  reinvestment of distributions  .................          12,195,555           7,337,783                   -                   -
Cost of shares redeemed...........................     (3,654,275,679)       (127,632,217)       (838,081,569)        (22,593,597)
                                                    --------------------------------------    --------------------------------------
Net increase (decrease) from fund
     share transactions...........................      $1,649,836,506       $ 683,789,153     $   820,058,007        $297,858,630
                                                    ======================================    ======================================


Shares sold.......................................         291,977,419          44,007,369          68,336,403          13,136,926
Shares issued in reinvestment
     of distributions.............................             684,758             410,620                   -                   -
Shares redeemed...................................       (201,323,845)         (7,126,579)        (34,975,059)           (921,123)
                                                    --------------------------------------    --------------------------------------
Net increase (decrease) in capital shares.........          91,338,332          37,291,410          33,361,344          12,215,803
                                                    ======================================    ======================================


9.   CHANGE IN INDEPENDENT AUDITORS
     The Board of Directors and the audit committee of the Board of Directors recommended and approved Ernst & Young LLP as the Funds' independent auditors on August 26, 2003. PricewaterhouseCoopers LLP previously served as the Funds' independent auditors. There were no disagreements with the previous independent auditors and an unqualified opinion was issued on the June 30, 2003 financial statements of Artisan Funds.

10.  LITIGATION
     Artisan Funds and the Adviser are defendants in a lawsuit that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in Artisan International Fund for a period of more than 14 days during the five years prior to the filing of the lawsuit. The suit seeks compensatory and punitive damages, as well as interest, costs and attorney's fees. The lawsuit alleges, in summary, that Artisan Funds and the Adviser exposed long-term Artisan International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of Artisan International Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV");
     (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV. Artisan Funds and the Adviser intend to defend the lawsuit vigorously. Artisan Funds does not believe that the pending action will have a material affect on the financial statements of any Fund.

     28
------------
TWENTY-EIGHT

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan International Fund and Artisan Mid Cap Fund (two series of Artisan Funds, Inc., hereafter referred to as "the Funds") as of September 30, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the three-month period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Funds for the periods prior to September 30, 2003, were audited by other auditors whose report dated July 31, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States.Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Funds, Inc. as of September 30, 2003, and the results of their operations, changes in net assets and financial highlights for the three-month period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Milwaukee, Wisconsin
October 31, 2003

                                                                         29
                                                                    -----------
                                                                    TWENTY-NINE

NOTES ON MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The discussions of each Fund included in this Annual Report include statistical information about the portfolios of each of the Artisan Funds. Except as otherwise noted, that information is as of September 30, 2003; it varies with changes in a Fund's portfolio investments. Artisan Funds may consider an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed in that country than any other country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that Artisan Funds could deem a particular issuer to be from more than one country.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding common stock. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED HARMONIC AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year. MEDIAN P/E measures the median ratio of the portfolio stock prices to each stock's earnings. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
Each Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds' returns, the returns of each index, except each Lipper index, do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

The indices to which the Funds are compared are:

ARTISAN INTERNATIONAL FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R INDEX
(EAFE) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. EAFE's average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R GROWTH INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with higher price-to-book and higher forecasted growth values.

Each LIPPER INDEX reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. Artisan International Fund and Artisan Mid Cap Fund are included in their respective Lipper indices.

                                   TRADEMARKS
Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

  30
------
THIRTY

--------------------------------------------PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds' proxy voting policies and procedures, without charge, upon request by calling 800.399.1770. That information also is available on the Securities and Exchange Commission's website at http://www.sec.gov.

----------------------------------------------------------DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The Board of Directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below.


------------------------------------------------------------------------------------------------------------------------------------
                                      DATE FIRST
                           POSITIONS  ELECTED OR
    NAME AND AGE             HELD      APPOINTED            PRINCIPAL OCCUPATIONS                      DIRECTORSHIPS
    AT 11/01/03           WITH FUNDS   TO OFFICE             DURING PAST 5 YEARS                            HELD
------------------------------------------------------------------------------------------------------------------------------------
                                             DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
David A. Erne - 60         Director     3/27/95        Partner of the law firm            Trustee, Northwestern Mutual Life
                                                       Reinhart Boerner Van               Insurance Company (individual life
                                                       Deuren s.c., Milwaukee, WI         insurance, disability insurance and
                                                                                          annuity company)
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hefty - 56       Director     3/27/95        Retired; Adjunct Faculty,          None
                                                       Department of Business and
                                                       Economics, Ripon College;
                                                       Of Counsel to the law firm
                                                       Reinhart Boerner Van Deuren s.c.,
                                                       Milwaukee, WI. Until December 2002,
                                                       Chairman of the Board and Chief
                                                       Executive Officer of Cobalt
                                                       Corporation (provider of managed
                                                       care and specialty business
                                                       services)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Joerres - 43    Director     8/9/01         Chairman of the Board              Director, Johnson Controls, Inc.
                                                       (since May 2001), President and    (manufacturer of automotive systems and
                                                       Chief Executive Officer            building controls)
                                                       (since April 1999) of Manpower,
                                                       Inc. (non-governmental employment
                                                       service organization); formerly,
                                                       Senior Vice President, European
                                                       Operations and Global Account
                                                       Management and Development of
                                                       Manpower, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Patrick S. Pittard - 57    Director     8/9/01         Distinguished Executive in         Director, Jefferson Pilot Corporation
                                                       Residence (teaching position),     (individual and group life insurance and
                                                       University of Georgia. Until       annuity company); Former Chairman of the
                                                       November 2001, Chairman of the     Board, The University of Georgia
                                                       Board, President and Chief         Foundation; Member, Board of Regents of
                                                       Executive Officer of Heidrick &    the University System of Georgia
                                                       Struggles International, Inc.
                                                       (executive search firm)
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Witt - 63        Director     3/27/95        Chairman of the Board,             Director, Franklin Electric Co., Inc.
                                                       President and Chief Executive      (manufacturer of electric motors)
                                                       Officer of Littelfuse, Inc.
                                                       (manufacturer of advanced circuit
                                                       protection devices)
------------------------------------------------------------------------------------------------------------------------------------
                                              DIRECTORS WHO ARE "INTERESTED PERSONS"*
------------------------------------------------------------------------------------------------------------------------------------
Andrew A. Ziegler - 46     Director,    1/5/95         Managing Director of Artisan       None
                           Chairman                    Partners; Chairman and President
                           and Chief                   of Artisan Distributors
                           Executive
                           Officer
------------------------------------------------------------------------------------------------------------------------------------
Carlene Murphy             Director     3/27/95        Managing Director of Artisan       None
Ziegler - 47               and Vice                    Partners and Portfolio
                           President                   Co-Manager of Artisan Small
                                                       Cap Fund
------------------------------------------------------------------------------------------------------------------------------------


                                                                         31
                                                                     ----------
                                                                     THIRTY-ONE

DIRECTORS AND OFFICERS----------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                      DATE FIRST
                           POSITIONS  ELECTED OR
    NAME AND AGE             HELD      APPOINTED            PRINCIPAL OCCUPATIONS                      DIRECTORSHIPS
    AT 11/01/03           WITH FUNDS   TO OFFICE             DURING PAST 5 YEARS                            HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS OF ARTISAN FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Michael C. Roos - 45       President    8/5/99         Managing Director of Artisan       None
                                                       Partners; Vice President of
                                                       Artisan Distributors
------------------------------------------------------------------------------------------------------------------------------------
Lawrence A. Totsky - 44    Chief        1/22/98        Managing Director and Chief        None
                           Financial                   Financial Officer of Artisan
                           Officer and                 Partners; Vice President,
                           Treasurer                   Chief Financial Officer and
                                                       Treasurer of Artisan
                                                       Distributors.
------------------------------------------------------------------------------------------------------------------------------------
Janet D. Olsen - 47        General      1/18/01        Managing Director and General      None
                           Counsel and                 Counsel of Artisan Partners;
                           Secretary                   Vice President and Secretary
                                                       of Artisan Distributors;
                                                       prior to joining Artisan
                                                       Partners in November 2000,
                                                       Member of the law firm Bell,
                                                       Boyd & Lloyd LLC, Chicago, IL
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Yockey - 47        Vice         4/23/96        Managing Director of Artisan       None
                           President                   Partners and Portfolio Manager
                                                       of Artisan International Fund
                                                       and Artisan International
                                                       Small Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
Scott C. Satterwhite - 46  Vice         7/31/97        Managing Director of Artisan       None
                           President                   Partners and Portfolio Co-Manager
                                                       of Artisan Mid Cap Value Fund
                                                       and Artisan Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Andrew C. Stephens - 40    Vice         7/31/97        Managing Director of Artisan       None
                           President                   Partners and Portfolio Manager
                                                       of Artisan Mid Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
Marina T. Carlson - 39     Vice
                           President    8/5/99         Managing Director of Artisan       None
                                                       Partners and Portfolio Co-Manager
                                                       of Artisan Small Cap Fund;
                                                       prior to joining Artisan Partners
                                                       in 1999, Manager of Strong Mid
                                                       Cap Disciplined Fund from its
                                                       inception in December 1998
                                                       through March 1999; Portfolio
                                                       Co-Manager of Strong Opportunity
                                                       Fund and Strong Common Stock Fund,
                                                       prior thereto
------------------------------------------------------------------------------------------------------------------------------------
James C. Kieffer - 38      Vice         1/27/00        Managing Director of Artisan       None
                           President                   Partners and Portfolio Co-Manager
                                                       of Artisan Mid Cap Value Fund and
                                                       Artisan Small Cap Value Fund;
                                                       from 1997 to 2000, Research
                                                       Analyst for Artisan Partners
------------------------------------------------------------------------------------------------------------------------------------
N. David Samra - 39        Vice                        Managing Director of Artisan       None
                           President    6/5/02         Partners and Portfolio Manager
                                                       of Artisan International Value
                                                       Fund; from August 1997 to May
                                                       2002, Portfolio Manager and
                                                       Analyst for Harris Associates
                                                       L.P. (investment management firm)
------------------------------------------------------------------------------------------------------------------------------------
Gregory K. Ramirez - 33    Assistant    1/22/98        Managing Director of Client        None
                           Secretary                   Accounting and Administration
                           and                         of Artisan Partners since
                           Assistant                   January 2003, Director of
                           Treasurer                   Client Accounting and
                                                       Administration from January
                                                       2000 to December 2002 and
                                                       Controller of Artisan Partners
                                                       prior thereto; Assistant
                                                       Treasurer of Artisan
                                                       Distributors
------------------------------------------------------------------------------------------------------------------------------------
Sarah A. Johnson - 31      Assistant    2/5/03         Associate Counsel of Artisan       None
                           Secretary                   Partners; prior to joining
                                                       Artisan Partners in July 2002,
                                                       Associate of the law firm
                                                       Bell, Boyd & Lloyd LLC,
                                                       Chicago, IL
------------------------------------------------------------------------------------------------------------------------------------


*Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the Investment Company Act of 1940, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

The business address of the directors and officers affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53188; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) contains further information about the directors. Please call 800.399.1770 for a free copy of the SAI.
--------------------------------------------------------------------------------

    32
----------
THIRTY-TWO

ITEM 2. CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer (the "Code").

(b) No disclosures are required by this item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's board of directors has determined that Thomas R. Hefty, member and chairman of the registrant's audit committee, qualifies as an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Hefty is "independent" as such term is defined in paragraph (a)(2) of
Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5.

Not applicable.


ITEM 6. [Reserved]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. [Reserved]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

 (a)(1) Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

    (2) Certifications of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

 (b) Certification of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Funds, Inc.


 By:  /s/ Andrew A. Ziegler
      -----------------------------------
      Andrew A. Ziegler
      Principal Executive Officer

 Date:December 5, 2003
      -----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


 By:  /s/ Andrew A. Ziegler
      -----------------------------------
      Andrew A. Ziegler
      Principal Executive Officer

 Date:December 5, 2003
      -----------------------------------

 By:  Lawrence A. Totsky
      -----------------------------------
      Lawrence A. Totsky
      Principal Financial Officer

 Date:December 5, 2003
      -----------------------------------